Exhibit 10.1

CONFIDENTIAL TREATMENT

EXECUTION COPY

AMENDED AND RESTATED

ALLIANCE AND PRODUCT SUPPLY AGREEMENT

among

GAMBRO RENAL PRODUCTS, INC.,

DAVITA INC.

and

GAMBRO AB

dated as of August 25, 2006

[DELETED] = Portions of this exhibit are subject to a request for confidential treatment and have been redacted and filed separately with the Securities and Exchange Commission.

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EXHIBITS and SCHEDULES

Schedule	A – Steering Committee Members, Relationship Managers, Designated Executive Officers

Schedule	B – Withdrawn Products

Schedule	C – Existing Obligations

Schedule	D – [DELETED]

Schedule	E – [DELETED]

Schedule	F – Medical Advisory Board Members

Schedule	G – [DELETED]

Exhibit	1 – Products and Product Prices

Exhibit	1-A – Optional Products

Exhibit	2 – Standard Warranties

Exhibit	3 – Vendor Relations Policies and Procedures

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AMENDED AND RESTATED

ALLIANCE AND PRODUCT SUPPLY AGREEMENT

AMENDED AND RESTATED ALLIANCE AND PRODUCT SUPPLY AGREEMENT (this “APS Agreement”), dated as of October 5, 2005 (the “Effective Date”), as amended by that certain First Amendment entered into in March, 2006, and as further amended and restated as of August 25, 2006 (“Amended Effective Date”), among GAMBRO RENAL PRODUCTS, INC., a Colorado corporation (the “Supplier”), DAVITA INC., a Delaware corporation (the “Purchaser”), and, solely for purposes of Section 11.04, GAMBRO AB, a company organized under the laws of the Kingdom of Sweden (“Parent”).

RECITALS

WHEREAS, the Purchaser and Gambro, Inc., a Colorado corporation (the “Seller”) entered into a Stock Purchase Agreement, dated as of December 6, 2004 (the “Purchase Agreement”), which subsequently closed on October 5, 2005, pursuant to which the Seller sold to the Purchaser all the issued and outstanding shares of common stock of Gambro Healthcare, Inc., a Tennessee corporation (“GUS”), which owned and operated a network of dialysis clinics at various locations in the United States, all as more particularly set forth in the Purchase Agreement;

WHEREAS, the Parties have agreed, among other things, to cooperate in the areas of clinical research, medical outcomes, clinic productivity, product development, and education; and to establish a steering committee to, among other things, develop, implement and monitor the cooperative relationship established between the Parties as well as to oversee and negotiate or make determinations required under this APS Agreement;

WHEREAS, the Supplier and its Affiliates are engaged in the business of developing, manufacturing and marketing, among other things, (a) products for hemodialysis, peritoneal dialysis, intensive care and certain types of extra-corporeal therapies, including apheresis, and (b) water purification systems;

WHEREAS, the Purchaser and its Affiliates own and control Clinics, as defined hereunder, that require certain products manufactured and marketed by the Supplier, its Affiliates and/or licensees, and the Purchaser has agreed to purchase its requirements for such Clinics from the Supplier, its Affiliates and/or licensees; and

WHEREAS, the Supplier has agreed to supply the Purchaser’s requirements for such products;

[DELETED]

NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties, covenants and agreements contained herein, [DELETED] and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

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ARTICLE I

DEFINITIONS

Capitalized terms defined in the Purchase Agreement are used herein as therein defined and the interpretations and rules of construction therein shall apply hereto.

SECTION 1.01. Certain Defined Terms. For purposes of this APS Agreement:

“Affiliate” means, with respect to any specified Party, any other entity that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Party.

“Clinics” means all of the dialysis clinics, including any successors or assigns thereof that are or become owned, controlled, or managed by, the Purchaser or any of its Affiliates in the U.S., including dialysis clinics in the State of New York as well as all dialysis clinics that are minority-owned and indirectly owned by the Purchaser or any of its Affiliates in the U.S., including dialysis clinics in the State of New York, but excluding all clinics that are sold by the Purchaser or its Affiliates on or after the Effective Date.

“Clinical Development” means the development of clinical protocols, clinical evaluation site selection, clinical patient selection, and clinical trial management to support the preparation and filing of all applicable Regulatory Filings, and obtaining all necessary regulatory, reimbursement and pricing approvals in the United States with respect to a Developmental Product.

[DELETED]

“Confidential Information” means all proprietary information and materials (whether or not patentable), disclosed by one Party to the other Party, irrespective of the manner in which a Party disclosed such information, in furtherance of this APS Agreement, including inventions, data and information related to clinical trials and protocols, substances, formulations, techniques, methodology, equipment, data, reports, correspondence, know-how, manufacturing documentation and sources of supply, as well as the existence and terms of this APS Agreement.

“Current Machines” means [DELETED].

“Data” means (a) all data (including clinical and medical outcome, as well as [DELETED] data), reports and information tracked by Purchaser as of the Effective Date in connection with Pre-Clinical Development and Clinical Development of Developmental Products; (b) all information tracked by Purchaser as of the Effective Date, relating to clinical research, to medical outcomes, and to [DELETED] when Products purchased hereunder (including New Products and Improved Products) are used in treatments; (c) all information relating to the performance of Products purchased hereunder (including New Products and Improved Product); (d) information relating to Education; and (e) all data necessary for

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regulatory filings on Products, Developmental Products and Improved Products purchased or included in a Clinical Trial hereunder.

“Designated Executive Officers” means, at any time, the Designated Executive Officers identified on Schedule A, as such Schedule may be amended at any time by either Party, but only with respect to the identity of such amending Party’s Designated Executive Officer.

“Developmental Product” means any product that is proposed to be, or is being, developed by either Party through the process outlined in Section 4.04 for use in the Field.

“Disclosing Party” means, with respect to any Confidential Information, the Party that provides, directly or indirectly, its Confidential Information to the Receiving Party.

“Dry Concentrate” means, [DELETED].

“Education” means training health care professionals in the use of the Products, New Products or Developmental Products or in the proper documentation of services provided utilizing same.

“Extra-corporeal Therapies” means the collection, purification and/or treatment (including apheresis and leukopheresis) of blood or blood components outside the body using products manufactured or marketed by the Supplier, its Affiliates and/or licensees.

“FDA” means the United States Food and Drug Administration.

“Field” means the treatment of chronic and acute (temporary) organ failures via dialysis, including hemodialysis, intensive care treatments, peritoneal dialysis, and related treatments, including apheresis.

“Force Majeure” means a circumstance beyond the control of a Party, including acts of war (whether declared or undeclared) or terrorism; fire, flood, or other natural catastrophe; riot, strikes or work stoppages for any reason; embargo or other government action, including the enactment of any law that restricts or prohibits the providing of the Products or the providing of healthcare services utilizing the Products.

[DELETED]

“HD Products” means machines, single-use and re-use dialyzers, cassettes, bloodlines, disposables, dry and liquid concentrates, solutions, and access devices, including needles and catheters, in each case for hemodialysis.

“IC Products” means machines; dialyzers; cassettes; tubing sets; disposables; access devices, including needles and catheters; and solutions, in each case for intensive care or the types of Extra-corporeal Therapies for which the Supplier’s, its Affiliates’ and/or licensees’ machines have received 510K clearance from the FDA.

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“Improved Product” means any product that (a) is a new version, model and/or other improvement of, and (b) has the same basic functionality as, an existing HD Product, Water Purification Product and/or IC Product set forth on Exhibit 1 as of the Effective Date.

“Inability to Supply” means the Supplier’s failure for any reason to supply the Purchaser with any Products that the Supplier is required to supply pursuant to Article VII and Section 8.04(a).

“Intellectual Property” means (a) inventions (whether filed as patent applications of not), patents and patent applications, (b) trademarks, service marks, trade names, trade dress and domain names, together with the goodwill associated exclusively therewith, (c) copyrights, including copyrights in computer software, (d) confidential and proprietary information, including trade secrets and know-how, and (e) registrations and applications for registration of the foregoing.

[DELETED]

“Machines” means [DELETED].

“Material Change” and cognates thereof means a variation in a Product that would require (a) retraining of clinic personnel, (b) modifications in other Products in order to use the Product that is Materially Changed, or (c) submission of the Product that is Materially Changed to the FDA for 510K clearance.

“New Product” means a product for use in hemodialysis, peritoneal dialysis, renal intensive care and Extra-corporeal Therapies that has a basic functionality different from any Product specified on Exhibit 1 to the APS Agreement.

“Optional Products” means those Products specified on Exhibit 1-A to this APS Agreement, as such Exhibit may be amended from time to time in accordance with the terms of this APS Agreement.

[DELETED]

“Party” means either the Supplier or the Purchaser, and their respective successors and permitted assigns hereunder, as appropriate.

“Person” means any entity or person excluding Supplier or Purchaser and each or any of their respective Affiliates.

“Pre-Clinical Development” means pre-clinical safety and tolerance studies, including prototype design and development, process development, the collection of data, and the supply of materials (including fluid and blood samples or products).

“Product Liability Claims” means any and all claims by users of Products (including patients treated with any Product or their family members, insurers, health care providers, subrogees or assignees) seeking damages for personal injury, death, expense, economic loss (including, without limitation, loss of value of the Product), or any other relief or remedy, arising

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out of or related to any alleged defect in the design or manufacture, labeling, packaging or marketing of any Product.

“Products” means those HD Products, Water Purification Products and IC Products, collectively, specified on Exhibit 1 to this APS Agreement, as such Exhibit shall be amended from time to time in accordance herewith to (a) delete any Products discontinued by the Supplier, its Affiliates and/or licensees, (b) substitute Spare Parts as agreed to by the Parties and (c) include Improved Products and New Products, as agreed pursuant to Section 4.03 and Section 4.05, respectively.

[DELETED]

“Receiving Party” means, with respect to any Confidential Information, the Party that receives such Confidential Information.

“Regulatory Filings” means the preparation and filing of all applicable regulatory documents, and obtaining all necessary regulatory, reimbursement and pricing approvals in the United States.

“Representative” means, as to a Party, such Party’s Affiliates and its and their directors, officers, employees, agents, and advisors (including counsel and accountants).

“Spare Parts” means any replacement parts required for Products utilized in a Clinic.

“UCC” means the Uniform Commercial Code as enacted in the State of New York.

“Water Purification Products” means water purification systems and related parts and materials, whether stand-alone equipment or central water systems, and equipment designed to meet the specifications for a particular Clinic, and any services related thereto, except for installation of stand-alone equipment.

SECTION 1.02. Additional Definitions. The following terms have the meanings set forth in the Sections set forth below:

Definition	Sections
[DELETED]	[DELETED]
[DELETED]	[DELETED]
“Alternate Source”	Section 7.07(a)
“Anti-Kickback Statute”	Section 16.12(b)
“APS Agreement”	Preamble
“Automatic Renewal Period”	Section 12.02
“Breaching Party”	Section 12.03
“CIA”	Section 16.12(a)
“DCS”	Section 8.06(b)(ii)
“EDI”	Section 8.02
“Effective Date”	Preamble
“Extension”	Section 12.02
“FFDCA”	Section 11.01(b)(ii)

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Definition	Sections
“First Renewal Period”	Section 12.02
“GUS”	Recitals
“Hardship Event”	Section 13.02
[DELETED]	[DELETED]
“Initial Term”	Section 12.01
“Insurance Market”	Section 11.03
“Invoiced Amount”	Section 9.03
“Joint Invention”	Section 6.03(a)
“Loss”	Section 11.02(a)
[DELETED]	[DELETED]
[DELETED]	[DELETED]
“Medical Advisory Board”	Section 3.05(c)(ii)
“Modified Bloodlines”	Section 7.04
“New York Courts”	Section 16.07
“Parent”	Preamble
“Price”	Section 9.01
“Product Warranties”	Section 10.01(a)
“Purchase Agreement”	Recitals
“Purchaser”	Preamble
“Purchaser Indemnified Party”	Section 11.02(b)
“Relationship Manager”	Section 3.02
“Second Renewal Period”	Section 12.02
“Seller”	Recitals
“Steering Committee”	Section 3.01(a)
[DELETED]	[DELETED]
“Supplier”	Preamble
“Supplier Indemnified Party”	Section 11.02(a)
“Term”	Section 12.02
“Third Party Product”	Section 3.05(b)
“Third Renewal Period”	Section 12.02
“Warranty Service”	Section 10.01(b)
“Warranty Service Specifications”	Section 10.01(c)
[DELETED]	[DELETED]

ARTICLE II

SCOPE

SECTION 2.01. Oversight and Guidance. The Relationship Managers and the Steering Committee shall have oversight and guidance responsibilities with respect to the Parties’ performance under this APS Agreement, as more fully set forth in Article III.

SECTION 2.02. Cooperation. The Parties hereby agree to cooperate with each other pursuant to the terms of this APS Agreement in the development of products with

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application in the Field. Such cooperation shall be directed, overseen and guided by the Relationship Managers and the Steering Committee, in accordance with the terms of this APS Agreement. Such cooperation shall include the Parties’ cooperating in the following activities: (a) Pre-Clinical Development and Clinical Development of Developmental Products; (b) Data exchange; and (c) Education.

SECTION 2.03. Data Supply. Subject to any confidentiality or other regulatory restriction (including HIPAA and applicable state privacy regulations), the Purchaser agrees to provide the Supplier with reasonable access to requested Data (including samples, if appropriate) collected and/or generated by Purchaser in the ordinary course of Purchaser’s business by the Clinics. Such Data shall at all times be owned by the Purchaser (and may not be resold, transferred, shared or otherwise made available to third parties by the Supplier except with the prior written consent of the Purchaser) and shall be subject to the confidentiality provisions of this APS Agreement. Such Data shall be used solely in connection with (a) assessing the performance of the Products, or the development of New Products or Improved Products and (b) the publication of articles and/or marketing materials based on such Data, provided the use of Data in such articles and marketing material is anonymized and non-attributed.

SECTION 2.04. Clinical Trial Participation. The Supplier may, from time to time, request that the Purchaser cause any Clinic to participate, to the extent commercially reasonable, in clinical trials relating to New Products and/or Developmental Products. The Purchaser agrees to negotiate in good faith the terms and conditions related to such participation, including preparation of a trial protocol to identify the types of Data to be reported.

SECTION 2.05. Sales. The Supplier and the Purchaser agree that all sales of the Products by and between the Supplier and the Purchaser shall be subject exclusively to the terms of this APS Agreement. Nothing in this APS Agreement is intended nor shall it be construed as restricting the Supplier, its Affiliates and/or licensees from selling goods or services (including the Products) to any other Person.

SECTION 2.06. No Re-Sale. The Purchaser agrees that the Products sold under this APS Agreement shall not be re-sold or re-marketed, directly or indirectly, by the Purchaser, and that the Purchaser shall cause its Affiliates not to re-sell or remarket such Products, in each case other than to dialysis centers managed by the Purchaser.

SECTION 2.07. Access to Product Portfolio. During the Term, the Supplier shall provide the Purchaser with access to all Supplier-manufactured products that are approved for use in the U.S. and are commercially available for use in the Field.

ARTICLE III

STEERING COMMITTEE

SECTION 3.01. Steering Committee. (a) Formation of Steering Committee. The Parties shall cooperate in good faith to form a steering committee (the “Steering

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Committee”) as soon as reasonably practicable following the Closing Date. The Steering Committee shall consist of no fewer than four (4) but no more than six (6) members, with the Supplier and the Purchaser each designating the same number of members. Each Party’s Relationship Manager shall be a member of the Steering Committee. The members of the Steering Committee as of the Amended Effective Date are set forth on Schedule A.

(b) Steering Committee Member Replacement. Either Party may at any time upon written notice replace any member of the Steering Committee that it has designated, including such Party’s designated Relationship Manager. In the event a vacancy occurs in the Steering Committee, the Party that appointed the member that has vacated its membership shall promptly designate a substitute member and provide written notice to the other Party of such designation.

(c) Steering Committee Meetings and Responsibilities. The Steering Committee shall meet as necessary, but at least once each during each calendar quarter, or as otherwise agreed in writing by the Parties. The Steering Committee shall, at a minimum:

(i) ensure each Party is performing its obligations under this APS Agreement;

(ii) coordinate the Parties’ activities relating to (A) Pre-Clinical Development and Clinical Development of Development Products; (B) the exchange of Data, and (C) Education;

(iii) negotiate prices for Improved Products and New Products as set forth in Section 4.03 and Section 4.05, respectively; and

(iv) attempt in good faith to resolve any issue presented to the Steering Committee by a Relationship Manager.

(d) Steering Committee Decisions. Each Party shall have one (1) vote on the Steering Committee, and a quorum of the Steering Committee shall require at least two (2) representatives from each Party. All decisions of the Steering Committee shall be by unanimous vote and documented in a writing signed by the Steering Committee members participating in such decision. The Steering Committee shall not have the power to amend this APS Agreement, provided, that the Steering Committee shall have the power to amend Exhibit 1 solely with respect to the price of New Products or Improved Products the parties have mutually agreed to include under this APS Agreement.

(e) Formation of Subcommittees. If and when required under this APS Agreement, or as the Steering Committee shall determine necessary or appropriate, the Steering Committee shall establish, appoint and oversee subcommittees in its discretion. Each subcommittee shall meet as directed by the Steering Committee, and shall report to the Steering Committee as requested. Any such subcommittee shall include at least two members, and such members shall be appointed, in equal number, by each Party’s Relationship Manager. Such representatives may, but need not, be members of the Steering Committee.

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SECTION 3.02. Relationship Managers. In addition to the Steering Committee, each Party shall designate an individual (each a “Relationship Manager”) who shall serve as the primary representative to the other Party with respect to managing the relationship of the Parties under this APS Agreement and who shall report to the other members of the Steering Committee. The Relationship Manager for each Party shall have overall responsibility for managing and coordinating the performance of such Party’s obligations under this APS Agreement and for coordination with such Party’s personnel. The Supplier Relationship Manager and Purchaser Relationship Manager as of the Amended Effective Date are set forth on Schedule A. The Supplier Relationship Manager and the Purchaser Relationship Manager shall work with and make reports to each other on a regular basis, and no less than semi-monthly, with respect to issues that arise regarding this APS Agreement. Each Relationship Manager shall be deemed to have authority to issue, execute, grant or provide any requests, notices or other communications required hereunder or requested by the other Party in connection with this APS Agreement.

SECTION 3.03. Access to Managers. The Supplier shall ensure that the Purchaser has adequate access to the Supplier Relationship Manager, and that such Relationship Manager responds to and has sufficient time to service the Purchaser hereunder to the reasonable satisfaction of the Purchaser. The Purchaser shall ensure that the Supplier has adequate access to the Purchaser Relationship Manager and that such Relationship Manager responds to and has sufficient time to service the Supplier hereunder to the reasonable satisfaction of the Supplier.

SECTION 3.04. Review Meetings and Progress Reports. Upon the reasonable request of either Party’s Relationship Manager, and with reasonable notice, each Party’s Relationship Manager, as well as appropriate additional personnel involved in the performance of this APS Agreement, shall meet at a location mutually agreed to by the Parties or conduct a teleconference or videoconference meeting, to discuss this APS Agreement. At each such meeting and whenever reasonably requested by either Party and with reasonable notice, each Party shall provide the other Party with a written status report that identifies any problem or circumstance encountered by the Party, or that the Party gained knowledge of during the period since the last such status report, that may prevent or tend to prevent the Party from completing any of its obligations under this APS Agreement. If applicable, the Party shall identify the cause of any identified problem or circumstance and steps taken or proposed to be taken by the Party to remedy the problem or circumstance.

SECTION 3.05. Issue Resolution.

(a) Internal Resolution Process. In the event of any issue, controversy or claim arising out of or relating to this APS Agreement, including any disagreement between the Relationship Managers, the Relationship Managers shall attempt in good faith to resolve such issue promptly. In the event that the Relationship Managers cannot resolve any such issue within twenty (20) U.S. business days after the matter has been brought to their attention, the Designated Executive Officers will negotiate in good faith to resolve the dispute. In the event that the Designated Executive Officers cannot resolve an issue, controversy or claim arising out of or relating to this APS Agreement within twenty (20) U.S. business days after the matter has been brought to their attention, such dispute shall be settled by final and binding arbitration pursuant to Article XIV.

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(b) [DELETED]

(c) [DELETED]

(iii) The Medical Advisory Board shall be composed of three (3) board-certified nephrologists to be chosen as follows: Within 30 days after the Amended Effective Date, each party shall designate one nephrologist, and those two nephrologists shall agree upon and designate a third nephrologist. If, within that 30-day period, the third nephrologist is not selected, the selection of the third nephrologist shall be referred to the Designated Executives who will have an additional fifteen (15) days to agree and make a designation. Replacements of any individual members of the Medical Advisory Board in the future shall occur in a like manner as outlined above.

ARTICLE IV

PRODUCT CHANGES AND TERMINATIONS

SECTION 4.01. Material Changes. The Supplier shall provide reasonable, and in no event less than six (6) months, prior written notice to the Purchaser when contemplating making any Material Changes. The Purchaser shall use its commercially reasonable efforts to review all such proposed Material Changes in an expeditious manner, but shall incur no liability in connection with such review or any failure to make such review, nor shall such review relieve the Supplier from any warranty obligation or any other obligation set forth herein. In the event that a Product undergoes a Material Change such that it becomes an Improved Product or a New Product, its inclusion in this APS Agreement shall be subject to Section 4.03 and Section 4.05.

SECTION 4.02. Cessation of Production. In the event that the Supplier, its Affiliates and/or licensees decides to cease producing any Product, the Supplier shall notify the Purchaser of its intent to withdraw such Product at least [DELETED] before such withdrawal. Except as shown on Schedule B, the Supplier has no current plans to withdraw any Products within [DELETED] of the Amended Effective Date. The Purchaser will have a minimum of [DELETED] from the date of such notice to place orders for such Product without quantity restrictions; provided, that the Purchaser promptly tenders to the Supplier a good faith forecast, complying with the terms of Article VIII, of the Purchaser’s requirements and allowing a commercially reasonable lead time for the Supplier, its Affiliates and/or licensees to produce such requirements. The Supplier, its Affiliates and/or licensees will maintain the capability to supply agreed upon Products, including Spare Parts, for a period to be agreed by the Parties, but in no event less than [DELETED] after withdrawal of such Products. In addition, after discontinuing any Product, the Supplier, its Affiliates and/or licensees shall maintain a reasonable supply of warranty replacements therefor for the remainder of all applicable warranty periods and an adequate supply of Spare Parts for the reasonable expected useful life of such Product.

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SECTION 4.03. Improved Products. (a) The Supplier may, at any time, propose an amendment to Exhibit 1 to include one or more Improved Products as a “Product” and/or, provided that the Supplier is in compliance with Section 4.02, to remove one or more Products from Exhibit 1. Upon the delivery of a proposed amendment to Exhibit 1 to Purchaser in connection with the addition of an Improved Product, the Relationship Managers shall negotiate in good faith to determine a market price for each such Improved Product. The market price for any Improved Product shall be based on [DELETED] following amendment of Exhibit 1 to add such Improved Product. Upon determination of a mutually acceptable market price for such Improved Product(s), such proposed amendment to Exhibit 1, which shall include that market price, shall be executed by the parties.

(b) [DELETED]

(iv) If Supplier in good faith disputes or does not agree with Purchaser’s position, then Supplier may pursue such dispute by submitting written notice, including objective evidence that supports Supplier’s position, to the Relationship Managers, with the ultimate determination and resolution to be made pursuant to Section 3.05(a).

(c) If the Relationship Managers are unable to resolve the price for an Improved Product within twenty (20) days, the issue shall be treated as specified in Section 3.05(a), except that if the Designated Executive Officers are unable to resolve such issue within twenty (20) U.S. business days after the matter has been brought to their attention, or earlier at the agreement of the Parties, Exhibit 1 shall be amended to reflect [DELETED].

(d) Notwithstanding anything to the contrary in Section 3.05(a), in the event that Exhibit 1 has been amended pursuant to Section 4.03(c) to reflect the [DELETED] of any Improved Product, the price of which is in dispute, either Party may, within twenty (20) days from the date of such amendment, immediately seek binding arbitration pursuant to Article XIV. Following a decision resulting from such arbitration procedure, the Parties shall adjust the amounts paid prior to such final price determination, in accordance with such determination.

(e) [DELETED]

SECTION 4.04. Developmental Products. Either Party may propose a Developmental Product through its Relationship Manager to the other Party’s Relationship Manager. The Relationship Managers shall in good faith consider the advisability of establishing cooperation between the Parties with respect to the development and commercialization of such proposed Developmental Product. Any such cooperation shall be subject to a separate written agreement between the Parties.

SECTION 4.05. New Products. The Purchaser and the Supplier shall negotiate in good faith the amendment of Exhibit 1 to include one or more New Products as a “Product” at any time and Exhibit 1 shall only be amended on the mutual agreement of the Parties. The price being charged to the Purchaser for any New Product shall be based on all

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relevant factors including [DELETED] in respect of such New Product for the [DELETED] to add such New Product.

SECTION 4.06. Optional Products. Notwithstanding anything in this APS Agreement to the contrary, unless required pursuant to a binding forecast, Purchaser may, but shall have no obligation to, purchase Optional Products from Supplier and Supplier may, but shall have no obligation to, supply Optional Products to Purchaser. Unless otherwise agreed to by the parties, pricing for Optional Products shall be as set forth in Exhibit 1-A.

SECTION 4.07. [DELETED]

ARTICLE V

REGULATORY COOPERATION

SECTION 5.01. Regulatory Action. Each Party shall promptly inform the other Party of any regulatory action of which it is aware that would materially and adversely affect any Product in the United States.

ARTICLE VI

OWNERSHIP OF INTELLECTUAL PROPERTY

SECTION 6.01. Continuing Ownership. Each Party acknowledges that any Intellectual Property of the other Party or its Affiliates is and shall continue to be owned by such other Party and its Affiliates, respectively, subject only to any licenses that may from time to time be granted by one Party to another.

SECTION 6.02. Exclusive Ownership. Any inventions, discoveries, improvements, modifications, alterations or enhancements, including those in Developmental Products, New Products and Improved Products that are made, conceived, discovered or reduced to practice solely by the employees or contractors of a Party or the employees or contractors of its Affiliates, during and in the course of performance under this APS Agreement, together with all Intellectual Property rights therein, shall be owned exclusively by such Party or its Affiliates and shall be included in the Intellectual Property of such Party.

SECTION 6.03. Joint Inventions. (a) Any invention that is conceived, discovered or reduced to practice jointly by the employees or contractors of both Parties or their Affiliates pursuant to performance under this APS Agreement (a “Joint Invention”), including Joint Inventions relating to Improved Products, New Products or Developmental Products, shall be jointly owned by the Parties without any right or duty of accounting. Expenses relating to any patent filings, patent applications and patent grants covering Joint Inventions shall be shared equally by each Party and the Parties agree to assist and require their employees and contractors and their Affiliate’s employees and contractors, if applicable, to assist in filing and prosecuting such patent applications and securing such patent grants. If either Party elects not to monetarily support the filing, prosecution, or maintenance of a patent application or patent on any such Joint

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Invention in any country, then that Party shall promptly notify the other Party, who may elect to file, continue prosecution or pay maintenance at its own expense. The non-paying Party agrees to assign all its rights, and to require its employees and contractors and the employees and contractors of its Affiliates, if applicable, to assign their rights in such Joint Invention, patent application, and patent to the Party paying the expenses.

(b) In the event that a filing is made for patent protection for any Joint Invention, the Supplier shall have the right, at its option during the [DELETED], upon written notice to the Purchaser, to purchase the Purchaser’s interest in each such Joint Invention. The Purchaser shall, if the Supplier provides timely written notice of its intent to exercise such option, promptly sell such interest to the Supplier. Each such sale shall be made at the [DELETED], as the [DELETED] shall be agreed by the Relationship Managers, subject to the terms of Section 3.05(a).

ARTICLE VII

PURCHASE REQUIREMENTS

SECTION 7.01. Purchase Requirements. (a) The Purchaser shall purchase, and shall cause its Affiliates to purchase, from the Supplier, subject to the terms and conditions of this APS Agreement at the prices set out in Exhibit 1:

(i) No less than [DELETED]% of the [DELETED] requirements of each of the following:

(A)	subject to Section 7.06 and Section 7.10, Dry Concentrates [DELETED];

(B)	cassettes and Spare Parts for machines manufactured or marketed by Supplier, its Affiliates and/or licensees;

(C)	machines that replace [DELETED];

(D)	dialysis or apheresis machines that do not replace [DELETED]

(E)	single-use dialyzers;

(F)	re use dialyzers;

(G)	subject to Section 7.06 and Section 7.10, Dry Concentrates for machines [DELETED]; and

(H)	any other Product, other than Optional Products, not otherwise specified in this Section 7.01(a)(i).

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(ii) No less than [DELETED]% of the [DELETED] requirements of each of the following:

(A)	subject to Section 7.06 and Section 7.10, Dry Concentrates [DELETED];

(B)	cassettes and Spare Parts for machines manufactured or marketed by Supplier, its Affiliates and/or licensees;

(C)	machines that replace [DELETED];

(D)	dialysis or apheresis machines that do not replace [DELETED]

(E)	single-use dialyzers;

(F)	re use dialyzers;

(G)	subject to Section 7.06 and Section 7.10, Dry Concentrates for machines [DELETED]; and

(H)	any other Product, other than Optional Products, not otherwise specified in this Section 7.01(a)(ii).

(iii) No less than [DELETED]% of the [DELETED] requirements of each of the following:

(A)	subject to Section 7.06 and Section 7.10, Dry Concentrates [DELETED];

(B)	cassettes and Spare Parts for machines manufactured or marketed by Supplier, its Affiliates and/or licensees;

(C)	machines that replace [DELETED];

(D)	dialysis or apheresis machines that do not replace [DELETED]

(E)	single-use dialyzers;

(F)	reuse dialyzers;

(G)	subject to Section 7.06 and Section 7.10, Dry Concentrates for machines [DELETED]; and

(H)	subject to Section 7.04, any other Product, other than Optional Products, not otherwise specified in this Section 7.01(a)(iii).

(b) Except as otherwise permitted under this APS Agreement, the Purchaser shall not purchase, and shall cause its Affiliates not to purchase, any product that is a substitute for any Product.

(c) Within thirty (30) days after each calendar quarter, the Purchaser will provide a report to each of the Relationship Managers identifying (i) the Purchaser’s total

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purchases of Products, on a Product category basis as described in paragraph (a) above, during such calendar quarter and (ii) the quantity of such purchases made from the Supplier. Within thirty (30) days after each calendar quarter, the Supplier shall also provide a report to the Relationship Managers reflecting the Supplier’s record of the Products Purchaser bought during the quarter. The Steering Committee will review such quarterly reports at its regular meetings to assure that the Parties’ records concur and that the Purchaser is fulfilling its obligations under this Section 7.01 for the applicable measurement period.

SECTION 7.02. Installation; Training; Transition; Acquisitions.

(a) (i) During the Initial Term and the Automatic Renewal Period, if any, the Supplier shall be responsible for [DELETED] of all dialysis, apheresis and continuous renal replacement therapy machines purchased by Purchaser pursuant to this APS Agreement. In addition, during the Initial Term and the Automatic Renewal Period, if any, the Supplier shall be responsible for [DELETED].

(ii) During the Initial Term and the Automatic Renewal Period, if any, to the extent commercially reasonable, the Supplier shall make available to the Purchaser [DELETED] Supplier’s standard, customary training that it provides to its end-user customers in order to assist the Purchaser in efficiently complying with its obligations under this Article VII.

(iii) During the Initial Term and the Automatic Renewal Period, if any, the Supplier shall install and certify all Water Purification Products purchased hereunder by Clinics.

(iv) The Supplier shall provide [DELETED] to the personnel of the Purchaser as part of the Supplier’s biomed technical training program and will enroll such personnel in the Supplier’s regularly scheduled classes as quickly as possible after the Effective Date. The Purchaser shall pay the Supplier for such training [DELETED] as set out in Exhibit 1, which cost may be amended by the Steering Committee each year during the term of this APS Agreement as part of its responsibility for coordinating the parties’ activities relating to education; and the Purchaser shall require [DELETED] from the Supplier on such terms.

(b) The requirements of this Article VII shall be subject to the obligations of the Purchaser, existing at the Amended Effective Date, each of which are shown on Schedule C and purchases under such obligations shall not be included in any calculation made of the Purchaser’s purchase obligations pursuant to this Article VII for the time period that such obligations are in effect. The Supplier shall have the right to buy out any existing contracts under which the Purchaser currently has purchasing obligations in order to more quickly transition Products under this APS Agreement.

(c) With respect to any clinic acquired by the Purchaser subsequent to the Effective Date, the requirements of this Article VII shall be subject to the existing obligations of such clinic, provided that the Supplier is given prompt notice of such existing obligations and the Supplier shall have the right to buy out any existing contracts under which such

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acquired clinic currently has purchasing obligations in order to more quickly transition Products under this APS Agreement.

SECTION 7.03. Supplier’s Agreement to Supply. During the Initial Term, and, if applicable, the Automatic Renewal Period, the Supplier shall supply to the Purchaser and its Affiliates the Products to be purchased pursuant to this Article VII, subject to the terms and conditions of this APS Agreement at the prices set out in Exhibit 1.

SECTION 7.04. Bloodlines. Except as otherwise provided in this Section 7.04, Purchaser agrees to purchase the applicable percentage set forth in Section 7.01 of its bloodline requirements for [DELETED] the [DELETED] and [DELETED] the [DELETED] in the [DELETED]. In the case of the machines [DELETED], the Parties agree that the Purchaser’s contract with [DELETED], as described in Schedule C to this APS Agreement, has been extended until [DELETED] for the bloodlines required for those machines. To the extent that Purchaser is not obligated under that contract to purchase from [DELETED] its requirement for the bloodlines for the machines [DELETED] in the [DELETED], Purchaser agrees to purchase the applicable percentage as set forth in Section 7.01 of the remainder of such bloodline requirements for such machines from Supplier but only if and to the extent that Supplier’s bloodline products have been effectively modified to meet the current technological standards agreed by the parties as confirmed by Purchaser (the “Modified Bloodlines”). The terms of this APS Agreement with respect to bloodlines for the [DELETED] and the [DELETED] in the [DELETED] shall remain in effect, irrespective of the contract with [DELETED]. As provided above, in the case of the [DELETED] and the [DELETED] in the [DELETED], Purchaser will continue to purchase Supplier’s existing bloodlines to meet the applicable percentage as set forth in Section 7.01 of its requirements until such time as Modified Bloodlines are available. Thereafter, Supplier shall replace its existing bloodlines with such Modified Bloodlines for use with the machines [DELETED], subject to the purchase requirements of Section 7.01. Following the expiration or termination of Purchaser’s contracts with [DELETED], Purchaser’s requirements for the [DELETED] and the [DELETED] shall be [DELETED] and Purchaser shall purchase the applicable percentage as set forth in Section 7.01 of its bloodline requirements for the Clinics, including the [DELETED], using such Modified Bloodlines with the machines [DELETED] and the existing bloodlines with the [DELETED], each as specified on Exhibit 1 as amended from time to time consistent with the provisions herein.

SECTION 7.05. Spare Parts. Supplier will continue to supply [DELETED] Spare Parts to the Purchaser through [DELETED] and refurbished [DELETED] Spare Parts shall be supplied [DELETED] for [DELETED] Spare Parts listed in Exhibit 1 to this APS Agreement.

SECTION 7.06. [DELETED] The parties shall work together cooperatively and in good faith to reach agreement on a [DELETED] and [DELETED], which [DELETED] shall be no later than [DELETED] for the supply of [DELETED], none of such products shall be deemed Products, and the parties’ respective obligations under this Article VII with respect thereto shall terminate.

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SECTION 7.07. Safety Needles. Purchaser hereby [DELETED] Supplier [DELETED] safety needles to Purchaser on the terms and conditions provided herein. Such [DELETED] safety needles shall be implemented as follows:

(a) Purchaser shall provide written notice to Supplier in the event that Purchaser [DELETED] of safety needles [DELETED]. Such notice, which shall be provided not later than thirty (30) days prior to the proposed date that [DELETED], such safety needles shall contain reasonable details with respect to [DELETED] safety needles as well as [DELETED].

(b) Within such thirty (30)-day period, Supplier shall have the right to notify Purchaser that it desires to supply Purchaser’s requirements for safety needles [DELETED].

(c) If Supplier provides such notice to Purchaser and [DELETED], then [DELETED] for safety needles [DELETED] and the Parties will add the alternative needles to Exhibit 1 of the APS Agreement.

(d) If the Supplier does not meet the conditions set forth in (c) within the thirty (30)-day period provided above, Purchaser shall have the [DELETED]; provided, however, that [DELETED] for the purchase of the safety needles from [DELETED] during the term of the APS Agreement, [DELETED] with respect to any safety needles required by Purchaser shall [DELETED] on the same terms as set out in this Section 7.07.

SECTION 7.08. [DELETED]

(a) During the [DELETED] with respect to an [DELETED], the Purchaser’s purchase requirements for such [DELETED] will [DELETED] as set forth below:

(i) [DELETED]: [DELETED]% of the Clinics’ requirements for the applicable [DELETED].

(ii) [DELETED]: [DELETED]% of the [DELETED] requirements for the applicable [DELETED]; [DELETED] going forward after the end of such [DELETED], [DELETED]% of the [DELETED] and the [DELETED] requirements for the applicable [DELETED];

(iii) [DELETED]: [DELETED]% of the [DELETED] requirements for the applicable [DELETED];

(iv) [DELETED]: [DELETED]% of the [DELETED] requirements for the applicable [DELETED];

(v) [DELETED]: [DELETED]% of the [DELETED] requirements for the applicable [DELETED]; and

(vi) [DELETED]: [DELETED]% of the [DELETED] requirements for the applicable [DELETED].

Supplier agrees to [DELETED] or as a result of Seller’s Inability to Supply the [DELETED], including [DELETED], in accordance with and pursuant to Section [DELETED] below. Similarly, Supplier further agrees to [DELETED] as a result of Seller’s Inability to Supply the

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[DELETED] in accordance with and pursuant to Section [DELETED], to the extent that such [DELETED] as of the date hereof.

(b) Notwithstanding Section 7.08(a) above, in the event that any of the [DELETED], Purchaser at its sole option, shall [DELETED] and shall be [DELETED] at any time thereafter (in which case Supplier shall be [DELETED] such Products), [DELETED] if the [DELETED] such Products, [DELETED] (and, upon Purchaser making [DELETED], Supplier shall be [DELETED]) as provided in Section 7.08(b)(i) above, without waiving any or all other rights it may have in respect of the APS Agreement and the Inability to Supply.

SECTION 7.09. [DELETED] (including [DELETED]) for [DELETED], Purchaser will use its reasonable efforts, recognizing Purchaser’s ethical responsibilities to its customers and their patients, [DELETED]. In addition, Purchaser will [DELETED] of such [DELETED] and provide [DELETED]. During any [DELETED] regarding Purchaser, Purchaser’s ability to supply products, or Purchaser’s [DELETED]. Supplier shall, at all times in the course and performance of this APS Agreement, [DELETED]. If, following [DELETED], the [DELETED]. Purchases of any such products permitted by this 7.09 shall be excluded from all purchase commitment calculations.

SECTION 7.10. [DELETED] Dry Concentrate [DELETED]. Supplier has [DELETED] (such [DELETED] product shall be referred to as the [DELETED]); such [DELETED] shall [DELETED] and [DELETED] Purchaser’s [DELETED] as follows: The [DELETED] will deliver [DELETED] according to Purchaser’s current prescription standard [DELETED]. The [DELETED] is currently commercially available for purchase by Purchaser. The [DELETED] will be priced at the same level as the existing [DELETED]. Purchaser shall have the ability to test the [DELETED] for acceptance for use in its Clinics. Provided that the [DELETED] meets the foregoing specifications and the general clinical performance specifications that have been established for the [DELETED], Purchaser may not [DELETED] in those [DELETED] that, as of the Amended Effective Date, use the [DELETED] or other [DELETED].

ARTICLE VIII

FORECASTS, PURCHASE ORDERS, FULFILLMENT

SECTION 8.01. Rolling Forecasts. On the Effective Date, the parties agreed upon an initial 12-month demand forecast, in standard units of purchase, commencing on October 1, 2005. Since the Effective Date, the Parties have developed rolling monthly forecasts as hereinafter provided in this Section 8.01. As of the Amended Effective Date, the Parties have agreed upon the forecast for the twelve (12) month period ending August 31, 2007. The first and second months of each such forecast will be binding on both parties.

(a) No later than fifteen (15) U.S. business days after the beginning of each month following the Effective Date, the Parties shall conduct a monthly forecast review to develop a good-faith rolling monthly national forecast for the following twelve (12) months. At that time, the forecast for the third following month in the relevant forecast will become

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binding (i.e., if the forecast is reviewed in September, the forecast for December becomes binding, October and November having already been made and remaining binding), unless the Parties agree otherwise in writing. Prior to each monthly review, the Supplier will compare the immediate past month’s forecast to actual purchase orders received from the Purchaser. On the basis of that comparison, the Parties will determine what corrective actions and adjustments might be required.

(b) During each monthly forecast review, the Purchaser shall also inform the Supplier about factors that may cause the Purchaser to purchase differently than in the past. Examples of such factors include:

(i) A planned transition from one Product or product type to another Product or product type (e.g., a change in Purchaser’s reuse vs. single use strategy);

(ii) A planned transition from one therapy type to another;

(iii) Plans for new clinics, acquisitions, expansions, and divestitures. The Parties will develop a mutually agreed supply plan to address the supply implications of such changes. These factors will be documented in the monthly forecast review minutes. The Purchaser’s failure to disclose such factors will release the Supplier from any obligation to respond to these conditions in a timely manner and will obligate the Purchaser to compensate the Supplier for any obsolescence and product disposal costs that result from the Purchaser’s failure to disclose these factors to the Supplier.

(c) Each monthly forecast will be signed off by the Parties. If the Purchaser fails to participate or contribute to the process, the Supplier will note that failure in the forecast review minutes and will set the forecast based on the Supplier’s best information. The Supplier will also notify the Purchaser in writing that the Supplier believes that the Purchaser is not making a good-faith effort to participate in and contribute to the forecasting process. The Purchaser will also pay the Supplier for all obsolescence and product disposal costs that result from forecast errors in those months that became binding when the Purchaser failed to participate in the forecast process.

(d) Within fifteen (15) U.S. business days following the close of each calendar quarter, the Parties will determine whether the Purchaser has actually ordered the quantities of Products specified in the binding forecasts for such calendar quarter. In the event actual orders did not equal or exceed the binding forecasts for Products (by categories as defined in Section 7.04), the Seller may invoice, and the Purchaser agrees to pay, [DELETED] percent ([DELETED]%) [DELETED] percent ([DELETED]%) [DELETED].

SECTION 8.02. Purchase Orders. Purchase orders may be communicated from the Purchaser to the Supplier via telephone, U.S. mail, facsimile transmission, Web ordering or by Electronic Data Interface (“EDI”) transaction sets mutually agreed and tested by the Supplier and the Purchaser. The Supplier is under no obligation to use any electronic communication method that would cost the Supplier more than the standard EDI Value Added

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Network (VAN) fees typically charged in the United States market. The Supplier is obligated to pay EDI VAN fees only for the “supplier side” of the transaction mailbox. Purchase orders shall:

(a) be in a form mutually acceptable to the Purchaser and the Supplier;

(b) conform to the terms and conditions of this APS Agreement; and

(c) set forth the following information:

(i) the complete ‘bill to’ and ‘ship to’ address(es);

(ii) catalog number, description and quantity of Products being purchased;

(iii) price per item;

(iv) payment terms;

(v) shipping term as stated herein (i.e., F.O.B. (UCC) shipping point);

(vi) required delivery date, if desired; and

(vii) lift gate and/or inside delivery requirements, if needed.

All orders for capital equipment must be placed through a written purchase order. All orders placed by telephone must be followed up by a written purchase order (faxed or mailed).

SECTION 8.03. Terms of Agreement Govern. No modification or amendment to this APS Agreement shall be effected by or result from the receipt, acceptance, signing or acknowledgement of any purchase order hereunder, Supplier’s quotations, invoices, shipping documents or other business forms containing terms or conditions in addition to or different from the terms and conditions set forth in this APS Agreement. The terms of this APS Agreement shall supersede any provision in any purchase order, invoice or other document (including the Supplier’s policies, practices, catalogs, brochures and the like) that is inconsistent with the terms of this APS Agreement.

SECTION 8.04. Supply Obligations.

(a) Duty to Accept. The Supplier shall accept purchase orders from the Purchaser, subject to the other terms and conditions of this APS Agreement, to the extent such quantity of any Product is no more than [DELETED]% of the quantity of such Product agreed by the Parties in the binding forecast for that month.

(b) No Duty to Accept. The Supplier shall not be obligated to accept purchase orders to the extent the quantity of a Product ordered exceeds the limitation in Section 8.04(a), but shall use commercially reasonable efforts to fill orders for quantities exceeding forecast from the Supplier’s available supplies. In the event that the Supplier, despite the use of its commercially reasonable efforts, is unable to supply such excess quantities to the

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Purchaser, such inability to supply shall not constitute a breach of the Supplier’s obligations under this Article VIII.

(c) Excess Supply Notice. The Supplier shall notify the Purchaser as soon as the Supplier becomes aware that the Purchaser’s orders are exceeding forecast and shall advise the Purchaser of the Supplier’s ability to fill any amounts of such orders in excess of [DELETED]% of the forecast. The Purchaser shall notify the Supplier as soon as the Purchaser becomes aware that the Purchaser’s requirements for any Product will exceed the forecast of such Product.

SECTION 8.05. Inability to Supply.

(a) Notice. The Supplier shall provide the Purchaser with a written notice of an Inability to Supply as promptly as practicable, but in no event more than ten (10) days after the Supplier becomes aware of an Inability to Supply. In the event that the Purchaser reasonably believes that an Inability to Supply exists, the Purchaser shall provide the Supplier with written notice of such belief and the Supplier shall respond by written notice within ten (10) days confirming or denying such belief. In the event that Supplier does not provide a written response within such ten (10) day period or fails to ship promptly the Products under open purchase orders that are the subject of the claimed Inability to Supply, the existence of such Inability to Supply shall be deemed to be confirmed.

(b) Alternative Supply. (i) In the event of an Inability to Supply [DELETED], the parties shall reasonably cooperate to establish an alternative supply for those Products for which an Inability to Supply exists, including enabling the Supplier to provide reasonable third-party substitute products.

[DELETED]

(c) [DELETED] The Supplier shall [DELETED] in connection with [DELETED].

(d) Calculations. In the event of an Inability to Supply, any purchases of products made by the Purchaser from third parties in substitution for those Products affected by such Inability to Supply shall be included in any calculation made of the Purchaser’s purchase obligations pursuant to Article VII for the time period that such Inability to Supply exists.

SECTION 8.06. Delivery.

(a) Delivery Dates. The Supplier shall make commercially reasonable efforts to ship or cause to be shipped quantities of Product that the Supplier is obligated to supply pursuant to Section 8.04 for delivery on the dates specified in the Purchaser’s purchase orders submitted and accepted in accordance with this Article VIII. All stated shipment dates are based upon timely receipt of all necessary information from the Purchaser. Alternate delivery arrangements may be agreed upon and must be added to this APS Agreement. If requested by the Purchaser, the Supplier shall provide advance shipping notice in an EDI 856 transaction set.

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(b) Delivery Terms.

(i) Products indicated with an asterisk (*) on Exhibit 1 will be shipped [DELETED] of the Supplier when the shipment meets all of the criteria necessary to allow it to be delivered by the Supplier’s Dedicated Carrier Service (“DCS”). Those criteria are:

(A)	The order must include at least [DELETED] pounds of Products (including but not limited to Products marked with an asterisk(*)) in the aggregate.

(B)	The destination clinic must be willing to accept the delivery schedule guidelines that are necessary to make DCS deliveries possible.

(C)	Standard DCS deliveries will be made [DELETED]. If a facility cannot accommodate such trailers from DCS, or if circumstances prevent the use of the Supplier’s standard delivery methods, including removal and return of drums, or if the facility schedules fewer than seven (7) receiving hours per day (when the facility is open), the Purchaser will be responsible for incremental charges to be reflected on the invoice. (This service is not available for shipments to Alaska or Hawaii). In the event the Supplier’s [DELETED] of the Products [DELETED] by an amount [DELETED] of the contract rates (i.e., cost per 100 pounds) in effect as of the Effective Date, the Supplier [DELETED], and the [DELETED] of such [DELETED] shall be referred to as the [DELETED]); provided, however, that the [DELETED] may not [DELETED] (as defined below) between the [DELETED].

For products marked with an asterisk (*) on Exhibit 1, [DELETED] for all orders that do not meet all of the above DCS criteria.

(ii) All other Products (with the exception of capital equipment, accessories, software, spare parts and manuals) are shipped [DELETED] via surface common carrier [DELETED]. Any extra charges for expediting, tailgate service, inside delivery, redelivery, etc., are prepaid and added to the invoice. Capital equipment, accessories, software, spare parts and manuals are shipped [DELETED].

(iii) All shipments are F.O.B. (UCC) the Supplier’s warehouse or manufacturing facility in the 48 continental states of the United States via common carrier. Notwithstanding the foregoing, Supplier shall be responsible for the [DELETED] and shall hold Purchaser harmless from any damage, loss or expense resulting from the [DELETED].

(iv) The Purchaser must visually inspect the shipment and notify the Supplier in writing of any apparent irregularity within ten (10) days of receipt of

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the shipment. In the absence of timely written notice, acceptance will be conclusively presumed. In the event that Product is damaged or lost in transit, the Purchaser may choose to:

(A)	file a damage or loss claim with the carrier; or

(B)	request refund or replacement from the Supplier. In that instance, the Purchaser would assign to the Supplier all rights to file a claim with the carrier.

(v) If drums are delivered into the Purchaser’s custody rather than being pumped off into the clinic’s tanks, the Supplier reserves the right to charge the Purchaser $[DELETED] for each lost or damaged drum. The Supplier [DELETED] the Purchaser to pick up empty drums in conjunction with a delivery of drummed Product. The Supplier may charge the Purchaser $[DELETED] for each lost or damaged pallet.

(c) Pump Off. Subject to Section 7.06, the Supplier agrees to provide bulk delivery of liquid Products at the request of, and as a service to, the Purchaser. It is the responsibility of the Purchaser’s clinic employees to monitor the product delivery process and ensure that the product formula transferred into the clinic’s storage vessel(s) is correct. The Supplier will provide delivery equipment and assistance in the transfer process but will not be responsible for assuring that the product transferred into storage vessels at the Clinic has the same formulas as the product label on the vessel. Neither the Supplier nor its agents will be liable for errors in transferring product into the clinic’s storage vessels.

SECTION 8.07. Returned Goods. Returned goods will be accepted only with prior written authorization from the Supplier which authorization shall not be unreasonably withheld or delayed and in accordance with such authorization. Items must be returned freight prepaid and accompanied by the Supplier’s Returned Goods Authorization (RGA) form. Items to be returned must be in original cartons, have original labels, be in salable condition and are subject to a [DELETED] percent ([DELETED]%) re-stocking charge except there will be no such re-stocking charge and any related freight charges shall be borne by the Supplier if the items were sent to the Purchaser in error or were damaged at the time of receipt of such goods. Goods held over [DELETED] from the date of invoicing, abused or custom items, chemical concentrates, and items identified as non-returnable or that have deteriorated due to cause beyond the Supplier’s control, may not be returned.

ARTICLE IX

PRICES; PAYMENT

SECTION 9.01. Price. Subject to the provisions of this APS Agreement, the Supplier agrees to offer each Product for sale to the Purchaser during the Initial Term and, if applicable, the Automatic Renewal Period, at the respective price set forth on Exhibit 1 (with respect to any Product, the “Price”).

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SECTION 9.02. Price Amendments. Subject to Section 4.03 and Section 4.05 above, The Steering Committee may amend Exhibit 1 to include any Price associated with an Improved Product or a New Product.

SECTION 9.03. Payment Terms. The Supplier shall submit invoices to the Purchaser on a ‘bill as shipped’ basis with respect to all amounts payable by the Purchaser to the Supplier hereunder (the “Invoiced Amount”) setting out (a) the Products shipped and (b) the aggregate amount payable hereunder for the supply of such Products. The Purchaser shall pay the Invoiced Amount to the Supplier within [DELETED] after the date of the relevant invoice. Interest shall be charged on any undisputed past due amount at a rate equal to [DELETED]% per month or the highest rate permitted by applicable Law (whichever is less).

SECTION 9.04. Taxes. Quoted prices do not include sales, use, excise or similar taxes. The Purchaser agrees to pay promptly any and all applicable taxes, assessments or other charges levied or assessed on or with respect to acquisition, possession, or use of the Products, or shall reimburse the Supplier if the Supplier has paid such taxes.

ARTICLE X

PRODUCT RELATED WARRANTIES AND COVENANTS

SECTION 10.01. Warranty. (a) Except as may be otherwise expressly set forth in this APS Agreement, the sale of each item of the Products is subject to the terms of the Suppliers’ standard warranty applicable to the relevant Product (the “Product Warranties”), which the Supplier represents and warrants are the standard warranties which have been generally provided to its customers and which terms are attached hereto in Exhibit 2 and fully incorporated herein by reference.

(b) Notwithstanding anything to the contrary in this APS Agreement, the [DELETED], all of the Product Warranty services that may be required by the Purchaser or the Clinics, with respect to any particular Product that is under a Product Warranty (the “Warranty Service”).

(c) All Warranty Services [DELETED] shall be performed in accordance with the instructions and specifications for such Warranty Services as provided by the [DELETED]; following procedures exactly; using certified, calibrated test and measurement equipment and Spare Parts; and documenting the service to procedure (collectively, the “Warranty Service Specifications”).

(d) At the Supplier’s request, the parties shall jointly develop a procedure that will enable the Supplier to monitor, on a continuing basis, the [DELETED] in conformance with the Warranty Service Specifications. Except as may otherwise be agreed in such jointly developed procedure, the Purchaser shall notify the Supplier of a Product the Purchaser believes to be defective and the Supplier will promptly provide the necessary Spare Parts at the Supplier’s expense. The Purchaser will promptly return to the Supplier, at the Supplier’s expense, all defective goods that have been replaced with Spare Parts purchased

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hereunder during the Term. If the Supplier determines in good faith that the returned goods were not really defective, the Supplier shall have the right to charge the Purchaser for the replacement Spare Parts at the prices specified in Exhibit 1, including shipping costs for the replacement Spare Parts, and shall promptly return to the Purchaser, at the Purchaser’s expense, the non-defective returned goods.

(e) In connection with [DELETED].

(f) The Supplier makes no warranty and will have no obligation for any consumable parts or supplies or damage to the Products caused by or resulting from abuse, misuse, neglect or any unauthorized repairs, maintenance or alterations of the Products or any [DELETED] will void all warranties with respect to the applicable Product. To the extent possible and applicable to the Products, the Supplier will extend to the Purchaser all applicable warranties of its suppliers, without recourse to the Supplier. If any Product, or any component of a Product, is not manufactured by Supplier, Supplier hereby assigns (to the extent assignable) to Purchaser all such manufacturer warranties, copies of which shall be provided by Supplier to Purchaser upon request, along with a list of the dates of manufacture of such Product.

(g) EXCEPT AS EXPRESSLY SET FORTH IN THIS APS AGREEMENT, THE SUPPLIER’S LIABILITY FOR ANY BREACH OF THE APPLICABLE STANDARD WARRANTY AND THE REMEDIES AVAILABLE TO THE PURCHASER OR THE CLINICS FOR CLAIMS OF BREACH THEREOF (WHETHER SUCH CLAIMS ARE MADE IN CONTRACT OR STRICT LIABILITY OR OTHERWISE), SHALL BE LIMITED AS SET FORTH IN THE APPLICABLE STANDARD WARRANTY. THE APPLICABLE STANDARD WARRANTY IS EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL SUPPLIERS’ LIABILITY INCLUDE LIABILITY FOR INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES.

SECTION 10.02. Dialyzers. Some dialyzers are labeled “For Single Use Only”. The Purchaser hereby covenants that it will not reuse such dialyzers. The Purchaser further covenants that it will use those dialyzers which are labeled for reuse only in accordance with the “General Information” included with such product.

SECTION 10.03. Limitations on Use. Sales by the Supplier under this APS Agreement are made in reliance on the Purchaser’s representation that the Purchaser’s order is pursuant to a physician’s prescription or a legally authorized customer’s purchase order. The Purchaser agrees that any Product purchased from the Supplier is for use in the United States and/or authorized United States territories only.

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ARTICLE XI

REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION; INSURANCE

SECTION 11.01. Mutual Representations. (a) Each Party hereby represents and warrants to the other Party as follows:

(i) The execution, delivery and performance of this APS Agreement by such Party has been duly authorized by all necessary action on the part of such Party.

(ii) This APS Agreement has been duly executed and delivered by such Party and, assuming due authorization, execution and delivery by the other Party, constitutes a legal, valid and binding obligation of such Party, enforceable against such Party in accordance with their respective terms, except as enforceability may be restricted, limited or delayed by applicable bankruptcy or other laws affecting creditors’ rights generally and except as enforceability may be subject to general principles or equity.

(iii) A Party’s execution, delivery and performance of this APS Agreement and the consummation of the transactions contemplated hereby does not and will not (a) violate, conflict with or result in the breach of any provision of the certificate of incorporation or by-laws (or similar organizational documents) of such Party; (b) conflict with or violate any Law or governmental order applicable to such Party or its assets, properties or businesses, or (c) conflict with, result in any breach of, constitute a default (or event which, with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any encumbrance on any of its outstanding shares of common stock or preferred stock or any of the assets or properties of such Party pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which it is a Party or by which any of such Party’s shares of common stock or preferred stock or any of the Party’s assets or properties is bound or affected.

(iv) Such Party has all rights, licenses, permits and consents necessary to sell, purchase and use, as applicable, the Products and to perform its obligations hereunder, and that it shall at all times comply in all material respects with all federal, state and local laws and regulations applicable to its business and its performance of its obligations under this APS Agreement.

(b) The Supplier represents and warrants to the Purchaser as follows:

(i) It will convey to Purchaser good and marketable title to the Products.

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(ii) The Products sold by Supplier pursuant to this APS Agreement (a) shall be manufactured in accordance with their packaging and product specification; (b) are and shall be manufactured, handled, stored and transported in accordance with all applicable U.S., state and local laws and regulations pertaining thereto, including, without limitation, the Federal Food, Drug and Cosmetic Act, as amended (the “FFDCA”) and implementing regulations and FDA-approved Good Manufacturing Practices, and meet all specifications for effectiveness, safety and reliability as required by the FDA; and (c) when used in accordance with the directions on the labeling, are and shall be fit for the purposes and indications described in the labeling.

(iii) The Products’ labeling is in compliance with all applicable laws.

(iv) No Product delivered hereunder is or will be adulterated or misbranded within the meaning of the FFDCA, or within the meaning of any applicable state or municipal law, or is or will be a product which may not be introduced into interstate commerce.

(v) All Products purchased hereunder will be of the kind and quality specified herein, and will be free of material defects in design, materials or workmanship.

(vi) Any printed terms set forth on any Exhibits are in addition to and not in lieu of the foregoing warranties.

(vii) To the Supplier’s knowledge, the use by Purchaser of the Products for their intended use shall not infringe upon any ownership rights of any other person or upon any Intellectual Property of any third party.

(viii) Supplier (A) shall not knowingly sell any counterfeit, adulterated or misbranded Product that creates a reasonable probability that the use of, or exposure to, the Product will cause serious adverse health consequences or death; and (B) shall promptly notify Purchaser following its receipt of any information that the integrity or legal status of any Product has been called into question by any retailer, wholesaler, or state or federal authority, or that Supplier knows or has reason to believe that any Product being sold to Purchaser is suspected of being counterfeit, adulterated or misbranded and Supplier knows or has reason to believe that there is a defect in the Product that creates a reasonable probability that the use of, or exposure to, the Product will cause serious adverse health consequences or death.

(ix) The prices reflected on Exhibit 1 on the Effective Date were [DELETED] prior to the closing of the Stock Purchase Agreement on October 5, 2005, except for (A) [DELETED] and (B) [DELETED].

(c) In addition, the Supplier represents and warrants to the Purchaser as follows, and these shall be ongoing representations and warranties during the Term and the

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Supplier shall promptly notify the Purchaser of any change in the status in respect of the following:

(i) Neither the Supplier, nor any of its Affiliates, is named on any of the following lists: (A) HHS/OIG List of Excluded Individuals/Entities; (B) HHS/HRSA’s Healthcare Integrity and Protection Data Bank; (C) GSA List of Parties Excluded from Federal Programs; and (D) OFAC Terrorist Database.

(ii) Neither the Supplier, nor any of its Affiliates is under investigation or otherwise aware of any circumstances which may result in being excluded from participation in any federal healthcare programs.

(d) The Purchaser represents and warrants to the Supplier that its use of the Products purchased by it pursuant to this APS Agreement shall be consistent with the Supplier’s written instructions and specifications and shall be in accordance with all applicable U.S., state and local laws and regulations pertaining thereto, including, without limitation, the FFDCA and applicable implementing regulations.

(e) All warranties granted or assigned by Supplier under this Article XI will continue in full force and effect notwithstanding transfer of title to any Product to or by Purchaser. All warranties shall also survive inspection, acceptance and payment.

SECTION 11.02. Indemnification. (a) The Supplier and its Affiliates, officers, directors, employees, agents, successors and assigns (each, a “Supplier Indemnified Party”) shall be indemnified and held harmless by the Purchaser from and against all losses, damages, claims, costs and expenses, interest, awards, judgments and penalties (including reasonable attorneys’ and consultants’ fees and expenses) actually suffered or incurred by them (hereinafter, a “Loss”), arising out of or resulting from third party claims arising out of or resulting from the breach of any representation, warranty, covenant or agreement made by the Purchaser contained in this APS Agreement. The Supplier shall give the Purchaser prompt written notice of any claim or action for which it seeks indemnification pursuant to this Section 11.02(a) and shall allow the Purchaser to control the defense and settlement of any such claim or action; provided, that the Purchaser shall not have the right to bind any Supplier Indemnified Party to any settlement agreement without the Supplier’s prior written consent, which consent will not be unreasonably withheld or delayed. The Supplier shall reasonably assist the Purchaser, if requested and at the Purchaser’s sole expense, in the defense of any such claim or action.

(b) Except for Product Liability Claims, which shall be treated pursuant to Section 11.02(c), the Purchaser and its Affiliates, officers, directors, employees, agents, successors and assigns (each, a “Purchaser Indemnified Party”) shall be indemnified and held harmless by the Supplier from and against all Losses arising out of or resulting from: third party claims arising out of or resulting from (i) the breach of (A) any representation, warranty, covenant or agreement made by the Supplier contained in this APS Agreement or (B) any representation or warranty in the materials furnished by the Supplier for the Purchaser’s use, (ii) a claim or allegation that the use of the Products in accordance with product instructions for use or supplier operator manual infringes upon any patent, copyright, trademark, or other

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intellectual property or proprietary right or trade secret of any third party, (iii) any recall or field corrective action taken with respect to any Product, whether voluntary or involuntary. The Purchaser shall give the Supplier prompt written notice of any claim or action for which it seeks indemnification pursuant to this Section 11.02(b) and shall allow the Supplier to control the defense and settlement of any such claim or action; provided, that the Supplier shall not have the right to bind any Purchaser Indemnified Party to any settlement agreement without the Purchaser’s prior written consent, which consent will not be unreasonably withheld or delayed. The Purchaser shall reasonably assist the Supplier in the defense of any such claim or action, if requested and at the Supplier’s sole expense.

(c) Product Liability Claims shall be governed exclusively by the provisions of this Section 11.02(c) and, except in accordance with this Section 11.02(c), neither Party shall seek from the other Party any indemnity or other recovery on account of any such Product Liability Claims; provided, that nothing in this Section 11.02(c) shall limit either Party’s liability to the other Party for damages on account of any breach by such Party of its representations, warranties, covenants or agreements under this APS Agreement. Purchaser Indemnified Parties shall be indemnified and held harmless by the Supplier from and against any and all Losses arising out of or resulting from any Product Liability Claim, regardless of the legal theory underlying such claim, in accordance with the following procedures:

(i) the Purchaser shall give the Supplier prompt written notice of any Product Liability Claim, but failure to provide such prompt notice shall not relieve the Supplier of the duty to defend or indemnify unless such failure materially prejudices the defense of any matter;

(ii) the Parties shall negotiate in good faith to enter into a joint defense agreement as soon as reasonably practicable after the commencement of any Product Liability Claim. Neither Party will implead the other in any Product Liability Claim. If both Parties are named in any Product Liability Claim, neither Party will counter claim or cross claim the other in such Product Liability Claim. If the Parties have not entered into a joint defense agreement in connection with a Product Liability Claim, the Parties will allocate relative responsibility as between the Parties through binding arbitration pursuant to Article XIV following the conclusion of such Product Liability Claim (and such allocation will include reasonable attorneys’ fees and other litigation costs). No settlement or court judgment relating to a Product Liability Claim will bar any rights of contribution of the Parties in such arbitration, and the judgment or allocation of responsibility in any court judgment in such Product Liability Claim shall not be binding on the Parties or arbitrators in such arbitration.

(d) Notwithstanding anything to the contrary in Section 11.02(b) and Section 11.02(c), in no event shall (i) the Supplier have an obligation to defend, indemnify or hold harmless the Purchaser Indemnified Parties for a Loss to the extent that any such Loss was caused by the negligence or willful misconduct of the Purchaser, or (ii) the Purchaser have an obligation to defend, indemnify or hold harmless the Supplier Indemnified Parties for a Loss to the extent that any such Loss was caused by the negligence or willful misconduct of the Supplier.

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SECTION 11.03. Insurance. The Supplier agrees that it shall secure and maintain in full force and effect throughout the Term (and following termination, to cover any claims arising from this APS Agreement) commercial general liability insurance, which includes contractual liability coverage, product liability and workers’ compensation insurance, with limits consistent with industry standards in the market where Supplier purchases such insurance (the “Insurance Market”). Any limits on the Supplier’s insurance coverage shall not be construed to create a limit on its liability with respect to its obligations hereunder. To the extent customary in the Insurance Market, (a) the Purchaser shall be included as an additional insured on vendor’s endorsement for product liability insurance and (b) such policies shall provide at least thirty (30) days prior written notice to the Purchaser of the cancellation, non-renewal or substantial modification thereof. The Supplier shall supply certificates of insurance to the Purchaser upon request.

SECTION 11.04. Parent Guaranty. Parent hereby agrees to severally, irrevocably, absolutely, fully and unconditionally guaranty to the Purchaser the prompt and complete payment and performance by the Supplier of its [DELETED] indemnification obligations pursuant to Section 8.05(b), Section 11.02(b) and Section 11.02(c).

ARTICLE XII

TERM AND TERMINATION

SECTION 12.01. Initial Term. This APS Agreement shall commence and be effective as of the Effective Date and shall expire on the seventh anniversary of the Effective Date (the “Initial Term”).

SECTION 12.02. Extension to Initial Term. No later than six (6) months before the expiration of the Initial Term, the Parties’ duly authorized Representatives shall negotiate in good faith with respect to a renewal of this APS Agreement for an additional eight (8) year term (the “Extension”); provided, that if no agreement can be reached with respect to the Extension, this APS Agreement shall be automatically renewed and extended for three (3) additional successive one-year periods (the first such one-year period, the “First Renewal Period”, the second, the “Second Renewal Period”, and the third, the “Third Renewal Period”, and all such one-year periods, together, the “Automatic Renewal Period”, and the Initial Term together with the Extension or the Automatic Renewal Period, as the case may be, the “Term”). If the Parties are unable to reach agreement with respect to a renewal of this APS Agreement, the Purchaser’s purchase commitments will [DELETED] over the three (3) year period following the expiration of the Initial Term as follows, and will then terminate at the end of that three (3)-year period:

(a) The first year after the expiration of the Initial Term, Purchaser’s commitments will be [DELETED] to [DELETED]% of the [DELETED] Product requirements, [DELETED]% of the [DELETED] Product requirements, and [DELETED]% of the [DELETED] Product requirements;

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(b) The second year after the expiration of the Initial Term, Purchaser’s commitments will be [DELETED] to [DELETED]% of the [DELETED] Product requirements, [DELETED]% of the [DELETED] Product requirements, and [DELETED]% of the [DELETED] Product requirements; and

(c) The third year after the expiration of the Initial Term, Purchaser’s commitments will be [DELETED] to [DELETED]% of the [DELETED] Product requirements, [DELETED]% of the [DELETED] Product requirements, and [DELETED]% of the [DELETED] Product requirements.

SECTION 12.03. Termination for Cause. (a) Notwithstanding any other provision in this APS Agreement, either Party may, without prejudice to any other remedies available to it at law or in equity, terminate this APS Agreement (or if Supplier is the breaching party then Purchaser may, as an alternative to terminating this APS Agreement, terminate its obligation to purchase the Product or Products which gave rise to the breach, in which case Supplier shall be relieved of its obligation to supply such Product or Products to Purchaser) in the event that the other Party has materially breached or defaulted in the performance of any of its material obligations or shall have materially breached any of its representations and warranties; and (i) has not cured such breach or default within [DELETED] after notice of the breach or default or (ii) if a cure is not possible within [DELETED], has failed to commence and diligently continue steps the Parties agree should result in a cure and prevent a similar subsequent breach. Notwithstanding the foregoing, in the case of the representations and warranties made by Supplier in Section 11.01(b)(ii)–(vi), Purchaser shall not have a right to terminate this APS Agreement or its obligation to purchase the Products or Products which are the subject of the breach unless such breach (i) deprives Purchaser of the material benefits to which it is entitled under this APS Agreement or (ii) creates a reasonable probability that the use of, or exposure to, such Products will cause serious adverse health consequences or death; [DELETED].

(b) [DELETED]

(c) Any termination pursuant to (a) shall become effective at the end of such [DELETED] unless (i) the Party that has breached or defaulted (the “Breaching Party”) cures such breach or default during such [DELETED] or (ii) if such breach or default is not possible to cure within such [DELETED], the Breaching Party has commenced and is diligently pursuing a mutually agreeable plan to effect a cure or prevent a similar subsequent breach or default.

SECTION 12.04. Survival. In the event of termination of this APS Agreement, the indemnification and confidentiality provisions of this APS Agreement shall survive such termination for a period of one (1) year.

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ARTICLE XIII

FORCE MAJEURE; HARDSHIP EVENTS

SECTION 13.01. Force Majeure. Neither Party shall be liable or in breach of any provision of this APS Agreement for any failure or delay on its part to perform any obligation hereof because of Force Majeure, provided that such Party shall promptly give notice to the other Party of such occurrence and shall do all things reasonable to eliminate the effect thereof to the extent possible. If the Supplier is unable to supply the Purchaser’s demand for any of the Products, as and when ordered, as a result of Force Majeure, then the following provisions apply: (a) the Supplier agrees that it will not intentionally discriminate against the Purchaser in the allocation of making Products available to customers by making the Supplier’s allocation decisions, in whole or in part, on the basis of the prices, discounts, or other financial terms of this APS Agreement; (b) as to those Products which the Supplier is unable to supply and the Purchaser must purchase elsewhere, the Purchaser shall be deemed to have purchased such products from the Supplier for purposes of determining the purchase tiers and pricing set forth on Exhibit 1; (c) the pricing and other terms set forth in this APS Agreement shall continue to apply to all Products that are available; and (d) the Supplier, shall give prompt notice of any Inability to Supply.

SECTION 13.02. Hardship Events. At any time following an event that requires either Party to incur material additional costs or suffer other materially adverse consequences in connection with the transactions contemplated by this APS Agreement not contemplated on the Effective Date (any such event, a “Hardship Event”), then, at the written request of the Party suffering such Hardship Event, made no later than thirty (30) days after such Hardship Event, the Parties shall reasonably cooperate with each other in good faith to negotiate with a view toward eliminating or reducing or recovering such costs or other adverse consequences.

SECTION 13.03. Recall. In the event Supplier believes it may be necessary to conduct a recall, field correction, market withdrawal, stock recovery, or other similar action with respect to any Product (a “Recall”), Supplier and Purchaser shall consult with each other as to how best to proceed, it being understood and agreed that the final decision as to controlling the handling of any Recall shall be in Supplier’s reasonable discretion in compliance with all applicable law. Purchaser shall provide all reasonable assistance requested by Supplier in the conduct of a Recall. If a Recall arises from the design or manufacture of any Product or Supplier’s breach of its express representations, warranties or obligations hereunder, [DELETED]. Purchaser and Supplier shall maintain records of all sales of all Products and customers sufficient to adequately administer a Recall for the period required by applicable law. In the event of a Recall, neither party shall make any statement to the press or public concerning the Recall except as required by law without first notifying the other party and obtaining the other party’s prior approval of any such statement, which approval shall not be unreasonably withheld.

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ARTICLE XIV

ARBITRATION

SECTION 14.01. Arbitration.

(a) Scope of Arbitration. Any controversy or claim arising out of or relating to this APS Agreement that has not been resolved pursuant to Section 3.05(a) is to be resolved by binding arbitration.

(b) Administration of Arbitration. The arbitration is to be administered by the American Arbitration Association and is to be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association.

(c) Appointment of Arbitrators. The arbitration is to be held before a panel of three arbitrators, each of whom must be independent of the Parties. No later than ten (10) days after the arbitration begins, each Party shall select an arbitrator and request the two selected arbitrators to select a third neutral arbitrator. If the two arbitrators fail to select a third on or before the tenth (10th) day after the second arbitrator was selected, either Party is entitled to request the American Arbitration Association to appoint the third neutral arbitrator in accordance with its rules. Before beginning the hearings, each arbitrator must provide an oath or undertaking of impartiality.

(d) Scope of Arbitrators’ Authority.

(i) Interim Relief. Notwithstanding the foregoing, this Article XIV will not preclude either Party from pursuing a court action for the sole purpose of obtaining a temporary restraining order or a preliminary injunction, or any other interim or provisional relief that is necessary to protect the rights or property of that Party in circumstances in which such relief is appropriate, provided that any other relief will be pursued through an arbitration proceeding pursuant to this Article XIV. Each of the Parties hereby (A) submits to the exclusive jurisdiction of any New York Court for the purpose of any court action arising out of or relating to this APS Agreement and (B) waives any claim or defense that the venue of any such court action in the State of New York is improper. Any interim or provisional relief is to remain in effect until the arbitration award is rendered or the controversy is resolved.

(ii) Punitive Damages. The arbitrators will have no authority to award punitive damages or other damages not measured by the prevailing party’s actual damages, and may not, in any event, make any ruling, finding or award that does not conform to the provisions of this APS Agreement.

(iii) Awards. The award of the arbitrators in writing shall be final and binding upon the Parties and shall not be appealed from or contested in any court. No Party shall, in connection with any proceeding held pursuant to this Article XIV, be required to furnish any bond. Should either Party hereto fail to appear or

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be presented at the arbitration proceedings after due notice in accordance with the applicable rules, then the arbitrator may nevertheless render a decision in the absence of such Party and such decision shall have the same force and effect as if the absent Party had been present, whether or not it shall be adverse to the interests of such Party.

(e) Time Limitation. Any arbitration proceeding under this APS Agreement must be commenced no later than one year after the controversy or claim arose. Failure timely to commence an arbitration proceeding constitutes both an absolute bar to the commencement of an arbitration proceeding with respect to the controversy or claim, and a waiver of the controversy or claim.

(f) Venue. The arbitration is to be conducted, if initiated by the Purchaser, in Denver, Colorado, or, if initiated by the Supplier, in Los Angeles, California.

(g) Enforcement. Each Party shall submit to any court of competent jurisdiction for purposes of the enforcement of any award, order or judgment pursuant to arbitration, and such award, order or judgment shall be final and may be entered and enforced in any court of competent jurisdiction.

ARTICLE XV

CONFIDENTIAL INFORMATION

SECTION 15.01. Confidential Information. Each Party agrees to hold all Confidential Information, whether furnished before or after the date hereof, whether oral or written, and regardless of the manner or form in which it is furnished, in strict confidence and shall not, directly or indirectly, without the prior written consent of the other, use or disclose to any Person, any Confidential Information except as required to perform its obligations under this APS Agreement and except as provided in Section 5.03(c) of the Purchase Agreement. For purposes of this APS Agreement, “Confidential Information” shall not include information which: (a) is or becomes generally available to the public other than as a result of a disclosure by the Receiving Party or its Representatives in violation of this APS Agreement or other obligation of confidentiality, (b) was available to the Receiving Party on a non-confidential basis prior to its disclosure by the Disclosing Party or its Representatives, (c) was independently developed by the Receiving Party by a person or persons that did not have access to the Confidential Information received, or (d) becomes available to the Receiving Party on a non-confidential basis from a Person (other than the Disclosing Party or its Representatives) who is not prohibited from disclosing such information to the Receiving Party by a legal, contractual or fiduciary obligation to the Disclosing Party or any of its Representatives. The fact that certain Confidential Information may be disclosed pursuant to this Section 15.01 shall not relieve the Receiving Party of its obligation to otherwise maintain the confidentiality of such Confidential Information. Each Party acknowledges that it shall be responsible for any breach of the terms of this Article XV by it or its Representatives.

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SECTION 15.02. Required Disclosure. In the event that the Receiving Party or any of its Representatives are requested pursuant to, or required by, Law to disclose any Confidential Information or any other information concerning the Disclosing Party, the Receiving Party agrees that it will provide the Disclosing Party with prompt notice of such request or requirement in order to enable the Disclosing Party to seek an appropriate protective order or other remedy, to consult with the Disclosing Party with respect to the Disclosing Party taking steps to resist or narrow the scope of such request or legal process, or to waive compliance, in whole or in part, with the terms of this Article XV. In the event that such protective order or other remedy is not obtained, or that the Disclosing Party waives compliance, in whole or in part, with the terms of this Article XV, the Receiving Party or its Representative will disclose only that portion of the Confidential Information which the Receiving Party is advised in writing by counsel is legally required to be disclosed and will use its commercially reasonable efforts to ensure that all Confidential Information so disclosed will be accorded confidential treatment.

SECTION 15.03. Return of Confidential Information. Upon the earliest to occur of (a) the termination of this APS Agreement and (b) such time as any Confidential Information ceases to be required by a Receiving Party, such Receiving Party will promptly return to the Disclosing Party all Confidential Information (including all copies or reproductions thereof in whatever form or medium, including electronic copies) in its possession or in the possession of any of its Representatives that was provided by such Disclosing Party, and, at its election, either return or destroy (provided that any such destruction shall be certified in writing to the other Party by a duly authorized Representative of such Receiving Party) all copies or reproductions (in whatever form or medium, including electronic copies) of all other Confidential Information prepared by it or its Representatives. Any oral Confidential Information will continue to be subject to the terms of this Article XV.

SECTION 15.04. Public Announcements. No party to this APS Agreement shall make, or cause to be made, any press release or public announcement in respect of this APS Agreement or the transactions contemplated by this APS Agreement or otherwise communicate with any news media without the prior written consent of the other parties, unless otherwise required by Law or applicable stock exchange regulation, and the parties to this APS Agreement shall cooperate as to the timing and contents of any such press release, public announcement or communication.

ARTICLE XVI

MISCELLANEOUS

SECTION 16.01. Notice. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service, by facsimile or registered or certified mail (postage prepaid, return receipt requested) to the respective Parties hereto at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 16.01).

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(a)	If to the Supplier:

Gambro Renal Products, Inc.

10810 W. Collins Avenue

Lakewood, CO 80215

Attn: Luca Chiastra

Fax: (303) 231-4923

With a copy to:

Gambro, Inc.

10810 W. Collins Avenue

Lakewood, CO 80215

Attention: General Counsel

Fax: (303) 231-4915

(b)	If to the Purchaser:

DaVita Inc.

15253 Bake Parkway

Irvine, CA 92618

Fax: (949) 930-6956

Attention: Senior Vice-President of Purchasing

with a copy to:

DaVita Inc.

601 Hawaii Street

El Segundo, CA 90245

Fax: 310-536-2679

Attention: General Counsel

SECTION 16.02. Entire Agreement. This APS Agreement and the Exhibits and Schedules attached hereto and incorporated herein by reference constitute the entire agreement of the Parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements and undertakings, both written and oral, between the Supplier and the Purchaser and their respective Affiliates with respect to the subject matter hereof and thereof.

SECTION 16.03. Assignment. A Party’s obligations under this APS Agreement may not be assigned or otherwise transferred without the prior written consent of the other Party; provided, that either Party may (a) assign, transfer, or delegate all or some of its obligations to an Affiliate or (b) assign or transfer all of its obligations in connection with the transfer or sale of all or substantially all of such Party’s assets that relate to this APS Agreement, or in the event of a merger, consolidation, change in control or similar corporate transaction, without such consent; provided, further, that any assignment, transfer or delegation to an Affiliate shall not relieve such assigning, transferring or delegating Party of its responsibilities for performance of its obligations. The Supplier may assign its right to receive any or all payments for Products by giving the Purchaser notice of such assignment. This APS Agreement

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shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties. Any assignment, transfer or delegation not in accordance with these terms shall be void.

SECTION 16.04. Amendment. This APS Agreement may not be amended or modified except (a) by an instrument in writing signed by, or on behalf of, the Supplier and the Purchaser or (b) by a waiver in accordance with Section 16.05.

SECTION 16.05. Waiver. Either Party to this APS Agreement may (a) extend the time for the performance of any of the obligations or other acts of the other Party, (b) waive any inaccuracies in the representations and warranties of the other Party contained herein or in any document delivered by the other Party pursuant hereto, or (c) waive compliance with any of the agreements of the other Party or conditions to such Party’s obligations contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this APS Agreement. The failure of either Party hereto to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

SECTION 16.06. Specific Performance. (a) The Parties hereto agree that irreparable damage would occur in the event that any provision of this APS Agreement was not performed in accordance with the terms hereof or thereof. Accordingly, in addition to any other right or remedy to which the Parties may be entitled, at Law or in equity, the Parties shall be entitled to enforce any provision of this APS Agreement by a decree of specific performance and to temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of any of the provisions of this APS Agreement, without posting any bond or other undertaking.

(b) The Parties acknowledge and agree that the indemnification provisions contained hereunder shall be the sole and exclusive remedies of the Parties for any breach by the other Party of the representations and warranties in this APS Agreement. Each Party hereto shall take all reasonable steps to mitigate its Losses upon and after becoming aware of any event that could reasonably be expected to give rise to any Losses.

SECTION 16.07. Governing Law. This APS Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. The Parties hereto, solely for the purposes set forth in Section 14.01(d)(i), unconditionally and irrevocably agree and consent to the exclusive jurisdiction of, and service of process and venue in, the United States District Court for the Southern District of New York and the courts of the State of New York located in the County of New York, State of New York (collectively, the “New York Courts”) and waive any objection with respect thereto, for the purpose of any action, suit or proceeding arising out of or relating to this APS Agreement or the transactions contemplated hereby and further agree not to commence any such action, suit or proceeding except in any such court. The rights and obligations of the Parties in connection with this APS Agreement and any purchase of the Products shall not be governed by the provisions of the UCC, except to the extent that this APS Agreement fails to address the particular matter in issue. The United Nations Convention

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on Contracts for the International Sale of Goods shall not apply in any action, suit or proceeding arising out of or relating to this APS Agreement.

SECTION 16.08. Order of Precedence. In the event of any apparent or actual conflicts or inconsistencies between or among the terms of this APS Agreement and those indicated in any Exhibit, or between the terms of any Exhibits, to the extent possible such provisions shall be interpreted so as to make them consistent. If such reconciliation is not possible, the specific provisions of this APS Agreement shall prevail over the Exhibits.

SECTION 16.09. Counterparts. This APS Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

SECTION 16.10. Open Records. To the extent required by law or regulation, the Parties will make available to the Secretary of Health and Human Services, the Comptroller General of the General Accounting Office, or their authorized representatives, this APS Agreement and any books, documents, and records in their possession relating to the nature and extent of the costs of any services, hereunder for a period of four (4) years after the provision of said services. Nothing in this paragraph is intended to waive any right either Party may have under applicable law or regulations to retain in confidence information included in records requested by the Secretary, the Comptroller General or their representatives.

SECTION 16.11. Compliance with the Purchaser’s Vendor Policy. The Parties agree to negotiate in good faith to amend this APS Agreement and/or enter into such additional agreements to the extent reasonably necessary to protect the confidentiality of any patient information (including any individually identifiable health information) disclosed by the Purchaser to the Supplier pursuant to this APS Agreement and/or to comply with the privacy and confidentiality provisions of Purchaser’s Vendor Relations Polices and Procedures, or any federal or state regulations or statutes related to privacy of health information. Attached hereto as Exhibit 3 is a copy of all applicable Vendor Relations Policies and Procedures in effect on the date hereof, and the Supplier agrees to be bound by the requirements set forth therein. During the term of this APS Agreement, the Purchaser shall provide the Supplier, from time to time, with additional Vendor Relations Polices and Procedures as they become effective, and with updates and/or additional information related to same, [DELETED]. The Purchaser agrees that if a representative of the Supplier does not adhere to the Purchaser’s Vendor Relations Policies and Procedures, the Supplier will be given a reasonable opportunity for corrective action, and absent continued nonadherence, this shall not constitute a breach of this APS Agreement.

SECTION 16.12. Corporate Integrity Agreement. The Parties hereby acknowledge and agree as follows:

(a) Supplier acknowledges that DVA Renal Healthcare, Inc., formerly known as Gambro Healthcare, Inc. a wholly-owned subsidiary of Purchaser, is under a Corporate Integrity Agreement (the “CIA”) with the Office of the Inspector General of the Federal Department of Health and Human Services, and that such CIA imposes various reporting and operational compliance related obligations on Purchaser. To the extent not

38

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otherwise set forth herein, the Supplier agrees to cooperate with the Purchaser in compliance with the requirements of such CIA, as such requirements may apply to performance of this APS Agreement.

(b) Supplier hereby certifies that it will comply with the terms of Purchaser’s Corporate Compliance Program, including any training required to be provided thereunder by Purchaser to employees and certain contractors, and Purchaser’s Compliance Critical Concepts and policies and procedures related to compliance with 42 U.S.C. § 1320a-7b(b) (the “Anti-Kickback Statute”) a copy of each of which will be provided to Supplier, in each case as applicable to performance of this APS Agreement.

(c) Supplier and Purchaser agree and certify that that this APS Agreement is not intended to generate referrals for services or supplies for which payment may be made in whole or in part under any federal health care program.

(d) Supplier certifies that it will abide by the terms of the Anti-Kickback Statute in connection with performance of this APS Agreement.

SECTION 16.13. [DELETED]

39

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IN WITNESS WHEREOF, the Supplier, the Purchaser and, solely for the purpose of Section 11.04, the Parent, have caused this APS Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

GAMBRO RENAL PRODUCTS, INC.

By	/s/ Nicholas R. Mendez
	Name:	Nicholas R. Mendez
	Title:	President

DAVITA INC.

By	/s/ Dennis L. Kogod
	Name:	Dennis L. Kogod
	Title:	President, West

GAMBRO AB

By	/s/ Jan Bruneheim
	Name:	Jan Bruneheim
	Title:	President

40

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SCHEDULE A

Steering Committee

Purchaser:

*Relationship Manager:	Dennis Kogod, President West
Other Member(s):	Shaun Collard, VP-Clinical Operations
Michael Staffieri, Regional Operations Director

Supplier:

*Relationship Manager:	Luca Chiastra, VP-Strategic Accounts
Other Member(s):	Pierre Bourgon, VP Sales & Mktg-HD Americas
Juan Bosch, Chief Medical Officer
Designated Executive Officers
Purchaser:	Joe Mello, Chief Operating Officer

Supplier:	Nick Mendez, President

1

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SCHEDULE B

WITHDRAWN PRODUCTS

[DELETED]

[DELETED]

[DELETED]

[DELETED] will not be available from Supplier after [DELETED].

[DELETED]

1

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SCHEDULE C

EXISTING OBLIGATIONS

1.	Supply Agreement

May 5, 2004 Effective Date

Term: May 5, 2004 – [DELETED]

Requirement: [DELETED]

[DELETED]

DaVita Inc.

2.	Agreement

December 22, 2003 Effective Date

Term length: December 22, 2003 – [DELETED]

Requirement: [DELETED]

Term length: December 22, 2003 – [DELETED]

Requirements: [DELETED]

[DELETED]

DaVita Inc.

1

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SCHEDULE D

[DELETED]

[DELETED]

1

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SCHEDULE E

[DELETED]

[DELETED]

1

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SCHEDULE F

MEDICAL ADVISORY BOARD MEMBERS

[To be added within 30 days of the Amended Effective Date]

1

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SCHEDULE G

[DELETED]

[DELETED]

1

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EXHIBIT 1

PRODUCTS AND PRODUCT PRICES

PHOENIX EQUIPMENT

& ACCESSORIES

PRODUCT CODE	PRODUCT DESCRIPTION	UOM	PKG QTY	EACH PRICE	EXTENDED PRICE
6023006700	Phoenix Dialysis System	EA	1	[DEL]	[DEL]
3980411	CD Operator Manual Phoenix 3.33	EA	1	[DEL]	[DEL]
6980411	CD Operator Manual for Phoenix	EA	1	[DEL]	[DEL]
6980197	Paper Operator’s Manual Phoenix 3.33	EA	1	[DEL]	[DEL]
6980197	Paper Operator’s Manual for Phoenix	EA	1	[DEL]	[DEL]
6978449	CCA CNet Kit for Phoenix	EA	1	[DEL]	[DEL]
DIACLEAR	Diaclear Ultrafilter	CS	12	[DEL]	[DEL]
6969901	ADR Tray (for back of Phoenix)	EA	1	[DEL]	[DEL]
6959423	Concentrate Tray, Slanted	EA	1	[DEL]	[DEL]
6958821	Inlet Water Filter	EA	1	[DEL]	[DEL]
6961031	Dialysate Sampling Connector	EA	1	[DEL]	[DEL]
6972053	Sterilant Suction Rod	EA	1	[DEL]	[DEL]
6972079	Bicarbonate Suction Rod	EA	1	[DEL]	[DEL]
6972061	Acid/Acetate Suction Rod	EA	1	[DEL]	[DEL]
6975213	Blood Pressure Cuff, Child, Latex Free	EA	1	[DEL]	[DEL]
6975221	Blood Press Cuff Small Adult Latex Free	EA	1	[DEL]	[DEL]
6975239	Blood Press Cuff Med Adult Latex Free	EA	1	[DEL]	[DEL]
6975247	Blood Press Cuff Large Adult Latex Free	EA	1	[DEL]	[DEL]
6975254	Blood Pressure Cuff Thigh Latex Free	EA	1	[DEL]	[DEL]

CENTRYSYSTEM 3 ACCESSORIES

PRODUCT CODE	PRODUCT DESCRIPTION	UOM	PKG QTY	EACH PRICE	EXTENDED PRICE
333201000	Single Needle System for C3	EA	1	[DEL]	[DEL]
333250000	Waste Handling Option for C3	EA	1	[DEL]	[DEL]
333411000	Blood Pressure Cuff, Med. Adult	EA	1	[DEL]	[DEL]
333411001	Blood Pressure Cuff, Small Adult	EA	1	[DEL]	[DEL]
333411002	Blood Pressure Cuff, Large Adult	EA	1	[DEL]	[DEL]
333411003	Blood Pressure Cuff, Child	EA	1	[DEL]	[DEL]
333411004	Blood Pressure Cuff, Thigh	EA	1	[DEL]	[DEL]

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	UOM	PKG QTY	EACH PRICE	EXTENDED PRICE
333500000	BiCart Assembly – C3	EA	1	[DEL]	[DEL]
333400003	Blood Pressure Monitor	EA	1	[DEL]	[DEL]
333650000	Extended Wheel Base Assy	EA	1	[DEL]	[DEL]
333003000	CentryNet Machine Kit	EA	1	[DEL]	[DEL]
333004022	CentryNet Software 2.2	EA	1	[DEL]	[DEL]
333004122	CentryNet Software Kit 2.2	EA	1	[DEL]	[DEL]
333023015	CentryNet VGA Monitor	EA	1	[DEL]	[DEL]
333024022	CentryNet Controller 2.2	EA	1	[DEL]	[DEL]
333580030	VSI 3.0 Software Kit	EA	1	[DEL]	[DEL]

HD DISPOSABLE PRODUCTS

PRODUCT CODE	PRODUCT DESCRIPTION	UOM	PKG QTY	EACH PRICE	EXTENDED PRICE
	ACID AND BICARBONATE
AC-10XX-4 ST	Acid Concentrate 1 gallon	CS	4	* (See acid concentrate pricing, below)	* (See acid concentrate pricing, below)
AC-10XX-D ST	Acid Concentrate 55 gal drum	DR	1	* (See acid concentrate pricing, below)	* (See acid concentrate pricing, below)
AC-24XX-4 ST	Acid Concentrate 1 gallon	CS	4	* (See acid concentrate pricing, below)	* (See acid concentrate pricing, below)
AC-24XX-D ST	Acid Concentrate 55 gal drum	DR	1	* (See acid concentrate pricing, below)	* (See acid concentrate pricing, below)
AC-2201-D	Ac Conc 2k/3ca 45x, 2 Acetic	DR	1	* (See acid concentrate pricing, below)	* (See acid concentrate pricing, below)
AC-2409-D	Ac Conc 2k/2.5ca 45x, 2 Acetic	DR	1	* (See acid concentrate pricing, below)	* (See acid concentrate pricing, below)
AC-2411-D	Ac Conc 1k/2.5ca 45x, 2 Acetic	DR	1	* (See acid concentrate pricing, below)	* (See acid concentrate pricing, below)

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	UOM	PKG QTY	EACH PRICE	EXTENDED PRICE
AC-2412-D	Ac Conc 2k/2ca 45x, 2 Acetic	DR	1	* (See acid concentrate pricing, below)	* (See acid concentrate pricing, below)
AC-2419-D	Ac Conc 3k/2.5ca 45x, 2 Acetic	DR	1	* (See acid concentrate pricing, below)	* (See acid concentrate pricing, below)
AC-2419-4	Ac Conc 3k/2.5ca 45x, 2 Acetic	CS	4	* (See acid concentrate pricing, below)	* (See acid concentrate pricing, below)
AC-2412-4	Ac Conc 2k/2ca 45x, 2 Acetic	CS	4	* (See acid concentrate pricing, below)	* (See acid concentrate pricing, below)
AC-2411-4	Ac Conc 1k/2.5ca 45x, 2 Acetic	CS	4	* (See acid concentrate pricing, below)	* (See acid concentrate pricing, below)
AC-2409-4	Ac Conc 2k/2.5ca 45x, 2 Acetic	CS	4	* (See acid concentrate pricing, below)	* (See acid concentrate pricing, below)
AC-2401-4	Ac Conc 2k/3ca 45x, 2 Acetic	CS	4	* (See acid concentrate pricing, below)	* (See acid concentrate pricing, below)
BICART-10	BiCart Bicarbonate Cartridge	CS	10	[DEL]	[DEL]
BICART1150	BiCart Cartridge 1150 gram	CS	6	[DEL]	[DEL]
BICART CAPS	BiCart Caps	BX	100	[DEL]	[DEL]
BP-001-15	Bicarbonate Powder	CS	4	[DEL]	[DEL]
BP-001-2.5	Bicarbonate Powder	CS	20	[DEL]	[DEL]
BP-001-25-C	Bicarbonate Powder	CS	2	[DEL]	[DEL]
BP-002-15	Bicarbonate Powder	CS	4	[DEL]	[DEL]
BP-002-2.1	Bicarbonate Powder	CS	20	[DEL]	[DEL]
BP-002-25-C	Bicarbonate Powder	CS	2	[DEL]	[DEL]

	DIALYZERS
003504000A	CS 100HG HF Dialyzer	CS	24	[DEL]	[DEL]
POLYFLUX 17R	17R Reuse Dialyzer HF Synthetic	CS	16	[DEL]	[DEL]
POLYFLUX 21R	21R Reuse Dialyzer HF Synthetic	CS	16	[DEL]	[DEL]
POLYFLUX 24R	24R Reuse Dialyzer HF Synthetic	CS	16	[DEL]	[DEL]
POLYFLUX6L	6L Dialyzer LF Synthetic	CS	16	[DEL]	[DEL]

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	UOM	PKG QTY	EACH PRICE	EXTENDED PRICE
POLYFLUX6LR	6LR Lowflux Reuse Dialyzer	CS	16	[DEL]	[DEL]
POLYFLUX8L	8L Dialyzer LF Synthetic	CS	16	[DEL]	[DEL]
POLYFLUX8LR	8LR Lowflux Reuse Dialyzer	CS	16	[DEL]	[DEL]
POLYFLUX10L	10L Dialyzer LF Synthetic	CS	16	[DEL]	[DEL]
POLYFLUX10LR	10LR Lowflux Reuse Dialyzer	CS	16	[DEL]	[DEL]
POLYFLUX140H-A	140H Dialyzer Synthetic Single Use	CS	24	[DEL]	[DEL]
POLYFLUX170H-A	170H Dialyzer Synthetic Single Use	CS	24	[DEL]	[DEL]
POLYFLUX210H-A	210H Dialyzer Synthetic Single Use	CS	24	[DEL]	[DEL]

	BLOOD SETS
003409400	Blood Cartridge Single Needle Gamma	CS	10	[DEL]	[DEL]
003409410	Blood Cartridge Sngl Needle PrimeLine	CS	10	[DEL]	[DEL]
003410500	Blood Cartridge	CS	15	[DEL]	[DEL]
003410710	Blood Cartridge with Prime Line and Injection Port	CS	15	[DEL]	[DEL]
003411500	Blood Cartridge Ext Patient Lines	CS	15	[DEL]	[DEL]
003412500	Blood Cartridge Pediatric	CS	15	[DEL]	[DEL]
003414500	Blood Cartridge Ext Dialyzer Lines	CS	15	[DEL]	[DEL]
003422500	Blood Cartridge, Small Volume	CS	5	[DEL]	[DEL]
003429500	Blood Cartridge SNC Conversion Kit	CS	5	[DEL]	[DEL]
018430501	QuickSet 6mm Post Pump w/Art Ch	CS	16	[DEL]	[DEL]
018440501	QuickSet 6mm No Art Ch	CS	16	[DEL]	[DEL]
009445601	QuickSet 8mm No Art Ch	CS	16	[DEL]	[DEL]
009558601	QuickSet 8mm PrePump Art Ch	CS	16	[DEL]	[DEL]
009559601	QuickSet 8mm PostPump Art Chr	CS	16	[DEL]	[DEL]
009566601	QuickSet 8mm PrePmp Pillow Post Art	CS	16	[DEL]	[DEL]
S-194C	Single Needle Set	CS	50	[DEL]	[DEL]

	OTHER PRODUCTS
CA-7000	Acetic Acid Sol 5% (4 x 1 gal jugs)	CS	4	[DEL]	[DEL]
CA-7400	Bleach 6 X 1 gallon jugs	CS	6	[DEL]	[DEL]
SP-4051	Salt Pellets 40# Bag	EA	1	[DEL]	[DEL]
220615050	Neck Insert Assembly	CS	50	[DEL]	[DEL]
TIPSTOP	Compression Bandage	BX	96	[DEL]	[DEL]
003700000	Recirculation Adaptor	CS	100	[DEL]	[DEL]
105382	Small Blue Box	BX		[DEL]	[DEL]
105400	Large Blue Box	BX	1	[DEL]	[DEL]
105479	Transport Sleeve	CS	50	[DEL]	[DEL]
105661	Blood Culture Kit	CS	6	[DEL]	[DEL]

Execution Copy

*ACID CONCENTRATE

Product Code	Product Description	UOM	Price	UOM	Price
AC 24XX	55 Gallon Drummed Concentrate	DR	[DEL]

AC 10XX	55 Gallon Drummed Concentrate	DR	[DEL]
AC 24XX	One Gallon Jugged Concentrate	CS (4 jugs)	[DEL]	Jug	[DEL]
AC 10XX	One Gallon Jugged Concentrate	CS (4 jugs)	[DEL]	Jug	[DEL]

INTENSIVE CARE EQUIPMENT & ACCESSORIES

PRODUCT CODE	PRODUCT DESCRIPTION	UOM	PKG QTY	EACH PRICE	EXTENDED PRICE
9662065	PrismaFlo Blood/Fluid Warmer	EA	1	[DEL]	[DEL]
9662032C	Prismatherm II Blood Warmer	EA	1	[DEL]	[DEL]
6041347	TPE KIT Software for Prisma	EA	1	[DEL]	[DEL]
G99009301	Prismatherm II Mounting Block	EA	1	[DEL]	[DEL]
4521118	Operators Manual for PrismaTherm II	EA	1	[DEL]	[DEL]
97708100	Thermal Sleeve for PrismaTherm II	EA	1	[DEL]	[DEL]
PREPCOMP	PREP Comprehensive Course	EA	1	[DEL]	[DEL]
PREPSA	PREP Skills Assessment Course	EA	1	[DEL]	[DEL]

INTENSIVE CARE DISPOSABLE PRODUCTS

PRODUCT CODE	PRODUCT DESCRIPTION	UOM	PKG QTY	EACH PRICE	EXTENDED PRICE
8353415	Prisma M60 Post Dilution Set	CS	4	[DEL]	[DEL]
8353402	Prisma M60 Pre Dilution Set	CS	4	[DEL]	[DEL]
8353486	Prisma M100 PreWarm Set	CS	4	[DEL]	[DEL]
8353490	Prisma M100 Post/Warm Set	CS	4	[DEL]	[DEL]
8399050	Prisma HF 1000 Pre Dilution Set	CS	4	[DEL]	[DEL]
SP-375	Prisma 5-L Effluent Bag	CS	40	[DEL]	[DEL]
SP-127	Y Connector Accessory	CS	25	[DEL]	[DEL]
SP-C13	Spike Adaptor Accessory	CS	75	[DEL]	[DEL]
C765	Adsorba Extension Line	CS	32	[DEL]	[DEL]

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	UOM	PKG QTY	EACH PRICE	EXTENDED PRICE
SKN-601	Adsorba 150C Pediatric Cartridge	EA	1	[DEL]	[DEL]
SKN-602	Adsorba 300C Cartridge	EA	1	[DEL]	[DEL]
6054351	PrismaSate BK0/3.5	CS	2	[DEL]	[DEL]
6054352	PrismaSate BGK2/0	CS	2	[DEL]	[DEL]
6054355	PrismaSate BGK4/0	CS	2	[DEL]	[DEL]
6054356	PrismaSate BGK4/2.5	CS	2	[DEL]	[DEL]
6032635A	SP401 Prisma Extension Line	CS	20	[DEL]	[DEL]
99607250	Micropur Tablets	CS	10	[DEL]	[DEL]
018082000	RS-232 Conn Assy Kit for Prisma	EA	1	[DEL]	[DEL]
8320001	Prisma TPE 2000 Set	CS	4	[DEL]	[DEL]
6032403	Multibag Connect Adaptor Assy	CS	75	[DEL]	[DEL]

INTENSIVE CARE PRISMAFLEX EQUIPMENT AND DISPOSABLE PRODUCTS

PRODUCT CODE	PRODUCT DESCRIPTION	UOM	QTY PER CASE	EACH PRICE	EXTENDED PRICE
6023014700	PRISMAFLEX SYSTEM	EA	1	[DEL]	[DEL]
8353510	PRISMAFLEX M60 SET	CS	4	[DEL]	[DEL]
8353520	PRISMAFLEX M100 SET	CS	4	[DEL]	[DEL]
8399030	PRISMAFLEX HF1000 SET	CS	4	[DEL]	[DEL]
8399040	PRISMAFLEX HF1400 SET	CS	4	[DEL]	[DEL]
SP-418	9 Liter Effluent Bag	CS	30	[DEL]	[DEL]
S-660-C	Prismaflex Y connector	CS	50	[DEL]	[DEL]
SP-414	PRISMAFLEX 5-LITER BAG	CS	50	[DEL]	[DEL]
339100102	PRISMAFLEX TECH TRNG CLASS	EA	1	[DEL]	[DEL]

[DELETED]

[DELETED]

PHOENIX® SPARE PARTS

Purchaser’s price for Phoenix Spare Parts [DELETED] from the following list prices:

PRODUCT CODE	PRODUCT DESCRIPTION	UOM	QTY PER CASE	LIST PRICE	WHERE USED

6040695	H. D. Bpm	EA	1	[DEL]	Phoenix

6040927	Kit, Central Concentrate Kit	EA	1	[DEL]	Phoenix Accessory

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	UOM	QTY PER CASE	LIST PRICE	WHERE USED

6040984	Phoenix/Inn Cwp Adapter Kit	EA	1	[DEL]	Phoenix

6041271	Tech Card (Pcmcia)	EA	1	[DEL]	Phoenix

6041370	Tool, Hexagonal Wrench	EA	1	[DEL]	Phoenix

6041438	Single Needle Kit	EA	1	[DEL]	Phoenix Accessory

6041461	Conn. Kit Test Points Conn Kit	EA	1	[DEL]	Phoenix

6904056	Tube 2x5,5 Silicone 10pk	CS	10	[DEL]	Phoenix

6911572	Buzzer 24v Dc	EA	1	[DEL]	Phoenix

6918155	Silicone Tube 5x9 10pk	CS	10	[DEL]	Phoenix

6923601	Shutter Assembly	EA	1	[DEL]	Phoenix

6936280	Tube 6x12 Silicone 10 Pk	CS	10	[DEL]	Phoenix

6939730	6 Pole Fem Term On Board Conn	CS	50	[DEL]	Phoenix

6942239	Fuse Holder Cap, Pwr Supp 2pk	CS	2	[DEL]	Phoenix

6942684	Push Button Sw-Ultrafil Bl Det	EA	1	[DEL]	Phoenix

6943195	F. Conn. 4 Poles (Mod Ii) 10pk	CS	10	[DEL]	Phoenix

6943617	F. Conn. 2 Poles (Mod Ii) 10pk	CS	10	[DEL]	Phoenix

6944151	M Conn 2poles (Modu Ii) 10 Pk	CS	10	[DEL]	Phoenix

6944185	M Terminal (Modu Ii) 10 Pk	CS	10	[DEL]	Phoenix

6945240	F. Conn. 6 Poles (Mod Ii) 10pk	CS	10	[DEL]	Phoenix

6946065	Ph Probe Gasket 5pk	CS	5	[DEL]	Phoenix

6946198	Opto Triac 45a	EA	1	[DEL]	Phoenix

6946719	Ph Holder Nut 2pk	CS	2	[DEL]	Phoenix

6946750	Ph Probe Mnt W/Tie Wrap 5pk	CS	5	[DEL]	Phoenix

6946925	Oring, Water Filter 10pk	CS	10	[DEL]	Phoenix

6947295	Led Green, Hep&Bld Pump,Power	CS	10	[DEL]	Phoenix

6947998	Oring, 2-008, Male Conc Conn 10pk	CS	10	[DEL]	Phoenix

6948087	Optical Flow Sw Assy (Lfp,Lfd)	EA	1	[DEL]	Phoenix

6948574	Fuse T 0,80a 5x20 250v 10pk	CS	10	[DEL]	Phoenix

6948582	Fuse T 3, 15a 5x20 250v 10pk	CS	10	[DEL]	Phoenix

6948590	Fuse T 6, 3a 5x20 250v 10pk	CS	10	[DEL]	Phoenix

6948996	Connector, Type B Male	EA	1	[DEL]	Phoenix

6949572	Orings, Conc. Conn. Kit	EA	1	[DEL]	Phoenix

6950521	Sterilant Male Conn. Yellow	EA	1	[DEL]	Phoenix

6950570	Quick Connector Water Filter	EA	1	[DEL]	Phoenix

6950737	Check Valve (Silicon) Ow11	EA	1	[DEL]	Phoenix

6950745	Heparin Syringe Carriage	EA	1	[DEL]	Phoenix

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	UOM	QTY PER CASE	LIST PRICE	WHERE USED

6951651	Oring, 2-014, Level Sensors 10pk	CS	10	[DEL]	Phoenix

6952220	O Ring 5-612 Silicone 10 Pk	CS	10	[DEL]	Phoenix

6952238	Filter 5pk	CS	5	[DEL]	Phoenix

6952709	Micro 68hc11	EA	1	[DEL]	Phoenix

6953210	Fuse T 2,50a 5x20 250v 10pk	CS	10	[DEL]	Phoenix

6954259	Ph Board	EA	1	[DEL]	Phoenix

6954291	Type A Sp Male Conn	EA	1	[DEL]	Phoenix

6955686	Heparin Stepp.Motor Board	EA	1	[DEL]	Phoenix

6955777	Dc Timer	EA	1	[DEL]	Phoenix

6955793	Fuse T O,10a 5x20 250v 10 Pk	CS	10	[DEL]	Phoenix

6955926	Connector, “L” 6x5 6x5 Silicone 5 Pk	CS	5	[DEL]	Phoenix

6955934	Connector,Str,Silicone 5 Pk	CS	5	[DEL]	Phoenix

6955942	T Connector (Silcone) 5pk	CS	5	[DEL]	Phoenix

6955975	Bld Ir Led Assy (M)	EA	1	[DEL]	Phoenix

6955983	Bld Photodiode Assy (M)	EA	1	[DEL]	Phoenix

6955991	Dc Motor Drive Board P1p2	EA	1	[DEL]	Phoenix

6956007	Dc Motor Drive Board Pc	EA	1	[DEL]	Phoenix

6956411	Fuse Tt 0.25a 5x20 250v 2pk	CS	2	[DEL]	Phoenix

6956726	Head Pump (P1/P2)	EA	1	[DEL]	Phoenix

6956734	Head Pump (Pc)	EA	1	[DEL]	Phoenix

6956833	Main Switch (15a)	EA	1	[DEL]	Phoenix

6956866	Wheel, Phonic Wheel P1/P2	EA	1	[DEL]	Phoenix

6956932	No Return Valve (White)	EA	1	[DEL]	Phoenix

6956940	Uf Burette Assy	EA	1	[DEL]	Phoenix

6956957	Reducer, Regulator (R2)	EA	1	[DEL]	Phoenix

6957013	Ultrafilter Mounting Clip	EA	1	[DEL]	Phoenix

6957054	Level Detector Assy	EA	1	[DEL]	Phoenix

6957351	Transformer	EA	1	[DEL]	Phoenix

6957369	Ni-Cd Battery	EA	1	[DEL]	Phoenix

6957377	Power Supply	EA	1	[DEL]	Phoenix

6957724	Cuff, Bpm Child (10-19 Cm)	EA	1	[DEL]	Phoenix Accessory

6957732	Cuff, Bpm Small Adult (18-26 Cm)	EA	1	[DEL]	Phoenix Accessory

6957740	Cuff, Bpm Medium (25-35 Cm)	EA	1	[DEL]	Phoenix Accessory

6957765	Cuff, Bpm Large Adult (33-47 Cm)	EA	1	[DEL]	Phoenix Accessory

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	UOM	QTY PER CASE	LIST PRICE	WHERE USED

6957773	Bld Electromagnet (M)	EA	1	[DEL]	Phoenix

6957872	Bpm Adjustment Kit	EA	1	[DEL]	Phoenix

6957971	Bld Vessel	EA	1	[DEL]	Phoenix

6957989	Bld Assy (M)	EA	1	[DEL]	Phoenix

6958698	Bicart Oring 2.4x9.3(10 Pr Pk)	CS	10	[DEL]	Phoenix

6958789	Main Switch (20a)	EA	1	[DEL]	Phoenix

6958821	Filter, Inlet Water	EA	1	[DEL]	Phoenix Accessory

6959050	Pump Assy Pc	EA	1	[DEL]	Phoenix

6959068	Pump Assy P1-P2	EA	1	[DEL]	Phoenix

6959175	Board Extractor	EA	1	[DEL]	Phoenix

6959423	Tray, Concentrate (Slanted)	EA	1	[DEL]	Phoenix Accessory

6959514	Twin Wheel	EA	1	[DEL]	Phoenix

6959589	Alarm Led Board (R/Y)	EA	1	[DEL]	Phoenix

6959720	Reducer, Regulator (R1)	EA	1	[DEL]	Phoenix

6959779	Pump Spring Kit	EA	1	[DEL]	Phoenix

6959787	Conn., Water Supply/Drain Conn Kit	EA	1	[DEL]	Phoenix

6960033	Tubing, Tube D. 8x14 (Reinf Inlet) 10pk	CS	10	[DEL]	Phoenix

6960041	Metallic Clip 10 Pk	CS	10	[DEL]	Phoenix

6960108	Break Shoe 2pk	CS	2	[DEL]	Phoenix

6960116	Pneumatic Spring	EA	1	[DEL]	Phoenix

6960132	Oring, 2-021 R1 And R2 10 Pk	CS	10	[DEL]	Phoenix

6960157	Push Button (Hemoscan)	EA	1	[DEL]	Phoenix

6960538	Extender Pcb Eurocard-D	EA	1	[DEL]	Phoenix

6960546	Extender Pcb Eurocard	EA	1	[DEL]	Phoenix

6960645	Pump, Gear Pump, Clear Cover	EA	1	[DEL]	Phoenix

6960942	P2 Pump Calibration Tool	EA	1	[DEL]	Phoenix

6960967	Heparin Optical Sensor	EA	1	[DEL]	Phoenix

6960991	Alarm Leds Cover	EA	1	[DEL]	Phoenix

6961015	Door Gasket 2 Per Pack	CS	2	[DEL]	Phoenix

6961031	Conn., Dialysate Sampling Conn.	EA	1	[DEL]	Phoenix Accessory

6961056	Heparin Stepper Motor	EA	1	[DEL]	Phoenix

6961064	Concentrate Tank Tray	EA	1	[DEL]	Phoenix Sn Ph1075/Lower

6961072	Cover, Inlet Water Filter	EA	1	[DEL]	Phoenix

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	UOM	QTY PER CASE	LIST PRICE	WHERE USED

6961098	Flow Switch Glass Tube	EA	1	[DEL]	Phoenix

6961106	Heater Relay	EA	1	[DEL]	Phoenix

6961114	Vibration Damping Kit	EA	1	[DEL]	Phoenix

6961130	Fuse 10 Per Pack	CS	10	[DEL]	Phoenix

6961148	P.S. Mother Board	EA	1	[DEL]	Phoenix

6961155	P.S. +24 Board	EA	1	[DEL]	Phoenix

6961163	P.S. Service Board	EA	1	[DEL]	Phoenix

6961171	P.S. Pfc Board	EA	1	[DEL]	Phoenix

6961189	Oring Mounting Tool	EA	1	[DEL]	Phoenix

6961239	Restriction I.D. 1	EA	1	[DEL]	Phoenix

6961247	Restriction I.D. 1.7 5 Pk	CS	5	[DEL]	Phoenix

6961288	Oring, 2-007 Acid/Bicarb Inj Probe 10 Pk	CS	10	[DEL]	Phoenix

6961353	Silicone Spray	EA	1	[DEL]	Phoenix

6961395	L Conn. I.D. 5x6,5 (Sil) 5pk	CS	5	[DEL]	Phoenix

6961403	“-” Conn. I.D. 5x6,5 (Sil) 5pk	CS	5	[DEL]	Phoenix

6961767	Regulator, Stainless Steel Shutter R2	EA	1	[DEL]	Phoenix

6962039	Pump Insert 5 Per Pack	CS	5	[DEL]	Phoenix

6962054	Stepper Motor (H Pump)	EA	1	[DEL]	Phoenix

6962062	Flexible Coupling (H)	EA	1	[DEL]	Phoenix

6962245	Heparin Pump Seeger 5pk	CS	5	[DEL]	Phoenix

6962450	2 Way Valve Body (Peek)	EA	1	[DEL]	Phoenix

6962468	2 Way Solenoid Valve (Peek)	EA	1	[DEL]	Phoenix

6962476	2 Way Valve Magnet (Am)	EA	1	[DEL]	Phoenix

6962484	3 Way Valve Body (Peek)	EA	1	[DEL]	Phoenix

6962492	3 Way Solenoid Valve (Peek)	EA	1	[DEL]	Phoenix

6962500	3 Way Valve Magnet (Am)	EA	1	[DEL]	Phoenix

6962559	Deflector 5pk	CS	5	[DEL]	Phoenix

CAP82573	Heat Exchanger	EA	1	[DEL]	Phoenix

6963268	Pole, Iv Pole Adjustable	EA	1	[DEL]	Phoenix

6963391	Short “L” Conn. (Silicone) 5pk	CS	5	[DEL]	Phoenix

6963839	Board, Hd Bpm Board Assy	EA	1	[DEL]	Phoenix

6964191	I/O Selection Part B Gal	EA	1	[DEL]	Phoenix

6964209	I/O Selection Part A Gal	EA	1	[DEL]	Phoenix

6964449	Plug (Peek Valve) 5 Per Pack	CS	5	[DEL]	Phoenix

6964613	Fixture, Valve Rebuild	EA	1	[DEL]	Phoenix

6964712	Oring, 2-112 Fem Dial Conn (Silicone) 10pk	CS	10	[DEL]	Phoenix

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	UOM	QTY PER CASE	LIST PRICE	WHERE USED

6965107	Power Supply New Conn. Kit	EA	1	[DEL]	Phoenix

6965537	Sterilant Tank Assy (M)	EA	1	[DEL]	Phoenix

6965578	Concentrate Injector	EA	1	[DEL]	Phoenix

6965891	Stepper Eight Board	EA	1	[DEL]	Phoenix

6965925	Bubble Trap Btp-Bt2	EA	1	[DEL]	Phoenix

6965933	Bubble Trap Bt1	EA	1	[DEL]	Phoenix

6965990	G. Pump Motor 15w (P1-P2)	EA	1	[DEL]	Phoenix

6966006	G. Pump Motor 20w (Pc)	EA	1	[DEL]	Phoenix

6966097	Phonic Wheel D.5	EA	1	[DEL]	Phoenix

6966394	Faston Contact Kit 10pk	CS	10	[DEL]	Phoenix

6966493	Univ. Pump Step Eight	EA	1	[DEL]	Phoenix

6966519	Uf Burette Sub-Assy	EA	1	[DEL]	Phoenix

6966527	Sterilant Tank Sub-Assy	EA	1	[DEL]	Phoenix

6966576	Cuff, Bpm Thigh (46-66 Cm)	EA	1	[DEL]	Phoenix Accessory

6966584	Universal Pump Insert 10pk	CS	10	[DEL]	Phoenix

6966634	“L” Conn. I.D.8x6, 5 (Sil) 5pk	CS	5	[DEL]	Phoenix

6966642	“T” Conn I.D. 8x6,5 (Sil) 5pk	CS	5	[DEL]	Phoenix

6966931	Screw Kit For Panels	EA	1	[DEL]	Phoenix

6966980	Tubing, Silicone Tube D. 3x6(Concentrate)	CS	10	[DEL]	Phoenix

6967137	Pressure Transducer	EA	1	[DEL]	Phoenix

6967335	Pedal, Brake Pedal	EA	1	[DEL]	Phoenix Sn Ph1075/Lower

6967384	Kit, Hd Bpm Pneumatic Kit	EA	1	[DEL]	Phoenix

6967426	Pump, Hd Bpm Pump	EA	1	[DEL]	Phoenix

6967772	Carrier 1 Board (Main)	EA	1	[DEL]	Phoenix

6967863	Check Valve, Ow1, Ow4, Ow5, Ow12	CS	4	[DEL]	Phoenix

6967871	T Conn I.D. 5x6 5x6x5	CS	5	[DEL]	Phoenix

6967988	Switch, Press Sw Assy 760mmhg(Swp1)	EA	1	[DEL]	Phoenix

6967996	Switch, Press Sw Assy 380mmhg(Swp)	EA	1	[DEL]	Phoenix

6968036	Cable, Hd Bpm Cable	EA	1	[DEL]	Phoenix

6968192	Eprom Bioslave (U32)	EA	1	[DEL]	Phoenix

6968267	Diascan Probe	EA	1	[DEL]	Phoenix

6968507	Driving Magnet Pos. T	EA	1	[DEL]	Phoenix

6968747	Lvds-Tx Board	EA	1	[DEL]	Phoenix

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	UOM	QTY PER CASE	LIST PRICE	WHERE USED

6968754	Lvds-Rx-Sh Board	EA	1	[DEL]	Phoenix

6968804	Mother Board	EA	1	[DEL]	Phoenix

6968945	Ethernet Interface Board	EA	1	[DEL]	Phoenix

6969059	Blood Pump Board	EA	1	[DEL]	Phoenix

6969091	Smart Card Adaptor Board	EA	1	[DEL]	Phoenix

6969109	Blood Slave Board	EA	1	[DEL]	Phoenix

6969125	Hydraulic Slave Board	EA	1	[DEL]	Phoenix

6969141	Protective Slave Board	EA	1	[DEL]	Phoenix

6969232	Whu-Conn. Sensors Board	EA	1	[DEL]	Phoenix

6969240	Blood Pump Hall Sensors Board	EA	1	[DEL]	Phoenix

6969521	Connector Diod Kit	CS	5	[DEL]	Phoenix

6969539	Board, Venous Clamp Driver	EA	1	[DEL]	Phoenix

6969604	Ph6 Probe Kit	EA	1	[DEL]	Phoenix

6969687	Self-Lubricating Spacer	CS	10	[DEL]	Phoenix

6969711	Cd Rom Driver	EA	1	[DEL]	Phoenix

6969729	Rotor Replacing Kit	EA	1	[DEL]	Phoenix

6969802	Thermistor Probe (Short Cab)	EA	1	[DEL]	Phoenix

6969810	Thermistor Probe (Long Cable)	EA	1	[DEL]	Phoenix

6969828	Diascan Thermistor Probe	EA	1	[DEL]	Phoenix

6969844	Heparin Pump (10/20 Cc)	EA	1	[DEL]	Phoenix

6969851	Heparin Pump (20/30 Cc)	EA	1	[DEL]	Phoenix

6969869	Syringe Holder (10/20 Cc)	EA	1	[DEL]	Phoenix

6969877	Syringe Holder (20/30 Cc)	EA	1	[DEL]	Phoenix

6969885	Tubes, Preformed Tubes Kit(Hard Pvc)	EA	1	[DEL]	Phoenix

6969901	Tray, Adr Tray (Back Of Machine)	EA	1	[DEL]	Phoenix Accessory

6969935	Blood Pump Keyboard	EA	1	[DEL]	Phoenix

6969943	Heparin Pump Keyboard	EA	1	[DEL]	Phoenix

6969976	Red/Blue Fem Dial Conn Kit	EA	1	[DEL]	Phoenix

6970149	Heater Cartridge Kit	EA	1	[DEL]	Phoenix

6970164	Heater Assy (115v-1400w)	EA	1	[DEL]	Phoenix

6970180	Dc/Dc 24/12v Power Supply	EA	1	[DEL]	Phoenix

6970198	Bleach/Sterilant Conn Kit	EA	1	[DEL]	Phoenix

6970255	Clip (Heater)	EA	1	[DEL]	Phoenix

6970271	Inverter Cxa0217	EA	1	[DEL]	Phoenix

6970289	Touch Screen Controller	EA	1	[DEL]	Phoenix

6970388	Smart Card Interface	EA	1	[DEL]	Phoenix

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	UOM	QTY PER CASE	LIST PRICE	WHERE USED

6970438	Thermal Resistance Pt100	EA	1	[DEL]	Phoenix

6970446	Compound Kit	EA	1	[DEL]	Phoenix

6970453	Venturi Tube (Who)	EA	1	[DEL]	Phoenix

6971022	Universal Syringe Carriage	EA	1	[DEL]	Phoenix

6971055	Bioslave Board	EA	1	[DEL]	Phoenix

6971089	Board, Rs-485 Cnet Cca	EA	1	[DEL]	Phoenix Accessory

6971105	Bpm Upgrade Kit	EA	1	[DEL]	Phoenix

6971188	Cwp Inlet Connector	EA	1	[DEL]	Phoenix

6971204	Dialysate Hose Retrofit Kit	EA	1	[DEL]	Phoenix

6971683	Cuff Holder Rods	EA	1	[DEL]	Phoenix

6971725	Power Cable Kit	EA	1	[DEL]	Phoenix

6971733	Drain Tube	EA	1	[DEL]	Phoenix

6971758	Gal Hydraulic/Blood Ic37	EA	1	[DEL]	Phoenix

6971766	Gal Protective Ic17	EA	1	[DEL]	Phoenix

6971774	Gal Bioslave U43	EA	1	[DEL]	Phoenix

6971782	Gal Bioslave U44	EA	1	[DEL]	Phoenix

6971857	Kit, Amp Modification Kit	EA	1	[DEL]	Phoenix Accessory

6971956	Blood Pump Rotor	EA	1	[DEL]	Phoenix

6971964	Blood Pump Cover Gray	EA	1	[DEL]	Phoenix

6971972	Blood Pump Cover Latch	EA	1	[DEL]	Phoenix

6972020	Log Book, Phoenix	EA	1	[DEL]	Phoenix

6972046	Dialyzer Rubber Bumpers	CS	2	[DEL]	Phoenix

6972053	Suction Rod, Sterilant	EA	1	[DEL]	Phoenix Accessory

6972061	Suction Rod, Acid/Acetate	EA	1	[DEL]	Phoenix Accessory

6972079	Suction Rod, Bicarbonate	EA	1	[DEL]	Phoenix Accessory

6972087	Log Book Holder	EA	1	[DEL]	Phoenix

6972200	Blood Pump Keyboard Ret Kit	EA	1	[DEL]	Phoenix

6972400	Eprom Bioslave Phoenix	EA	1	[DEL]	Phoenix

6972483	Pedal, Brake Pedal	EA	1	[DEL]	Phoenix Sn Ph1076/Higher

6972491	Concentrate Tank Tray Slanted	EA	1	[DEL]	Phoenix Sn Ph1076/Higher

6972509	Concentrate Tank Tray	EA	1	[DEL]	Phoenix Sn Ph1076/Higher

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	UOM	QTY PER CASE	LIST PRICE	WHERE USED

6972566	Door Latch	EA	1	[DEL]	Phoenix

6972624	Phoenix Ill. Spare Part List	EA	1	[DEL]	Phoenix

6972665	Crate, Empty	EA	1	[DEL]	Phoenix

6972673	Smart Card Cover Phoenix	EA	1	[DEL]	Phoenix

6972780	Smart Card Guide Phoenix	EA	1	[DEL]	Phoenix

6972947	Cover, Who	EA	1	[DEL]	Phoenix

6972962	Cap, Who Connector	CS	5	[DEL]	Phoenix

6973028	Dty Monitor Kit	EA	1	[DEL]	Phoenix

6973085	Connector, Reduction Connector	CS	4	[DEL]	Phoenix

6973143	Pump Crank Clip Kit	EA	1	[DEL]	Phoenix

6973150	Clamp, Arterial Clamp Assy	EA	1	[DEL]	Phoenix

6973184	Hydraulic Cover Kit Phoenix	EA	1	[DEL]	Phoenix

6973200	Arterial Clamp Plug	EA	1	[DEL]	Phoenix

6973226	Crank Pin Kit	EA	1	[DEL]	Phoenix

6973242	Inlet Water Tube	EA	1	[DEL]	Phoenix

6973259	Cwp H2o Filter	EA	1	[DEL]	Phoenix

6973267	Cwp Pressure Reducer	EA	1	[DEL]	Phoenix

6973275	Cwp 2 Way Valve	EA	1	[DEL]	Phoenix

6973309	Molded Who Kit	EA	1	[DEL]	Phoenix

6973333	Tubes Kit,Performed Tubes Kit	EA	1	[DEL]	Phoenix

6973341	Select Push Button	EA	1	[DEL]	Phoenix

6973374	White Main Keyboard	EA	1	[DEL]	Phoenix

6973416	Locking Cap	EA	1	[DEL]	Phoenix

6973424	Clamp Damper Kit, Snc Clamp	EA	1	[DEL]	Phoenix

6973432	Switching Power Supply	EA	1	[DEL]	Phoenix

6973440	Lead Battery 12v 7a	EA	1	[DEL]	Phoenix

6973481	Tdk Inverter Cabling	EA	1	[DEL]	Phoenix

6973507	Peristaltic Pump Coupling	EA	1	[DEL]	Phoenix

6973564	Overtemperature Board 115v	EA	1	[DEL]	Phoenix

6973606	Clean Dialysate By-Pass	EA	1	[DEL]	Phoenix

6973648	Oring, Swp1 Press Sw 10pk Phx	CS	10	[DEL]	Phoenix

6973663	Oring, 2-011	CS	10	[DEL]	Phoenix

6973655	Oring, 2-005	CS	10	[DEL]	Phoenix

6973671	Oring, Water Panel In-Out 10pk	CS	10	[DEL]	Phoenix

6973689	Oring, Male Disinfectant Conn	CS	10	[DEL]	Phoenix

6973812	Top Tray	EA	1	[DEL]	Phoenix

6973838	Clip, Top Tray Clip	EA	1	[DEL]	Phoenix

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	UOM	QTY PER CASE	LIST PRICE	WHERE USED

6973846	Holder, Power Cable Holder	EA	1	[DEL]	Phoenix

6974026	Cd,Service Manual Maint, Phnx	EA	1	[DEL]	Phoenix

6974109	Sn Chamber Holder	EA	1	[DEL]	Phoenix

6974141	Restrictor, Degassing	EA	1	[DEL]	Phoenix

6974166	Bicart Holder W/Univ Arm	EA	1	[DEL]	Phoenix

6974174	Clip, Bicart Arms Clip	EA	1	[DEL]	Phoenix

6974273	Pib Board	EA	1	[DEL]	Phoenix

6974299	Grease, Silicon Grease 100gr Tube	EA	1	[DEL]	Phoenix

6974380	Pressure Sensor Kit	EA	1	[DEL]	Phoenix

6974554	Holder, Filter Holder	EA	1	[DEL]	Phoenix

6974562	Cable, Lvds Rx Tx Cable	EA	1	[DEL]	Phoenix

6974570	Antistatic Twin Wheels	CS	4	[DEL]	Phoenix

6974836	Manual, Operators Paper Copy	EA	1	[DEL]	Phoenix Accessory

6974950	Flash Protective	EA	1	[DEL]	Phoenix

6974968	Flash Blood	EA	1	[DEL]	Phoenix

6974976	Flash Hydraulic	EA	1	[DEL]	Phoenix

6974984	Flash Bioslave	EA	1	[DEL]	Phoenix

6974992	Cd Upgrading Sw 3.25.0	EA	1	[DEL]	Phoenix

6975015	Spike, Upper Spike Per Univ Arm	EA	1	[DEL]	Phoenix

6975023	Spike, Lower Spike Per Univ Arm	EA	1	[DEL]	Phoenix

6975031	Spike, Lower Spike Univ Arm	EA	1	[DEL]	Phoenix

6975049	Smart Keyboard Interface	EA	1	[DEL]	Phoenix

6975114	Kit, Connector Locking Kit	EA	1	[DEL]	Phoenix

6975148	Wire, Copper Wire Skein	EA	1	[DEL]	Phoenix

6975155	Spike, Upper Spike Univ Arm	EA	1	[DEL]	Phoenix

6975186	Solution, Stabilant 22 Solution	EA	1	[DEL]	Phoenix

6975197	Moulded Abd	EA	1	[DEL]	Phoenix Sn Ph6900/Higher

6975213	Cuff, Child (10-19cm) Latex Free	EA	1	[DEL]	Phoenix Accessory

6975221	Cuff, Small Adult(18-26cm) Latex Free	EA	1	[DEL]	Phoenix Accessory

6973239	Cuff, Medium Adult (25-35cm) Latex Free	EA	1	[DEL]	Phoenix Accessory

6975247	Cuff, Large Adult (33-47cm) Latex Free	EA	1	[DEL]	Phoenix Accessory

6975254	Cuff, Thigh (46-66cm)	EA	1	[DEL]	Phoenix Accessory

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	UOM	QTY PER CASE	LIST PRICE	WHERE USED

6975395	Silicon, Compound	EA	1	[DEL]	Phoenix

6975403	Cd-Rom, Schematics	EA	1	[DEL]	Phoenix

6975429	Dasco Abd Patient Sensor	EA	1	[DEL]	Phoenix Sn Ph6900/Higher

6975585	Hydraulic Circuit Flowpath Poster	EA	1	[DEL]	Phoenix

6975692	Board, Pc104 Pentium Board	EA	1	[DEL]	Phoenix

6975726	Probe Assy Kit, Acetate	EA	1	[DEL]	Phoenix

6975734	Probe Assy Kit, Bicarb	EA	1	[DEL]	Phoenix

6975775	Resistor, Damping Resistor	EA	1	[DEL]	Phoenix

6975783	Cd, Software 3.25.2	EA	1	[DEL]	Phoenix

6975825	Flash Bioslave	EA	1	[DEL]	Phoenix

6975833	Cd-Rom Adapter	EA	1	[DEL]	Phoenix

6975924	Door, Abd Door	EA	1	[DEL]	Phoenix

6975973	Filter, Toroidal Elec. Filter	EA	1	[DEL]	Phoenix

6975999	Holder, Filter Holder Assy	EA	1	[DEL]	Phoenix

6976005	Oring, Abd Assy	CS	10	[DEL]	Phoenix

6976013	Switch, Main Switch Protection Ph	CS	10	[DEL]	Phoenix

6976021	By-Pass Protection	CS	10	[DEL]	Phoenix

6976161	Cable, Rs 232 Touch Screen Cable	EA	1	[DEL]	Phoenix

6976153	Cable, Ps2 Smart Keyboard Cable	EA	1	[DEL]	Phoenix

6976211	Conn Kit, Male Dialysate Connector Kit	EA	1	[DEL]	Phoenix

6976229	Tool, Octagonal Nut	EA	1	[DEL]	Phoenix

6976245	Battery Back Up Old Rack	EA	1	[DEL]	Phoenix Accessory

6976252	Pressure Coupling	EA	1	[DEL]	Phoenix

6976278	Conn., Conc Conn Red Carter 1	EA	1	[DEL]	Phoenix

6976286	Conn., Conc Conn Red Carter 2	EA	1	[DEL]	Phoenix

6976294	Conn., Conc Conn Blue Carter 3	EA	1	[DEL]	Phoenix

6976302	Conn., Conc Conn Yellow Carter	EA	1	[DEL]	Phoenix

6976310	Conn., Conc Conn White Carter	EA	1	[DEL]	Phoenix

6976328	Conn., Conc Conn Blue Carter B	EA	1	[DEL]	Phoenix

6976393	Crank, Blood Pump Crank	EA	1	[DEL]	Phoenix

6976336	Conn., Power Supply Conn. 14 Pin	EA	1	[DEL]	Phoenix

6976443	Board, Lvds-Rx Board 3.3v	EA	1	[DEL]	Phoenix

6977086	Board, Lvds-Tx Board 3.3v	EA	1	[DEL]	Phoenix

6977193	Battery Back Up - Switching Ps	EA	1	[DEL]	Phoenix Accessory

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	UOM	QTY PER CASE	LIST PRICE	WHERE USED

6977219	Venous Clamp Assy	EA	1	[DEL]	Phoenix

6977235	Tubes, Central Conc Tubes	EA	1	[DEL]	Phoenix

6977334	Cd Operator Manual	EA	1	[DEL]	Phoenix Accessory

6977466	Gear Pump Nipple Phoenix	EA	1	[DEL]	Phoenix

6977474	Cable, Pressure Sensor Phx	EA	1	[DEL]	Phoenix

6977490	Meter, Flow Aichi New	EA	1	[DEL]	Phoenix

6977540	Flash Compact Flash 128mb	EA	1	[DEL]	Phoenix

6977557	Sdram Sodimm 128mb	EA	1	[DEL]	Phoenix

6977565	Magnetic Buzzer Kit	EA	1	[DEL]	Phoenix

6977573	Port, Dialysate Sampling Port	EA	1	[DEL]	Phoenix

6977581	Microswitch	EA	1	[DEL]	Phoenix

6977599	Orings Kit	EA	1	[DEL]	Phoenix

6977615	Conn., Type A Female	EA	1	[DEL]	Phoenix

6977623	Tubes Retro Fit Kit	EA	1	[DEL]	Phoenix

6977649	Inverter Gh10	EA	1	[DEL]	Phoenix

6977672	Conn., Type B Female	EA	1	[DEL]	Phoenix

6977680	Conn., Sterilant Female	EA	1	[DEL]	Phoenix

6977847	Cable,Cd-Rom-Pc104 Ribbon Phx	EA	1	[DEL]	Phoenix

6977854	Tool, Grease Dispenser	EA	1	[DEL]	Phoenix

6977870	Cable, Trans Ps J37 (Old) Phx	EA	1	[DEL]	Phoenix

6977888	Cable, Switching Ps J37(New)	EA	1	[DEL]	Phoenix

6977953	Jumper +5vb/+5vd	EA	1	[DEL]	Phoenix

6977987	Kit, Conc. Connector	EA	1	[DEL]	Phoenix

6977995	Cd Rom Service Manual	EA	1	[DEL]	Phoenix

6978233	Buzzer, Magnetic Buzzer	EA	1	[DEL]	Phoenix

6978241	Tool, Tube Cutter Tool	EA	1	[DEL]	Phoenix

6978266	Tool, Silicon Cntt. Tool	EA	1	[DEL]	Phoenix

6978373	Valve, Safety Valve Kit	EA	1	[DEL]	Phoenix

6978381	Container, Ph Probe Container	EA	1	[DEL]	Phoenix

6978597	Manual, Service	EA	1	[DEL]	Phoenix

6978795	Cd Sw Upgrading 3.33.3	EA	1	[DEL]	Phoenix

6979033	Tubes, Ultrafilter Tubes	EA	1	[DEL]	Phoenix

6979017	Tubing Harness	EA	1	[DEL]	Phoenix

6979041	Insulation Heater Assy	EA	1	[DEL]	Phoenix

6979058	Display Frame	EA	1	[DEL]	Phoenix

6979090	Cable, Lvds Tx-Pc Flat Cabel	EA	1	[DEL]	Phoenix

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	UOM	QTY PER CASE	LIST PRICE	WHERE USED

501438000	Cap Assy, Clear Adr Disinfect	EA	1	[DEL]	Phoenix Accessory

501510000	Cap Assy, Yellow Adr, Bleach	EA	1	[DEL]	Phoenix Accessory

515000200	Cap Assy, Red 38mm Acid Gal Jug	CS	10	[DEL]	Phoenix

515001200	Cap Assy, Blue 63mm 10 Liter Jug	CS	10	[DEL]	Phoenix

515002200	Cap Assy, Red 63mm Acid 10 Liter Jug	CS	10	[DEL]	Phoenix

515003000	Jug Assy, Acid 10 Liter	EA	1	[DEL]	Phoenix

515004000	Jug Assy, Bicarb 10 Liter	EA	1	[DEL]	Phoenix

515005000	Container, Phoenix Transporter	EA	1	[DEL]	Phoenix Accessory

515006200	Adapter, Bicarb Cent. Conc W/O	CS	10	[DEL]	Phoenix

515007200	Adapter, Acid Cent. Conc W/O	CS	10	[DEL]	Phoenix

515008000	Port, Sample Port, Dialysis	EA	1	[DEL]	Phoenix

9800981700	Blood Pump Rotor Occl Test	EA	1	[DEL]	Phoenix

9800981800	Blood Circuit Testing Tool	EA	1	[DEL]	Phoenix

K12755001	Tool, Withdrawing Tube	EA	1	[DEL]	Phoenix

CENTRYSYSTEM SPARE PARTS

Purchaser’s price for Centrysystem Spare Parts [DELETED] from the following list prices:

PRODUCT CODE	PRODUCT DESCRIPTION	QTY/ PACK	LIST PRICE/ PACK	WHERE USED
500007001	Switch, Flow, 160 Cc/Min	1	[DEL]	Cs3,Bicart

500008000	O-Ring, 1.171 I.D. X .139	2	[DEL]	Cs3 (Defoamer Acc) Center)

500009000	O-Ring, 3.359 I.D. X .139	1	[DEL]	Cs3 (Defoamer Acc Cannister Cov)

500011000	Kit, Hardware	1	[DEL]	Cs3 (Defoamer Acc)

500015200	Fuse, 1 Amp 250 V	10	[DEL]	Cs3(Dp Cca)

500030001	Regulator, Back Press.18 Psi	1	[DEL]	Cs3(Prv3)

500047030	Cca, Rs-485 Adapter, Cnet	1	[DEL]	Cnet Conroller (Quatech)

500055001	Regulator, Back Press. 8 Psi	1	[DEL]	Cs3 (Prv 1,2)

500055016	Regulator, Prv1-2	1	[DEL]	Cs3 Plus

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	QTY/ PACK	LIST PRICE/PACK	WHERE USED
500055040	Prv 4/5, Regulator, Back Pres	1	[DEL]	Cs3

500055060	Prv 6, Regulator, Back Pres	1	[DEL]	Cs3

500060000	Cable, Kit, To Wall	1	[DEL]	Cs3 W/Cnet

500061000	Cca, Interface	1	[DEL]	Cs3 W/Cnet

500061000r	Cca, Interface	1	[DEL]	Cs3 Refurbished

500061100	Cca, Centrynet Interface	1	[DEL]	Cs3 W/Cnet

500062000	Kit, Wall Attach Kit	1	[DEL]	Cs3 W/Cnet

500063000	Termination Assembly	1	[DEL]	Cs3 W/Cnet

500064000	Cable Kit, Pc To Wall Cable Kit	1	[DEL]	Cs3 W/ Cnet,Network Controller

500065000	Manual, Cnet Ntwrk Ad	1	[DEL]	Cs3 W/ Cnet,Network Controller

500066022	Manual, Cnet 2.2 Operat	1	[DEL]	Cs3 W/Cnet

500067000	Cable Kit, Interface,Centry	1	[DEL]	Cs3 W/Cnet

500068200	Cap Kit, Centrynet	5	[DEL]	Cs3 W/Cnet

500069200	Label Kit, Warning	25	[DEL]	Cs3 W/Cnet

500070000	Adapter, Pc To Wall	1	[DEL]	Cs3 W/Cnet, Network Controller

500071200	Faceplate, W/ Label	5	[DEL]	Cs3 W/Cnet

500072000	Cable, Power, Cnet Cca	1	[DEL]	Cs3 W/Cnet

500073000	Cable, Signal, Cnet Cca	1	[DEL]	Cs3 W/Cnet

500074000	Kit, Hardware, Cnet	1	[DEL]	Cs3 W/Cnet

500075000	Cable, Elim Plug	1	[DEL]	Cnet

500113200	Battery, 9 Volt Alkaline	4	[DEL]	Cs3

500128200	Brush Assy, Blood Pump	2	[DEL]	Cs3

500134000	Cap, Acetate Jug Assy	1	[DEL]	Cs3

500139200	Cap, Conc Jug W/O Holes	4	[DEL]	All 10L Concentrate Containers (Without Holes)

500140200	Lens, Central Alarm, Green	4	[DEL]	Cs3

500141200	Lens, Central Alarm, Red	4	[DEL]	Cs3

500142200	Lens, Central Alarm, Yellow	4	[DEL]	Cs3

500212200	Clamp, Hose, Dialyzer Line	8	[DEL]	Cs3

500232200	Connector, Elec Female	2	[DEL]	Cs3

500233200	Connector, Bicarb, Jug	4	[DEL]	Cs3 (Orange)

500241000	Cord Assy, 115 Volt Power	1	[DEL]	Cs3

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	QTY/ PACK	LIST PRICE/PACK	WHERE USED

500246000	Crank, Pump Hand	1	[DEL]	Cs3

500251000	Extender, Drain Line	1	[DEL]	Cs3

500255000	Filter Assy	1	[DEL]	Cs3

500259200	Stop Cock, 3-Way W M Ll	10	[DEL]	Cs3

500263200	Fuse, 2 Amp	10	[DEL]	Cs3

500265200	Fuse, 3-Amp, Slo Blo	10	[DEL]	Cs3

500309200	Holder, Fuse	4	[DEL]	All Equipment W/Fuses

500315000	Hose, Supply, Water, Kit	1	[DEL]	Cs3 (10 Ft Of Hose)

500335200	Tubing, 95” Roll Of 1/8	1	[DEL]	Cs3 (Silastic)

500335400	Tubing, 1200” Roll Of 1/8	1	[DEL]	Cs3 (Silastic)

500365200	Lamp, Front Panel Switch	10	[DEL]	Cs3

500365400	Lamp, Front Panel Switch	100	[DEL]	Cs3

500434000	Plug, 125v Power	1	[DEL]	All 125v Equipment (Hosp Grade)

500436000	Port Assy, Sampling, Clear	1	[DEL]	Cs3 (Clear, 6 Psi)

500437000	Port Assy, Sampling, White	1	[DEL]	Cs3 (White 12 Psi)

500462000	Rectifier, Bridge	1	[DEL]	Cs3

500465010	Relay, Solid State, Univ	1	[DEL]	Cs3

500538000	Switch, Micro	1	[DEL]	Cs3(Act Lever)

500551000	Transistor, 2n5883	1	[DEL]	Cs3

500564200	Tubing, 165” Roll Of 3/16	1	[DEL]	Cs3+F138 (165”Roll)

500564400	Tubing, 3/16 Sil 1200” Rl	100	[DEL]	Cs3(1200”Roll, Bulk)

500566000	Tool, Trimpot	1	[DEL]	All Equipment

500571200	Valve, Check, Air Pump	4	[DEL]	Cs3

500574000	Varistor, High Voltage	1	[DEL]	Cs3 (Universal)

500575201	Washer, Dialysate Hose Con	8	[DEL]	Cs3

500576200	Filter/Washer, Fine	4	[DEL]	Cs3 (158 Micron)

500576400	Filter/Washer, Fine	50	[DEL]	Cs3 (158 Micron, Bulk-Pak)

500585000	Ph Electrode	1	[DEL]	Cs3

500586000	Kit, Block & Cap Kit, Ph Probe	1	[DEL]	Cs3 (With O- Rings)

500604200	Fuse, 1 Amp Slo-Blo	10	[DEL]	Snc,Cs3 (Lv Machines)

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	QTY/ PACK	LIST PRICE/PACK	WHERE USED

500623200	Connector, Acetate	2	[DEL]	Acet Container Assy (Straight)

500624200	Connector, Acetate	2	[DEL]	Acet Container Assy (W/Sidearm)

500652000	Cap Assy, Bicarb Container	1	[DEL]	Cs3 (Orange)

500715000	Grease, Vacuum	1	[DEL]	Cs3

500766200	Fuse, 3 Amp	10	[DEL]	Cs3, Sns (1/4""X 1 1/4"")

500796200	Fuse, 5 Amp	10	[DEL]	Cs3

500823200	Tape, Teflon 600”	1	[DEL]	Cs3

500835000	Container, Acid	1	[DEL]	Cs3

500836000	Hose Assy, To Psfc	1	[DEL]	Cs3 (Pressure Switch)

500872200	Locking Tie, Small	100	[DEL]	All Equipment (Cable Ties)

500891600	Grip Ring Assortment Kit	1	[DEL]	Cs3

500892200	Locking Tie, Large	50	[DEL]	All Equipment (Cable Ties)

500904400	Tubing, 1/4 Id Tygon 600”	50	[DEL]	Cs3

500919200	O-Ring, Acid/Bicarb	20	[DEL]	Cs3 (Male Connector)

500928000	Ic, Analog To Digital Conv	1	[DEL]	Snc (Us),Cs3

500932600	Standoff Assortment Kit	1	[DEL]	Snc, Cs3r

500959200	O-Ring, Male, Chem Conn(Lg)	15	[DEL]	Cs3

500961200	Fuse, 6 Amp	10	[DEL]	Cs3

500972200	Tubing, Tygn 062 X .31 20’	1	[DEL]	Cs3 (Vacuum Regulator)

501000002	Tube, Crt W/Video Cca	1	[DEL]	Cs3 (With Video Display Cca)

501000200	Brushholder	4	[DEL]	Cs3

501000501	Kit, Acdr Relocation Brack	1	[DEL]	Cs3

501000502	Kit, Wire, Interconnect, Htr	1	[DEL]	Cs3

501001001	Bottle, Vinegar	1	[DEL]	As Needed

501002002	Cca, Crt Regulator	1	[DEL]	Cs3

501003001	Light Assy, Central Alarm	1	[DEL]	Cs3 (Red/ Yellow/Green)

501004200	Lamp, 14v,Type 382	5	[DEL]	Cs3

501005001	Fan, Cooling, Dc	1	[DEL]	Cs3(New Style Requiring Resistor Removal On Master

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	QTY/ PACK	LIST PRICE/PACK	WHERE USED

501006001	Meter, Hour, Digital	1	[DEL]	Cs3 - New Style Meter,Digital

501007050	Cca, Crt Monitor	1	[DEL]	Cs3

501008005	Switch Assy, Mstr,W/Chts/Bp	1	[DEL]	Cs3 (Does Not Include Inserts)

501010000	Container, Acetate, 10 Lit	1	[DEL]	Cs3 (Concentrate)

501010005	Container, Acetate, 10 Lit, Ce	1	[DEL]	Cs3

501011000	Kit, Cca Connector	1	[DEL]	Cs3

501011201	Tee, Barbed, 3/16”	4	[DEL]	Cs3 W/Bicart

501012001	Sensor Assy, Cond Probe	1	[DEL]	Cs3

501013201	Union, 1/4 X 1/4 Chevron	4	[DEL]	Cs3 (Conn. W/Luer Lock)

501017005	Power Supply	1	[DEL]	Cs3 (Original Hydraulics Only)

501017005r	Power Supply Refurbished	1	[DEL]	Cs3 (Original Hydraulics Only)

501018100	Kit, #4-40 X 1/4 Screws	20	[DEL]	Cs3

501018600	Kit, C3 Hardware	1	[DEL]	Cs3

501019000	Cover, Central Alarm	1	[DEL]	Cs3 (Light Assembly)

501023201	Seal, Panel	2	[DEL]	Cs3

501024203	Valve, Check Valve	4	[DEL]	Cs3

501025000	Kit, Drain Line	1	[DEL]	Cs3, Defoamer Acc.

501025012	Cca, Blood Handling	1	[DEL]	Cs3

501025012r	Cca, Blood Handling	1	[DEL]	Cs3 (Refurbished)

501027005	Rotor Assy, Blood Pump	1	[DEL]	Cs3

501027005r	Rotor Assy, Blood Pump	1	[DEL]	Cs3 (Refurbished)

501028001	Cover, Blood Pump	1	[DEL]	Cs3

501029200	O-Ring, Blood Pump Rotor	8	[DEL]	Cs3

501030001	Cover, Uabd	1	[DEL]	Cs3 (Ultrasonic Air Bubble Det)

501031002	Uabd, Transducer Assy	1	[DEL]	Cs3

501032000	Defoamer Canister, Assy	1	[DEL]	Cs3

501032200	Spring, Blood Tubing Clamp	3	[DEL]	Cs3 (Header)

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	QTY/ PACK	LIST PRICE/PACK	WHERE USED

501033000	Actuator, Bladder	1	[DEL]	Cs3 (Actuator)

501034201	O-Ring, Transducer Port	8	[DEL]	Cs3

501035000	Clamp Assy, Heparin Syringe	1	[DEL]	Cs3

501036002	Transducer, A/V Pressure	1	[DEL]	Cs3 (Arterial/ Venous Pressure)

501038000	Holder Assy, Dialyzer	1	[DEL]	Cs3

501039001	Clamp, Syringe	1	[DEL]	Cs3

501040000	Tool, Spacer, Gear Pump	1	[DEL]	Cs3

501040200	Clip, Spring, Wing Clamp	6	[DEL]	Cs3

501041001	Release Assy, Hep Pump	1	[DEL]	Cs3 (Heparin Pump)

501042001	Motor Assy, Heparin Pump	1	[DEL]	Cs3

501043002	Switch Assy, Heparin Pump	1	[DEL]	Cs3 (Limit)

501044005	Pump Assy, Heparin	1	[DEL]	Cs3

501044005r	Pump Assy, Heparin	1	[DEL]	Cs3 (Refurbished)

501045003	Block, Bypass Assy W/Switch	1	[DEL]	Cs3

501047001	Solenoid Assy, Clamp	1	[DEL]	Cs3 (With White Connector)

501047002	Solenoid Assy, Clamp Sns	1	[DEL]	Cs3 (Sns)

501049001	Switch, Main Power	1	[DEL]	Cs3

501050200	Connector, Acetate, Male	4	[DEL]	Cs3 (Brown)

501051001	Port Assy, Rinse, Acetate	1	[DEL]	Cs3 (Brown)

501052000	Container, Bicarb, 10 Lit	1	[DEL]	Cs3 (Concentrate)

501052005	Container, Bicarb, 10 Lit, Blue	1	[DEL]	Cs3

501053000	Plug, Option	1	[DEL]	Cs3

501054215	Heat Exchanger Assy	1	[DEL]	Cs3

501054215r	Heat Exchanger Assy	1	[DEL]	Cs3 (Refurbished)

501055016	Chamber H/D	1	[DEL]	C3,Cs3 Plus

501055016r	Chamber H/D	1	[DEL]	C3,Cs3 Plus (Refurbished)

501056001	Heater Element, Enhanced	1	[DEL]	Cs3

501058002	Switch, Flow, 200 Cc/Min	1	[DEL]	Cs3 (Fs3)

501059001	Chamber Assy, Mixing	1	[DEL]	Cs3

501059001r	Chamber Assy, Mixing	1	[DEL]	Cs3 (Refurbished)

501061200	Connector, 1/8mnpt X 1/4ba	4	[DEL]	Cs3

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	QTY/ PACK	LIST PRICE/PACK	WHERE USED

501062000	Port Assy, Sample Bicarb	1	[DEL]	Cs3 (Yellow) (18 Psi)

501062016	Port Assy, Bicarb	1	[DEL]	Cs3 Plus

501063200	Filter, Diaph Pump, 130 Mic	3	[DEL]	Cs3

501064001	Pump Assembly, Air	1	[DEL]	Cs3

501065011	Cca, Uf Cca	1	[DEL]	Cs3 (Blue Covered Bld)

501065011r	Cca, Uf Cca Refurbished	1	[DEL]	Cs3 (Blue Covered Bld)

501067000	Valve, Solenoid,2-Way, No	1	[DEL]	Cs3 (V3 Dump)

501067000r	Valve, Solenoid,2-Way, No	1	[DEL]	Cs3 (V3 Dump) (Refurbished)

501068000	Solution, 7 Ph Standard	10	[DEL]	Ph Troubleshooting Kit(Refill)

501068200	Buffer, 8.25 Ph	10	[DEL]	Cs3

501069001	Balance Chamber Assy	1	[DEL]	Cs3 (Orig. Hyd Only)

501069001r	Balance Chamber Assy	1	[DEL]	Cs3 (Orig. Hyd Only) (Refurbished)

501073200	Seal, Valve	4	[DEL]	Cs3 (Seal For Bal. Cham. Valve)

501074002	Transistor, Gp Driver	1	[DEL]	Cs3

501074016	Transistor, Driver	1	[DEL]	Cs3 Plus

501079002	Transducer, Dial Press	1	[DEL]	Cs3 (Pdo/Pdi)

501081004	Blood Leak Det (Blue Cover)	1	[DEL]	Cs3 (Blue Covered)

501081004r	Blood Leak Det (Blue Cover)	1	[DEL]	Cs3 (Blue Covered)(Refurbished)

501085200	Connector, Acid, Male	4	[DEL]	Cs3(Purple)

501086016	Pump Assy, Gp3	1	[DEL]	Cs3 Plus

501087000	Rectifier, Bridge	1	[DEL]	Cs3,Snc

501088200	Seal, Silicone O-Ring Seal	10	[DEL]	Cs3 (Green)

501090002	Maint Kit Port Inlet Uf	1	[DEL]	Cs3

501090100	Kit, Can-Do Kit, Bicarb Pump	1	[DEL]	Cs3 (Dpb, Dpa)

501090101	Maint Kit Port Outlet Uf/Dp	1	[DEL]	Cs3

501090110	Pump Head Assy, Concent	1	[DEL]	Cs3 (Acrylic Head W/ Ports)

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	QTY/ PACK	LIST PRICE/PACK	WHERE USED

501092200	Fuse, 15 Amp, F509,510	10	[DEL]	Cs3

501093200	Fuse, 8 Amp, F511, 512	10	[DEL]	Cs3

501093890	Container, Ship Pwr Supply	1	[DEL]	Cs3

501095001	Cca, Blood Handling	1	[DEL]	Cs3 Control Panel

501095001r	Cca, Blood Handling	1	[DEL]	Cs3 Control Panel(Refurbished)

501096200	Fitting, Barbed Union	8	[DEL]	Cs3 (3/16x3/16)

501097005	Cca, Power Monitor W/P.M.F	1	[DEL]	Cs3, Orig Hydraulic’s

501097005r	Cca, Power Monitor W/P.M.F	1	[DEL]	Cs3, Orig Hyd (Refurbished)

501099000	Kit, Fuse Block	1	[DEL]	Cs3

501100000	Container, Bleach, 10 Lit	1	[DEL]	Cs3 (Yellow)

501101000	Fitting, Bulkhead	1	[DEL]	Cs3 (Fluid Ground)

501102000	Connector, Acdr, Male	1	[DEL]	Cs3 (Yellow)

501103000	Connector, Acetate, Jug	1	[DEL]	Cs3 (Jug, Brown)

501104001	Connector, Acdr, Clear, Jug	1	[DEL]	Cs3 (Clear, Disinfect)

501105000	Connector, Acdr, Jug	1	[DEL]	Cs3 (Bleach, Yellow)

501107001	Connector, Acdr, Male	1	[DEL]	Cs3 (Disinfect, Clear)

501108001	Port Assy, Rinse, Acdr	1	[DEL]	Cs3 (Yellow)

501109002	Port Assy, Acdr, Rinse, Clear	1	[DEL]	Cs3 (Clear)

501110001	Port Assy, Rinse, Bicarb	1	[DEL]	Cs3

501111002	Port Assy, Rinse, Acid	1	[DEL]	Cs3 (Purple)

501111201	Kit, Red, Acid Connectors	10	[DEL]	Cs3

501111202	Kit, Blue, Bicarb, Connector	10	[DEL]	Cs3

501111203	Kit, Clear, Disinfect Conn	10	[DEL]	Cs3

501111204	Kit, Acetate, Conn, White	10	[DEL]	Cs3

501112000	Capacitor, 120000 Mfd	1	[DEL]	Cs3 (Filter)

501113000	Capacitor, 10000 Mfd	1	[DEL]	Cs3 (Filter)

501114000	Capacitor, 72000 Mfd	1	[DEL]	Cs3 (Filter)

501115000	Capacitor, 36000 Mfd	1	[DEL]	Cs3 (Filter)

501116009	Cca, Power Conversion	1	[DEL]	Cs3 (Orginal Hydraulics)

501116009r	Cca, Power Conversion	1	[DEL]	Cs3 (Org Hyd) (Refurbished)

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	QTY/ PACK	LIST PRICE/PACK	WHERE USED

501118001	Switch, Bld Pmp Door,Old	1	[DEL]	Cs3 (Old Style)

501118002	Switch, Bld Pmp Door,New	1	[DEL]	Cs3 (New Style)

501119100	Pres. Regulator, Prv	1	[DEL]	Cs3

501119100r	Pres. Regulator, Prv	1	[DEL]	Cs3 (Refurbished)

501120000	Solution, 4 Ph Standard	10	[DEL]	Refill For Ph Calibration Kit

501121001	Caster, Swivel Plate	1	[DEL]	Cs3 (Swivel Plate)

501122001	Axle, Wheel Assy	1	[DEL]	Cs3 (Wheels) Rear

501126024	Tray, Uf Drip	1	[DEL]	Cs3 (Original Hydraulics)

501127000	Container, Disinfect, 10 Lit	1	[DEL]	Cs3

501128200	Fuse, 12 Amp	10	[DEL]	Cs3

501129200	Fuse, 2 Amp Slo -Blo	10	[DEL]	Cs3

501130200	Fuse, 0.25 Amp (F507, 508)	10	[DEL]	Cs3

501131010	Cca, Bhd Driver	1	[DEL]	Cs3

501131010r	Cca, Bhd Driver	1	[DEL]	Cs3 (Refurbished)

501132004	Switch, Flow, 34 Cc/Min	1	[DEL]	Cs3 (Fsa & Fsb)

501133200	Fitting, Barbed T	4	[DEL]	Cs3 (Barbed)

501134201	Connector, Barbed	4	[DEL]	Cs3 (Barbed Tubing Reducer)

501139001	Heat Sink, Bld Pump Drive	1	[DEL]	Cs3 (Driver)

501140002	Cca, Alarm Monitor	1	[DEL]	Cs3

501141003	Switch Assy, Bld Handling	1	[DEL]	Cs3 (Control Switch, W/O Label Inserts)

501142000	Cca, Blood Pump Hall Sensor	1	[DEL]	Cs3

501143010	Switch, Optical (Narrow)	1	[DEL]	Cs3

501144200	Fuse, 0.5 Amp (F506)	10	[DEL]	Cs3

501145000	Adapter, Dialyzer Hldr,Ppd	1	[DEL]	Cs3 (Holder,Ppd)

501146001	Relay, 12vdc	1	[DEL]	Cs3, Power Board

501147001	Cca, Overvoltage	1	[DEL]	Cs3 (Orginal Hydraulics)

501148000	Connector, 7 Pin (Buchanan)	1	[DEL]	Cs3

501149000	Connector, 10 Pin (Buchanan)	1	[DEL]	Cs3

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	QTY/ PACK	LIST PRICE/PACK	WHERE USED

501157157	Kit, Astr Eproms Ver 15.7	1	[DEL]	Cs3

501160200	Fitting, Straight Gp1	1	[DEL]	Cs3

501164001	Block, Bypass	1	[DEL]	Cs3

501165200	O-Ring, Chamber	6	[DEL]	Cs3

501166200	Band, Vee	2	[DEL]	Cs3

501167001	Shield, Splash	1	[DEL]	Cs3 (Diaphragm Pump)

501168000	Connector, 12 Pin Buchanan	1	[DEL]	Cs3

501169200	Fuse, Thermo	2	[DEL]	Cs3 Diaphragm Pump

501170010	Anvil Plate/Base Assy	1	[DEL]	Cs3

501172002	Hose Assy, To Dialyzer	1	[DEL]	Cs3

501173002	Hose Assy, From Dialyzer	1	[DEL]	Cs3

501174200	Pin, Blood Pump Door	10	[DEL]	Cs3

501175220	Connector, O-Ring Assy	2	[DEL]	Cs3 (Cartridge)

501176200	Ic, Novram, X2210	2	[DEL]	Cs3

501177200	Ic, Ram, Battery Ver 9-12	2	[DEL]	Cs3

501178000	Ph Circuit Troubleshooting	1	[DEL]	Cs3 (Ph Circuit)

501181000	Thermistor	1	[DEL]	Cs3

501183003	Header, Guide Assy	1	[DEL]	Cs3(Long)

501184202	Valve, Check, Acdr Kit	4	[DEL]	Cs3

501185022	Manual, Operator, English	1	[DEL]	Cs3

501186000	Ic, Master Control,U15,Ver 15	1	[DEL]	Cs3

501186001	Manual, Operator, English Ce	1	[DEL]	Cs3

501189000	Clamp, Front Panel Conn.	1	[DEL]	Cs3 (1ea- Acet,Bicarb,& Acid)

501190200	Sleeve, Iv Pole	3	[DEL]	Cs3

501192200	Connector, Bicarb, Male	4	[DEL]	Cs3(Orange)

501193200	Pin, Knurled	4	[DEL]	Cs3(Rel Assy)

501194001	Cable Assy, Transducer	1	[DEL]	Cs3(Pressure Transducer+F389)

501195000	Cap Assy, Bleach	1	[DEL]	Cs3

501196000	Cap Assy, Disinfectant	1	[DEL]	Cs3

501197000	Manual, Bi-Cart Service Ad.	1	[DEL]	Cs3

501198000	Ic, Master Control,U17,Ver 15	1	[DEL]	Cs3

501199200	Seal, 0-Ring,Silicone	2	[DEL]	Cs3 (Heat Exchanger)

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	QTY/ PACK	LIST PRICE/PACK	WHERE USED

501200000	Rtv, Silastic Adhesive	1	[DEL]	Cs3

501201000	Relay, Bld Handling Dr.	1	[DEL]	Cs3,Cca

501202200	Clamp, Hose	4	[DEL]	Cs3(Dialyzer Hose Clamp)

501203200	Tubing, Heat Shrink	1	[DEL]	All Equipment

501204200	Gasket Kit, Prep. Module	1	[DEL]	Cs3 Module

501205200	Kit, Restraint, Power Switch	4	[DEL]	Cs3

501206201	Diaphragm, Prv, Santoprene	6	[DEL]	Cs3

501207000	Ic, Mas, Mon, U57, Ver 15	1	[DEL]	Cs3

501208000	Cable, Communication	1	[DEL]	Cs3 (Original Hydraulics)

501210200	Strapping Kit	1	[DEL]	Strapping Kit For All Equipment

501211005	Pump Assy, Blood	1	[DEL]	Cs3

501211005r	Pump Assy, Blood	1	[DEL]	Cs3 (Refurbished)

501212005	Holder, Cartridge,Cs3	1	[DEL]	Cs3

501212005r	Holder, Cartridge,Cs3	1	[DEL]	Cs3 (Refurbished)

501212010	Kit, Dowel Pin Kit	1	[DEL]	Cs3

501214005	Cca, A/V Clamps	1	[DEL]	Cs3, Snc

501214005r	Cca, A/V Clamps	1	[DEL]	Cs3, Snc, Refurbished

501215000	Kit, Refurb Kit, Gear Pump	1	[DEL]	Cs3(Ver 9)

501215010	Kit, Refurb Kit, Gp Head, Gp1	1	[DEL]	Cs3

501215020	Kit, Refurb Kit, Gp Head, Gp2	1	[DEL]	Cs3

501215030	Kit, Refurb Kit, Gp Head, Gp3	1	[DEL]	Cs3

501216001	Pumphead, Gear, Run-In	1	[DEL]	Cs3(Req Ver.9- 11,Gp1)

501216016	Pumphead, Gp1	1	[DEL]	Cs3 Plus

501217000	Valve Assy, W/O, Sol Nc	1	[DEL]	Cs3

501217016	Pumphead, Gp2	1	[DEL]	Cs3 Plus

501217200	Neck Insert, Acid Jug	10	[DEL]	Cs3 (Jug,Purple)

501218009	Manual, Service	1	[DEL]	Cs3 (W Schematics)

501218016	Pumphead, Gp3	1	[DEL]	Cs3 Plus

501219000	Ic, Mas, Mon, U58, Ver 15	1	[DEL]	Cs3

501220100	Label, Insert, English	1	[DEL]	Cs3 (Master,Bld Pump & Acdr Pl)

501221001	Bracket, Ph Probe	1	[DEL]	Cs3 (Holder/ Protector)

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	QTY/ PACK	LIST PRICE/PACK	WHERE USED

501222200	Tee, Barbed, 1/4”	4	[DEL]	Cs3

501225000	Tool Kit, Sns Retrofit	1	[DEL]	Cs3

501229200	Connector, Flanged	10	[DEL]	Cs3

501232000	Kit, +25 Volt Bus	1	[DEL]	Cs3

501233010	Cca, Dial Prep	1	[DEL]	Cs3

501233010r	Cca, Dial Prep	1	[DEL]	Cs3 (Refurbished)

501233016	Cca, Dial Prep Ver 16	1	[DEL]	Cs3 Plus

501233016r	Cca, Dial Prep Ver 16	1	[DEL]	Cs3 Plus (Refurbished)

501234000	Ic, Eprom, Bh, Con, Ver 15	1	[DEL]	Cs3

501234016	Ic, Eprom, Bh, Con	1	[DEL]	Cs3 Plus

501235000	Who, Field, Config. Kit	1	[DEL]	Cs3

501238000	Ic, Eprom, Bh, Mon,Ver 15	1	[DEL]	Cs3

501238016	Ic, Eprom, Bh, Mon, Ver 16	1	[DEL]	Cs3 Plus

501243000	Ic, Eprom, Uf, Con, Ver 15	1	[DEL]	Cs3

501243016	Ic, Eprom, Uf, Con, Ver 16	1	[DEL]	Cs3 Plus

501244000	Ic, Eprom, Uf, Mon, Ver 15	1	[DEL]	Cs3

501244016	Ic, Eprom, Uf, Mon, Ver 16	1	[DEL]	Cs3 Plus

501245001	Cartridge, Pressure Test	1	[DEL]	Cs3 (Pressure Test Set A/ V)

501246000	Kit, Ssr Screws	1	[DEL]	Cs3

501248000	Ic, Dpc,Ver-15,W/O Bicrt	1	[DEL]	Cs3

501249222	Connector, Transducer	2	[DEL]	Cs3

501251000	Motor, Blood Pump Door	1	[DEL]	Cs3(Sn 1000 And Above)

501252201	Diaphragm, Chamber, Balance	2	[DEL]	Cs3

501253001	Housing, Chamber, Balance	1	[DEL]	Cs3, W/O Hall Sen,Val,Brt

501253001r	Housing, Chamber, Balance	1	[DEL]	Housing, Chamber, Balance

501254000	Regulator, Vacuum	1	[DEL]	Cs3,Cs3r

501255200	Screw, Panel Screw	10	[DEL]	Cs3

501258200	Cap, Chemical Jug	4	[DEL]	Cs3 (With Holes)

501259200	Rollers, Blood Pump	2	[DEL]	Cs3

501260000	Inductor, Flyback Converter	1	[DEL]	Cs3

501261000	Bracket, Dump Valve	1	[DEL]	Cs3

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	QTY/ PACK	LIST PRICE/PACK	WHERE USED

501262000	Transducer, By-Pass Tubing	1	[DEL]	Cs3

501264160	Option Prg Ver 16, Kit Retro	1	[DEL]	Cs3

501265001	Header, Guide Assy	1	[DEL]	Cs3(Early Models)

501266200	Label, Acid	10	[DEL]	Cs3

501267200	Label, Bicarb	10	[DEL]	Cs3

501268200	Label, Bicarb, Blue	10	[DEL]	Cs3

501270001	Door Assy, Bp	1	[DEL]	Cs3 (W/O Rotr,Motr, Linear Actr)

501272001	Cca, Bpm Interface	1	[DEL]	Bpm, Cs3

501272001r	Cca, Bpm Interface	1	[DEL]	Bpm, Cs3 (Refurbished)

501273000	Kit, Bpm Pump, Air	1	[DEL]	Bpm

501274000	Fitting, Luer, Female Ss Bp	1	[DEL]	Bpm

501275000	Tubing, W/Fittings, Bpm Cuff	1	[DEL]	Bpm

501278000	Ic, Dpm,Ver-15,W/O Bicart	1	[DEL]	Cs3

501282200	Cap, Gear Pump	3	[DEL]	Cs3

501283000	Holder, Bicart	1	[DEL]	Cs3

501284000	Ic, Dpc,W/Bicart	1	[DEL]	Cs3

501284016	Ic, Dpc,W/Bicart	1	[DEL]	Cs3 Plus

501285200	Tubing, Clamp	10	[DEL]	Who

501286000	Ic, Dpm,W/Bicart	1	[DEL]	Cs3

501286016	Ic, Dpm,W/Bicart	1	[DEL]	Cs3 Plus

501287000	Cca, Bicart	1	[DEL]	Cs3

501288000	Kit, Refurb Kit, Uf Pump	1	[DEL]	Cs3

501289000	Maint Kit Port Inlet Dp	1	[DEL]	Cs3

501290200	Boot, Who	6	[DEL]	Who

501291200	Venturi, Who	2	[DEL]	Who

501300000	Valve Assy, Who Rinse Arm	1	[DEL]	Who

501301000	Port Assy, Bypass	1	[DEL]	Cs3

501302200	Connector, Bicart, 3/16”	4	[DEL]	Cs3(W/Luer, Pb)

501304000	Plate, Cavity, Gear Pump	1	[DEL]	Cs3

501309000	Kit, Esd Suppression	1	[DEL]	Cs3

501318000	Fuse, 6 Amp, Slo-Blo	10	[DEL]	Cs3

501321000	Plunger, Pull-Ring	1	[DEL]	Cs3

501322000	Log Book Equipment	1	[DEL]	All Equipment

501325000	Motor, Gear Pump	1	[DEL]	Cs3

501326200	Connector, Y, 3/16	4	[DEL]	Cs3

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	QTY/ PACK	LIST PRICE/PACK	WHERE USED

501336000	Kit, Filter Removal	1	[DEL]	Cs3

501337200	Module, Bh Cca Air Pump Drive	30	[DEL]	Cs3

501338000	Relay, Bld Handling Dr.	1	[DEL]	Cs3

501339000	Kit, Filter Removal	1	[DEL]	Cs3

501340000	Kit, Dia Multi Holder	1	[DEL]	Cs3 - Alpha Dialyzers

501341000	Crank, Ext. Blood Pump Crank	1	[DEL]	Cs3

501342000	Gasket, Bp Con P, Blank	1	[DEL]	Cs3

501343000	Skirt, Right Side	1	[DEL]	Cs3 (As Viewed From Frt Of Mach)

501344000	Skirt, Left Side	1	[DEL]	Cs3 (As Viewed From Frt Of Mach)

501345000	Connector, Hansen, Male	1	[DEL]	Cs3

501346000	Kit, Who Rinse Arm	1	[DEL]	Cs3

501348001	Motor Assy, Blood Pump Tes	1	[DEL]	Cs3

501348001r	Motor Assy, Blood Pump Tes	1	[DEL]	Cs3 (Refurbished)

501350100	Kit, Diode	1	[DEL]	Cs3

501350200	Ic, Serial Interface	2	[DEL]	Cs3

501351200	Kit, Ic,Battery Ram	2	[DEL]	Cs3 (Ver 14 And Above Only)

501352000	Kit, Stopcock Removal, Air	1	[DEL]	Cs3

501353000	Kit, Modification, Ufc Cca	1	[DEL]	Cs3 (Conts Blue Bld, Sftwr & Inst)

501355000	Kit, Bld Verification	1	[DEL]	Cs3

501356000	Ic, Eprom, Uf Mon, Blu Bld	1	[DEL]	Cs3 (Needed With Blue Bld)

501357000	Kit, Bld Verification (Black)	1	[DEL]	Cs3(Black Bld)

501358000	Kit, Bld Verification (Blue)	1	[DEL]	Cs3(Blue Bld)

501360000	Kit, Power Brd. Modif.	1	[DEL]	Cs3

501361000	Switch Assy, Membrane	1	[DEL]	Cs3

501366000	Lubricant, Silicone	1	[DEL]	Cs3

501368000	Panel, A, Fluid Sys	1	[DEL]	Cs3(No Components)

501369000	Panel, B, Fluid Sys	1	[DEL]	Cs3(No Components)

501371002	Kit, Adaptor, Bleach Inject	1	[DEL]	Cs3

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	QTY/ PACK	LIST PRICE/PACK	WHERE USED

501373200	Kit, Retrofit Exp. Master	2	[DEL]	Cs3

501373400	Kit, Retrofit Exp. Master	10	[DEL]	Cs3

501374000	Cca, Expanded Master	1	[DEL]	Cs3

501374000r	Cca, Expanded Master	1	[DEL]	Cs3 (Refurbished)

501376200	Brush Cap, Bld Pump Mtr	4	[DEL]	Cs3

501400002	Clamp, Dual Line Clamp Assy	1	[DEL]	Cs3(Sns)Dual Line

501401001	Chamber Holder, Sns	1	[DEL]	Cs3(Sns)Dual Chamber Holder

501402000	Clip, Chamber Holder	1	[DEL]	Cs3(Sns) (Expansion Chamber)

501403030	Pm Kit, Cs3 Level 1	1	[DEL]	Cs3

501404030	Pm Kit, Cs3 Level 2	1	[DEL]	Cs3

501404030r	Pm Kit, Cs3 Level 2	1	[DEL]	Cs3 (Refurbished)

501414200	O-Ring, Column, Bicart	20	[DEL]	Cs3

501415200	Tubing, Bicart Arms	10	[DEL]	Cs3

501416200	Spring, Tubing Bicart	2	[DEL]	Cs3

501417000	Spike, Lower, Bicart	1	[DEL]	Cs3

501418000	O-Ring, Mount, Bicart	1	[DEL]	Cs3

501419000	Clip, Snap-Clip, Bicart	1	[DEL]	Cs3

501420001	Button, Blue, Bicart Arm	1	[DEL]	Cs3

501421000	Housing, Bicart	1	[DEL]	Cs3

501424001	Nipple, Bypass, Bi-Cart	1	[DEL]	Cs3

501425000	Spike, Upper, Bicart	1	[DEL]	Cs3

501427000	Bumper, Bi-Cart	1	[DEL]	Cs3

501427200	Bumper, Bi-Cart	20	[DEL]	Cs3 (Multi-Pack)

501428000	Backplate, Bicart W/Nipple	1	[DEL]	Cs3

501429000	Backplate, Bicart W/O Nipple	1	[DEL]	Cs3

501430000	Kit, Pri To Vi Hp Hose	1	[DEL]	Cs3

501431000	Bicart Holder Hinge	1	[DEL]	Cs3

501438000	Cap Assy, 38mm, Actril 1gl Jug	1	[DEL]	Cs3 (Clear)

501439200	Label, Bicart Hl (32 Pr Sheet)	1	[DEL]	Cs3

501446200	Cap, Male Luer Lock, White	25	[DEL]	Cs3

501447010	Modified Bicarb Cal Instr	1	[DEL]	Cs3

501447200	Modified Bicarb Cal Kit	40	[DEL]	Cs3

501448001	Manual, Operator, C3+	1	[DEL]	Cs3 Plus

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	QTY/ PACK	LIST PRICE/PACK	WHERE USED

501449200	Tape, Teflon	2	[DEL]	Cs3

501459200	Clips, Canoe Bpm	8	[DEL]	Cs3

501469000	Kit, Rectus Plug	1	[DEL]	Cs3

501470003	Kit, Calibration Kit	1	[DEL]	Cs3

501476000	Container, 63mm Neck	1	[DEL]	Accessory

501479000	Kit, Bpm Cuff Converter	1	[DEL]	Cs3

501479200	Kit, Bpm Cuff Converter	25	[DEL]	Cs3

501480000	Fitting, Junction Fitting Bpm	1	[DEL]	Cs3, Blood Pressure Monitor

501481001	Valve, Check Valve, Bpm Tsted	1	[DEL]	Cs3

501482000	Velcro Strip, Cuff Holder	1	[DEL]	Cs3-Bpm Model

501483000	Holder, Cuff Holder, Bpm	1	[DEL]	Cs3-Bpm Model

501484200	Filter, Bp Pump	2	[DEL]	Cs3-Bpm Model

501485004	Blood Pressure Monitor Lv	1	[DEL]	Cs3

501485004r	Blood Pressure Monitor Lv	1	[DEL]	Cs3 (Refurbished)

501486000	Kit, Bpm Cuff Connector	1	[DEL]	Cs3

501486200	Kit, Bpm Cuff Connector	25	[DEL]	Cs3

501494000	Kit, Bpm Cuff Connector	1	[DEL]	Cs3

501500000	Kit, Uabd Test	1	[DEL]	Tool, Cs3

501510000	Cap, Bleach, 1 Gal Jug	1	[DEL]	Cs3 (Yellow)

501511000	Kit, 1c Kit, Dynamic Ram	1	[DEL]	Cs3

501528000	Support, Rear Shelf	1	[DEL]	Cs3

501532000	Switch, Membrane, Bicart	1	[DEL]	Cs3 W/Bicart

501533001	Regulator, Downstream	1	[DEL]	Cs3 W/Bicart

501534200	Elbow, 1/8 Barbed	10	[DEL]	Cs3 W/Bicart

501543000	Kit, Bicart Tubg. Change	1	[DEL]	Cs3 W/Bicart

501544000	Panel, Overlay Acdr	1	[DEL]	Cs3

501545000	Panel, Front Overlay Blank	1	[DEL]	Cs3

501546016	Kit, Master Eproms	1	[DEL]	Cs3 Plus

501550000	Kit, Field Mod.Kit, Mon.Filt	1	[DEL]	Cs3 (Original Hydraulics)

501551001	Cca, Dialysate Prep Intrcn	1	[DEL]	Cs3

501551001r	Cca, Dialysate Prep Intrcn	1	[DEL]	Cs3 (Refurbished)

501552000	Regulator, Volt.Assembly	1	[DEL]	Cs3 (Gp2)

501553200	Kit, Ap Test Upgr, Bh, Cca	30	[DEL]	Cs3

501554000	Housing, Who Cs3	1	[DEL]	Cs3

501555000	Housing, Rinse Arm Assy	1	[DEL]	Cs3 Who

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	QTY/ PACK	LIST PRICE/PACK	WHERE USED
501555000r	Housing, Rinse Arm Assy	1	[DEL]	Cs3 Who (Refurbished)

501556200	Rings, Who Rinse Arm Valve	6	[DEL]	Cs3

501557200	O-Ring, Who Rinse Arm, Valve	6	[DEL]	Cs3

501560000	Kit, Xtra Str Disinf Ver 15.5	1	[DEL]	Cs3

501561000	Kit, Xtra Str Disinf Ver 15.5	1	[DEL]	Cs3

501570200	Software, Bpm	5	[DEL]	Cs3

501584200	Cap, 38mm 1 Gal Jug	10	[DEL]	Cs3

501602001	Transformer Assy	1	[DEL]	Cs3

501603006	Cca, Power Board Cca	1	[DEL]	Cs3, Repack

501603006r	Cca, Power Board Cca	1	[DEL]	Cs3, Repack (Refurbished)

501604000	Bracket, Mntng, Bicarb Pump	1	[DEL]	Cs3

501605000	Bracket, Diaphragm Pump	1	[DEL]	Cs3

501606000	Base, Uf Pump	1	[DEL]	Cs3,Cs3r (Ultrafiltration)

501607000	Balance Chamber Assy	1	[DEL]	Cs3r (Repackaged Version Only)

501607000r	Balance Chamber Assy	1	[DEL]	Cs3r (Refurbished Repacked Ver)

501608000	Cca, Hall Effect.	1	[DEL]	Cs3

501609000	Valve, Solenoid, 2-Way, Nc	1	[DEL]	Cs3

501609000r	Valve, Solenoid, 2-Way, Nc	1	[DEL]	Cs3 (Refurbished)

501610001	Condo Cell W/Therm.	1	[DEL]	Cs3,Cs3r (W/Therm (Mc1,Cc2,Mc2)

501611001	Valve Assy, Bypass, 3-Way	1	[DEL]	Cs3,Cs3r(Solenoid)- Ord Brkts Sep

501612002	Air, Sep,Assy	1	[DEL]	Cs3,Cs3r

501612002r	Air, Sep,Assy	1	[DEL]	Cs3,Cs3r (Refurbished)

501614000	Pump, Gear, Burned In	1	[DEL]	Cs3, Gp1-Version 9-11 Only

501615000	Pump, Diaph. Acid, A/C/Bicarb	1	[DEL]	Cs3,Cs3r(Acid/ Acetate/Bicarb)

501615000r	Pump, Diaph. Acid, A/C/Bicarb	1	[DEL]	Cs3,Cs3r (Refurbished)

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	QTY/ PACK	LIST PRICE/PACK	WHERE USED

501616000	Bracket, Mntng, Bypass Valve	1	[DEL]	Cs3

501617000	Pump, Diaphragm, Uf	1	[DEL]	Cs3,Cs3r (Ultrafiltration)

501617000r	Pump, Diaphragm, Uf	1	[DEL]	Cs3,Cs3r (Refurbished)

501617016	Pump, Uf (Nonthermal Fuse)	1	[DEL]	Cs3 Plus

501617016r	Pump, Uf (Nonthermal Fuse)	1	[DEL]	Cs3 Plus (Refurbished)

501621001	Condo Cell W/O Therm.	1	[DEL]	Cs3,Cs3r (Cc1)

501623001	Cable, Ribbon Communication	1	[DEL]	Cs3r (Communications)

501628016	Motor, Gp1 &2, Cs3+	1	[DEL]	Cs3 Plus

501630000	Panel, Back	1	[DEL]	Cs3

501631000	Panel, Right Side	1	[DEL]	Cs3

501632000	Panel, Left Side	1	[DEL]	Cs3

501701000	Harness, Dc Power, Replc.	1	[DEL]	Cs3 (Repack)

501702000	Harness, Ac Power, Replc.	1	[DEL]	Cs3 (Repack)

501703000	Capacitor, 8med, 660vac	1	[DEL]	Cs3

501704000	Cable, Clamps, Repack	1	[DEL]	Cs3 (Repack)

501705000	Connector, 10 Pole Socket	1	[DEL]	Cs3

501706000	Connector, 10 Pole Plug	1	[DEL]	Cs3

501707000	Rf Cap/Term.Block Assy.	1	[DEL]	Cs3 (Repack)

501708000	Restrictor Assy	1	[DEL]	Cs3 (Diaphragm) 470hm, 50w, Rpk.

501709200	Seal, Sample Port	6	[DEL]	Cs3

501710000	Cable, Heater Power, Rpk.	1	[DEL]	Cs3

501711200	Fitting, Pres, Xducer	6	[DEL]	Cs3

501712000	Power Adapter, Lv	1	[DEL]	Cs3

501715200	O-Ring, Dialyzer Connector	10	[DEL]	Cs3 (Silicone)

501716200	O-Ring, Dialyzer Connector	10	[DEL]	Cs3 (Viton)

501717200	Fitting, Swivel, Fltr Hs	4	[DEL]	Cs3 (158 Micron Filter Housing)

501719000	Float, Retaining Disc	1	[DEL]	Cs3

501720200	Elbow, M 1/8’ Npt X Barb	4	[DEL]	Cs3

501721200	Kit, Gnd Strap Kit	4	[DEL]	Cs3 Repack

501722000	Cover, Top	1	[DEL]	Cs3

501723000	Holder, Plate Dial Hldr	1	[DEL]	Cs3

501726200	Elbow, 3/16 Inch Barb X 1/8	4	[DEL]	Cs3

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	QTY/ PACK	LIST PRICE/PACK	WHERE USED

501727200	Elbow, 1/4 Inch Barb X 1/8	4	[DEL]	Cs3

501731000	Blood Pres Monitor, Re-Work Kit	1	[DEL]	Bpm

501731200	Blood Pres Monitor, Re-Work Kit	10	[DEL]	Bpm

501740000	Connector, Dialyzer (Red)	1	[DEL]	Cs3

501740200	Connector, Dialyzer (Red)	10	[DEL]	Cs3

501741000	Connector, Dialyzer (Blue)	1	[DEL]	Cs3

501741200	Connector, Dialyzer (Blue)	10	[DEL]	Cs3

501752000	Kit, Cam, Clamp Assy	1	[DEL]	Cs3

501752200	Kit, Cam, Clamp Assy	10	[DEL]	Cs3

501753000	Clamp Assy, Blood Tubing	1	[DEL]	Cs3(4 Position Line Clamp)

501753200	Clamp Assy, Blood Tubing	10	[DEL]	Cs3(4 Position Line Clamp)

501760200	Nose Occluding, Line	1	[DEL]	Cs3

501761200	Adapter, 10cc Syringe	4	[DEL]	Cs3

501762000	Standoff, A/V, W/Nose	1	[DEL]	Cs3

501763000	Base, Clamp, Snc	1	[DEL]	Cs3

501764000	Cap, Anvil Plate, Snc, 38mm	1	[DEL]	Cs3

501780000	Tool, 065 To 095 Go/No Go	1	[DEL]	Tool

501800000	Tubing, Who Heat Shrink 36	1	[DEL]	Who (36"",Clear)

501801000	Bracket, Heat Exchng	1	[DEL]	Cs3 (Original Hydraulics)

501802001	Pole, Iv	1	[DEL]	Cs3

501803200	Tubing, Uf Pump, Tygon	5	[DEL]	Cs3 (5--4"" Sections)

501804200	Mount, Thermistor Cell	4	[DEL]	Cs3

501805000	Harness, Dc Power Dist.	1	[DEL]	Cs3 (Original Hydraulics)

501806000	Harness, Ac Power	1	[DEL]	Cs3 (Original Hydraulics)

501807000	Cable, Ribbon, Bhc Panel	1	[DEL]	Cs3

501808000	Cable, Ribbon, Bh Driver	1	[DEL]	Cs3

501811000	Cap, Mixing, H/D	1	[DEL]	Cs3

501812000	Ic, Master Pia, 68a21	1	[DEL]	Cs3

501813001	Ic, Mast, Exp, U20, Con, Pld	1	[DEL]	Cs3

501814001	Ic, Mas, Exp, U53, Mon, Pld	1	[DEL]	Cs3

501815000	Ic, Mas. 6803 Processor	1	[DEL]	Cs3

501816000	Ic, Bh/Uf Inst.Amp	1	[DEL]	Cs3

501818000	Ic, Dpc,Ver.14 W/O Bicart	1	[DEL]	Cs3

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	QTY/ PACK	LIST PRICE/PACK	WHERE USED

501819000	Ic, Dpm,Ver.14,W/O Bicart	1	[DEL]	Cs3

501820000	Ic, Eprom, Uf, Con, Ver 14	1	[DEL]	Cs3

501821000	Ic, Eprom, Uf, Mon, Ver 14	1	[DEL]	Cs3

501822000	Ic, Eprom, Bh, Con, Ver,14	1	[DEL]	Cs3

501824000	Ic, Master Control ,U15,Ver 14	1	[DEL]	Cs3

501825000	Ic, Master Control,U17,Ver 14	1	[DEL]	Cs3

501826000	Ic, Mas, Mon, U57, Ver 14	1	[DEL]	Cs3

501827000	Ic, Mas, Mon, U58, Ver 14	1	[DEL]	Cs3

501852200	Bushing, Drainline, Feedthr	5	[DEL]	Cs3

501853000	Bezel, Master Panel	1	[DEL]	Cs3

501854000	Gasket, Master Crt Bezel	1	[DEL]	Cs3

501855200	Cap, End, W/O Nipple	5	[DEL]	Cs3

501856200	Cap, End, With Nipple	10	[DEL]	Cs3

501857200	Restrictor Set	5	[DEL]	Cs3 W/Who

501859000	Panel, Acdr, With Overlay	1	[DEL]	Cs3

501860000	Clamp, Blood Pump Motor	1	[DEL]	Cs3

501860016	Cable, Uf Pump	1	[DEL]	Cs3 Plus

501861200	Screw, Nylon,Bh Cca	10	[DEL]	Cs3

501862200	O-Ring, Prv Locking	10	[DEL]	Cs3

501863200	Tubing, Uf Drip Tray 5/16	6	[DEL]	Cs3

501864200	Tubing, 1/8 Id Tygon	9	[DEL]	Cs3

501865016	Top Assy Hd Chamber	1	[DEL]	Cs3

501865016r	Top Assy Hd Chamber	1	[DEL]	Cs3 (Refurbished)

501865200	Kit, Tubing, Air Pump	4	[DEL]	Cs3

501866200	Kit, Upgrade Kit, Bhcca	30	[DEL]	Cs3(30 Machines)

501867200	Fitting, 1/16 X 3/16	10	[DEL]	Cs3

501868000	Shield, Pwr, Sup, Splash	1	[DEL]	Cs3

501869000	Lamp, Neon	1	[DEL]	Cs3

501870000	Power Adapter Assy, Lv	1	[DEL]	Cs3

501872200	O-Ring, Heater Element	10	[DEL]	Cs3

501874200	Valve, Air Pump Burron	4	[DEL]	Cs3

501875200	Valve, Air Pmp Bleeder	4	[DEL]	Cs3

501876000	Kit, Fitting Kit, Air Pump	1	[DEL]	Cs3

501877200	Plug, A/V Xducer Plug W/Nut	4	[DEL]	Cs3

501879200	Spring, A/V Cart Clamp	4	[DEL]	Cs3

501880000	Plate, B.C. Mount, Bracket	1	[DEL]	Cs3

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	QTY/ PACK	LIST PRICE/PACK	WHERE USED

501881000	Terminal Block, Heater	1	[DEL]	Cs3

501882200	Clamp, Acdr Inlet Hose	10	[DEL]	Cs3

501884200	Label, Acetate	10	[DEL]	Cs3

501884205	Label, Acetate, White	10	[DEL]	Cs3

501885200	Label, Bleach	10	[DEL]	Cs3

501886200	Label, Disinfect	10	[DEL]	Cs3

501888000	Gasket, Master Ctrl Panel	2	[DEL]	Cs3

501889000	Ic, Bp Disp Pan Driver	1	[DEL]	Cs3

501890000	Display, 7-Seg, Bh	1	[DEL]	Cs3, Control Panel

501892000	Button, Heparin Syringe	1	[DEL]	Cs3

501894200	Bracket, Bal. Cham. Mount	4	[DEL]	Cs3

501895200	Clip, Wire	10	[DEL]	Cs3

501897200	Screw, Thumb W/Spacer	4	[DEL]	Cs3

501899000	Plate, Base Mounting	1	[DEL]	Cs3

501900155	Ic, Master Control C-Net V15.5	1	[DEL]	Cs3

501900156	Ic, Master Control C-Net V15.6	1	[DEL]	Cs3

501900200	Block, Terminal, 3 Pin	2	[DEL]	Cs3

501901000	Cap, Air Separator	1	[DEL]	Cs3

501902200	Bushing, Drp Tray Drain	10	[DEL]	Cs3

501903000	Connector, 6 Pin Buchan	1	[DEL]	Cs3

501904000	Connector, 5 Pin Buchan	1	[DEL]	Cs3

501907001	Kit, Opt Switch Upgrade	1	[DEL]	Cs3

501908200	O-Ring, Diap. Pump Ports	16	[DEL]	Cs3 (2 Pumps)

501915000	Switch, Opt(Wide) Retrofit	1	[DEL]	Cs3

501916000	Switch, Opt (Wide), Kit	1	[DEL]	Cs3

501920200	Mounting Support, Uabd	2	[DEL]	Cs3

501921200	Fitting, Elbow 3/16 Barbed	6	[DEL]	Cs3

501924000	Line Clamp, Venous	1	[DEL]	Cs3

501924000r	Line Clamp, Venous	1	[DEL]	Cs3 (Refurbished)

501925001	Video, Who	1	[DEL]	Cs3

501941200	Shield, Flexible, Bicart Hldr	4	[DEL]	Cs3

501942200	Spring, Tube Hldr, Bicart Hldr	8	[DEL]	Cs3

501978000	Switch, Flow, 125 Cc/Min	1	[DEL]	Cs3 (Fs4)

501983200	Connector, Ppl,.25tb X .25mpt	4	[DEL]	Cs3

501984200	Connector, Ppl,.38tb X .50mpt	4	[DEL]	Cs3

501985200	Connector, Ppl,.38tb X .38mpt	4	[DEL]	Cs3

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PRODUCT CODE	PRODUCT DESCRIPTION	QTY/ PACK	LIST PRICE/PACK	WHERE USED

501986200	Connector, Ppl,.38tb X .50fpt	4	[DEL]	Cs3

501987200	Connector, Ppl,.38tb X .25fpt	4	[DEL]	Cs3

501988200	Connector, Ppl,.50tb X .38mpt	4	[DEL]	Cs3

501989200	Connector, Ppl,.50tb X .50mpt	4	[DEL]	Cs3

501990200	Connector, Ppl,.25tb X .25fpt	4	[DEL]	Cs3

501991200	Connector, Ppl,.50tb X .25mpt	4	[DEL]	Cs3

501992200	Elbow, 90,Ppl,.25pt X .25m	4	[DEL]	Cs3

501993200	Elbow, 90, Ppl, 38tb X .38m	4	[DEL]	Cs3

501994200	Elbow, 90, Ppl, 38tb X .25m	4	[DEL]	Cs3

501995200	Elbow, 90,Ppl,.50tb X .38m	4	[DEL]	Cs3

501996200	Elbow, 90,Ppl,.25tb X .12m	4	[DEL]	Cs3

501997200	Elbow, 90,Ppl,.50tb X .50m	4	[DEL]	Cs3

501998200	Elbow, 90,Ppl,.25tb X .25m	4	[DEL]	Cs3

502053000	Cable Assy, J203-J232	1	[DEL]	Cs3

502054000	Cable Assy, Air Pump	1	[DEL]	Cs3

502060200	Grill, Fan	4	[DEL]	Cs3

502061000	Cover, Lwr Flap Bicart	1	[DEL]	Cs3

502062000	Faceplate, Top Latch	1	[DEL]	Cs3

502063000	Housing, Lower Bicart	1	[DEL]	Cs3

502064000	Housing, Upper Bicart	1	[DEL]	Cs3

502067000	Cable, Vsi Communications	1	[DEL]	Vsi

502068000	Cable Assy, Vsi P.C. Cable Assy	1	[DEL]	Vsi

502069000	Power Connection Assy	1	[DEL]	Cs3

502070000	Adapter, Y Power Cable Assy	1	[DEL]	Cs3

502110001	Manual, Clean & Disinfect	1	[DEL]	Cs3

502210000	Bypass Block Clamp	1	[DEL]	Cs3

502250000	Cylinder Grad. 1000 Ml	1	[DEL]	Tool

502313000	Support, Rear Shelf	1	[DEL]	Cs3

502422200	Tubing, Tyg. Tub. Uf Pmp, Rep	10	[DEL]	Cs3

502442200	Mount, Hard Bhd Cca	16	[DEL]	Cs3

502512000	Plate, Balance Chamber	1	[DEL]	Cs3 (Repack) Mounting Plate

502513200	Fitting, Y 3/16 X 3/16 X3/16	4	[DEL]	Cs3

502514000	Cable, Ribbon Signal, Bpm	1	[DEL]	Cs3

502515000	Cable, Power, Bpm	1	[DEL]	Cs3

502516200	O-Ring, Washer Ss, Bh	8	[DEL]	Cs3

502522000	Kit, Card Guide	1	[DEL]	Cs3

502524000	Cable, Bicart	1	[DEL]	Cs3 (Bicart Cca To Molex)

Execution Copy

PRODUCT CODE	PRODUCT DESCRIPTION	QTY/ PACK	LIST PRICE/PACK	WHERE USED

502525000	Cable, Bicart	1	[DEL]	Cs3 (Molex To Dp Inter)

502527000	Cable, Heparin Pump	1	[DEL]	Cs3

502551000	Transformer	1	[DEL]	Cs3(Orginal Hydraulics)

502601200	Label, Who Housing	5	[DEL]	Cs3

502602200	Label, Who Pm	5	[DEL]	Cs3

502902200	Spring, Bicart Push Button	2	[DEL]	Cs3

502905200	Spring, Who Rinse Arm	2	[DEL]	Cs3

504040200	Plunger Rinse Port, (Sm)	10	[DEL]	Cs3

504043000	Shield, Uf/Dp Cca Brkt	1	[DEL]	Cs3

504084200	Nipple, Lower Bicart	5	[DEL]	Cs3

504422200	O-Ring, Bp Rotor	8	[DEL]	Cs3

504440200	Fitting, Male Luer	10	[DEL]	Cs3

504442200	Clip, Spring, Exp, Chamber	2	[DEL]	Cs3

504443200	Screw, Hex,1/4 20 X 1/2	10	[DEL]	Cs3

504444200	Washer, Flat, 1/4”	25	[DEL]	Cs3

504445200	Connector, Bicarb, Male	4	[DEL]	Cs3(Blue W/Oring)

504905200	Connector, Acid, Male	4	[DEL]	Cs3(Red, W-Oring)

504906200	Fitting, Vingar Bottle	4	[DEL]	Cs3

504910200	Clamp, Conn. Frt, Pnl, Red	4	[DEL]	Cs3

504911200	Clamp, Conn. Frt, Pnl, White	4	[DEL]	Cs3

504912200	Clamp, Conn. Frt, Pnl, Blue	4	[DEL]	Cs3

504913200	Connector, Acetate, Male	4	[DEL]	Cs3(White, W-Oring)

504914200	Plug, Poly, Water Sup Hs	6	[DEL]	Cs3

505100054	Bracket Assy, Prv4 & Prv5	1	[DEL]	Cs3

512000160	Kit, Opts Prog Ver 16	1	[DEL]	Cs3

512001001	Kit, Cnet Test	1	[DEL]	Cnet, Test Set, Complete

512002000	Cable, Ext. Cnet	1	[DEL]	Cnet

512003000	Simulator, Cnet	1	[DEL]	Cnet

512004000	Receiver, Cnet, Test Set	1	[DEL]	Cnet

512005000	Driver, Cnet	1	[DEL]	Cnet, Test Set

512006001	Ifu, Cnet Tester	1	[DEL]	Cnet

512007000	Adapter, Null-Modem Rs485	1	[DEL]	Cnet

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PRISMA SPARE PARTS

Purchaser’s price for Prisma Spare Parts [DELETED] from the following list prices:

PRODUCT CODE	PRODUCT DESCRIPTION	QTY/ PACK	LIST PRICE	WHERE USED

6041057	Hook, Double, Scale Prisma	1	[DEL]	Prisma

6968994	Illustrated Parts List	1	[DEL]	Prisma

6969299	Cca, Detector	1	[DEL]	Prisma

6969307	Cca, Power Distribution	1	[DEL]	Prisma

6969315	Cca, Monitor	1	[DEL]	Prisma

6969323	Cca, Driver	1	[DEL]	Prisma

6969331	Analog, Cca	1	[DEL]	Prisma

6969349	Cca, Controller	1	[DEL]	Prisma

6969356	Cca, Arps	1	[DEL]	Prisma

6969497	Overlay Prisma English	1	[DEL]	Prisma

6970321	Transducer, Presseru Arps	1	[DEL]	Prisma

6970339	Cover, Scale	1	[DEL]	Prisma

6970347	Pump, Roller Assm, Air	1	[DEL]	Prisma

6970354	Hardware, Air Pump Roller	1	[DEL]	Prisma

6970461	Cd, Service Manual, V3.05	1	[DEL]	Prisma

6970479	Cd, Operator Manual, V3.05	1	[DEL]	Prisma

6970495	Label, Tpe Option	10	[DEL]	Prisma

6970537	Power Connector Kit, Filtered	1	[DEL]	Prisma

6970669	Manual, Operator, Ro2.14, Prisma	1	[DEL]	Prisma

6970677	Label, Warning Kit	1	[DEL]	Prisma

6970685	Addendum, Ops 2.13 Or 3.03	1	[DEL]	Prisma

6970883	Manual, Service	1	[DEL]	Prisma

6971063	Uabd Transducer Assy	1	[DEL]	Prisma

6971410	Scale Assy	1	[DEL]	Prisma

6971428	Harness, Pwr, Ana-Scale	1	[DEL]	Prisma

6971717	Manual, Service, V3.04/3.05 Tpe	1	[DEL]	Prisma

6972145	Software, R02_15_A	1	[DEL]	Prisma

6972178	Software, R02_15_A3	1	[DEL]	Prisma

6972186	Label, Warning Kit	1	[DEL]	Prisma

6972244	Software, Upgrade R2.14a To R2.15a	1	[DEL]	Prisma

6975056	Seals, Pressure Pod	6	[DEL]	Prisma

6975064	Pm Kit, Prisma	1	[DEL]	Prisma

018089000	Base Assy, Prisma	1	[DEL]	Prisma

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PRODUCT CODE	PRODUCT DESCRIPTION	QTY/ PACK	LIST PRICE	WHERE USED

018089100	Column, Prisma	1	[DEL]	Prisma

588001002	Rotor Assy, Prisma	1	[DEL]	Prisma

588008000	Motor Assembly, Prisma	1	[DEL]	Prisma

588009001	Linear Actuator, Prisma	1	[DEL]	Prisma

588010660	Software Ver.R02_13_A2	1	[DEL]	Prisma

588010662	Software Ver.R02_13_A	1	[DEL]	Prisma

588011001	Heparin Pump Assy, Prisma	1	[DEL]	Prisma

588013000	Heparin Pump Motor Assy,Prisma	1	[DEL]	Prisma

588018000	Blood Leak Detector Assembly	1	[DEL]	Prisma

588026000	Cca, Rotor Switch	1	[DEL]	Prisma

588032000	Bracket, Arps Mounting	1	[DEL]	Prisma

588033000	Base, Arps Mounting	1	[DEL]	Prisma

588035000	Speaker Assy, Prisma	1	[DEL]	Prisma

588036000	Fan Assy, Prisma	1	[DEL]	Prisma

588060000	Pressure Pod Assembly	1	[DEL]	Prisma

588065000	Motor Assembly, Arps	1	[DEL]	Prisma

588100000	Harness, Pwr Supply	1	[DEL]	Prisma

588101000	Harness, Pwr, Hour Mtr	1	[DEL]	Prisma

588102000	Harness, Pwr, Montor	1	[DEL]	Prisma

588104000	Harness, Pwr, Driver	1	[DEL]	Prisma

588105000	Harness, Signal, Controller	1	[DEL]	Prisma

588106000	Harness, Signal, Analog	1	[DEL]	Prisma

588107001	Harness, Driver Signal	1	[DEL]	Prisma

588108000	Harness, Signal, Pwr Fail	1	[DEL]	Prisma

588109000	Harness, Signal, Display	1	[DEL]	Prisma

588110000	Harness, Power, Clamp	1	[DEL]	Prisma

588111000	Harness, Signal, Clamp	1	[DEL]	Prisma

588112000	Caster, 3” Dia, Non-Locking	1	[DEL]	Prisma

588113000	Caster, 3” Dia, Locking	1	[DEL]	Prisma

588114002	Power Supply Assy Prisma	1	[DEL]	Prisma

588115000	Display, Electrolum	1	[DEL]	Prisma

588116000	Switch, Touchscreen	1	[DEL]	Prisma

588117000	Overlay, Touchscreen	1	[DEL]	Prisma

588118001	Scale Calibration Weight, Kit	1	[DEL]	Prisma

588119000	Shelf, Calibration Weight	1	[DEL]	Prisma

588120000	Hook, Scale	1	[DEL]	Prisma

588121000	Harness, Signal, Touchscreen	1	[DEL]	Prisma

588122200	Thumbscrew, Nyl, 6-32	10	[DEL]	Prisma

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PRODUCT CODE	PRODUCT DESCRIPTION	QTY/ PACK	LIST PRICE	WHERE USED

588123600	Label, Scale, Set	1	[DEL]	Prisma

588124000	Tool, Cca Removal	1	[DEL]	Prisma

588125000	Test Pressure Pod Assy	4	[DEL]	Prisma

588126000	Ic, Xilinx, Fpga, Xc303op-C8	1	[DEL]	Prisma

588127100	Ic, Prom, Serial Conf.	1	[DEL]	Prisma

588130600	Connector, Tubing Kit	1	[DEL]	Prisma

588131000	Ic, Ser/Par Port 16c552	1	[DEL]	Prisma

588133000	Ic, Prom, Motor	1	[DEL]	Prisma

588134000	Ic, Microproc, 80c188	1	[DEL]	Prisma

588135200	Clip, Tubing, 3/16	10	[DEL]	Prisma

588136200	Label, Mfg, Prisma	10	[DEL]	Prisma

588137100	Power Cord, Domestic Pris	1	[DEL]	Prisma

588137200	Clamp, Cord Kit	1	[DEL]	Prisma

588138000	Harness, Detector ,Power	1	[DEL]	Prisma

588139200	Tubing, Arps Pump Header	5	[DEL]	Prisma

588142001	Ic, 120ons1386ram	1	[DEL]	Prisma

588143000	Sram 62256, 120	1	[DEL]	Prisma

588144000	Grommet, Edge, Prisma	1	[DEL]	Prisma

588145200	Tubing, Arps,.031id,12"	10	[DEL]	Prisma

588146000	Return Pinch Valve Assy	1	[DEL]	Prisma

588147000	Switch Syrnge Pump Eot	1	[DEL]	Prisma

588149000	Latching Carriage Plate A	1	[DEL]	Prisma

588150000	Loader Bearing Assy	1	[DEL]	Prisma

588151000	Harness, Signal, Detector	1	[DEL]	Prisma

588152000	Connector, Primary Power	1	[DEL]	Prisma

588153000	Harness, Signal, Pressure	1	[DEL]	Prisma

588155000	Harness, Power, Arps	1	[DEL]	Prisma

588156000	Harness, Signal, Arps	1	[DEL]	Prisma

588157000	Harness, Powerj1-J4	1	[DEL]	Prisma

588158000	Clamp, Power Cord Domestic	1	[DEL]	Prisma

588159000	Harness, Powerj2-J5	1	[DEL]	Prisma

588160000	Pump Housing	1	[DEL]	Prisma

588161200	Seal, Pump	4	[DEL]	Prisma

588162200	O-Ring, Pump Shaft	4	[DEL]	Prisma

588166000	Rotor Wrench Prisma	1	[DEL]	Prisma

588169000	Container, Prisma Field Shippin	1	[DEL]	Prisma

588450100	Tape, Copper Foil, 1.75 Wi	1	[DEL]	Prisma

588460000	Guide, Rs232 Programmers	1	[DEL]	Prisma

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PRODUCT CODE	PRODUCT DESCRIPTION	QTY/ PACK	LIST PRICE	WHERE USED

500577200	Fastner Kit, Front Panel	2	[DEL]	Prisma

504727000	Retainer Assy, Door W/Bushing	1	[DEL]	Prisma

WATER PURIFICATION PRODUCTS

Product No.	Description	UOM	Pkg Qty	Each Price	Extended Price

WT6177701	Filter Kit, 5 Micron	EA	1	[DEL]	[DEL]

WT15510903	Gac Filter 10"	EA	1	[DEL]	[DEL]

WT15515303	Filter, 10" Bb Gac (Bituminous)	EA	1	[DEL]	[DEL]

WT15515503	Filter, Cc-10 Gac Carbon Petr	EA	1	[DEL]	[DEL]

WT15516243	Filter, .5 Mic, 9 3/4" Cbc-10	EA	1	[DEL]	[DEL]

WT15524903	Filter 20" BB GAC	EA	7	[DEL]	[DEL]

WT15535743	Filter 10" Bb 50/5 Micron	EA	1	[DEL]	[DEL]

WT15535843	Filter Bb 50/5 Mic 20" D/P	EA	1	[DEL]	[DEL]

WT50107	Filter, .05 Mic, 10" E/P 119-Fin	EA	1	[DEL]	[DEL]

WT50208	Filter, .05mic, 20", E/P, 119fin	EA	1	[DEL]	[DEL]

WT811900	Chlorine Reagent Test Strips	EA		[DEL]	[DEL]

WT811902	DPD Chlorine Test Strip W/Colorwheel	EA		[DEL]	[DEL]

WT811903	Dpd Chlorine Test Kit Refills	EA		[DEL]	[DEL]

WT811905	Residual Peroxide Reagent Test Strips	EA		[DEL]	[DEL]

WT811906	Peracetic Acid Reagent Test Strips	EA		[DEL]	[DEL]

WT811909	Feed Water/Rinse Water Reagent Test Strips	EA		[DEL]	[DEL]

WTFCO18B	Micron Filter .2 MIC 5"	EA	1	[DEL]	[DEL]

WTFP0210E	Filter, .2 Mic, 10"	EA	1	[DEL]	[DEL]

WTFP0220E	Filter, .2 Mic, 20"	EA	1	[DEL]	[DEL]

WTFPN021CGS	Filter, .2 Micron, 10", Vent	EA	1	[DEL]	[DEL]

WTOS1229398	Membrane Element, [DELETED]	EA	1	[DEL]	[DEL]

WTP0005PR2	Filter, .5 Mic, Bag	EA	1	[DEL]	[DEL]

WTP0050PR2	Filter, 5 Mic, Bag	EA	1	[DEL]	[DEL]

WTS7625	Filter,10" Pcf1-10 Mb Fda Di	EA	1	[DEL]	[DEL]

WTWP5BB97P	Filter, 5 Mic, 10", Wound Poly	EA	1	[DEL]	[DEL]

WTWPX10BB97P	Filter,10 Mic,10" Wound Poly	EA	1	[DEL]	[DEL]

WT811912	Chlorine Control Tablets	BX	50	[DEL]	[DEL]

WT811911	Test Kit, Hardness Low Range	BX	300	[DEL]	[DEL]

WT811913	Peroxide Control Tablets	BX	50	[DEL]	[DEL]

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Product No.	Description	UOM	Pkg Qty	Each Price	Extended Price

WTTBC5A20	Filter 5 Mic 20" Spun Poly	EA	1	[DEL]	[DEL]

WTTBC5A10	Filter 5 Mic 10" Spun Poly	EA	1	[DEL]	[DEL]

WT15500243	FILTER, 9 3.4", PAC/CELLULOSE	EA	1	[DEL]	[DEL]

WTTBC1A20	Filter 1 Mic 20" Spun Poly	EA	1	[DEL]	[DEL]

WTTB5A200608	Filter 5 Mic 20" Spun Poly	EA	1	[DEL]	[DEL]

WTTBC5A30	Filter 5 Mic 30" Spun Poly	EA	1	[DEL]	[DEL]

WTTBC5A99	Filter 5 Mic 9 7.8"	EA	1	[DEL]	[DEL]

WT7002502A020SPD	Filter Zetapor 20" 222 Flat	EA	1	[DEL]	[DEL]

WT7000301A020SPD	Filter, Zetapor, 10" 222, Fin	EA	1	[DEL]	[DEL]

WT7002501A020SPD	Filter Zetapor 10" 222, Flat	EA	1	[DEL]	[DEL]

WTFC15517043	Filter, 10", Bb, Cbc	EA	1	[DEL]	[DEL]

WT811916	Stericheck Bicarb PH Test Strip	CS		[DEL]	[DEL]

WTFCR0F2020	Filter 0" DOE 20 Micron	EA	1	[DEL]	[DEL]

WTFCWN020S2	Filter 20" 222 0.2 micron	EA	1	[DEL]	[DEL]

WTFCWN120S2	Filter 20" 119 0.2 Micron	EA	1	[DEL]	[DEL]

WTFCR002001	Filter 20" 222 1 Micron	EA	1	[DEL]	[DEL]

WTFCWN010S2	Filter 10" 222 0.2 Micron	EA	1	[DEL]	[DEL]

WTFCR0N0901	Filter 10" DOE 1 Micron	EA	1	[DEL]	[DEL]

WTFCWNF09S2	Filter 10" DOE 0.2 Micron	EA	1	[DEL]	[DEL]

WTFCWNF10S2	Filter 10" DOE 0.2 Micron	EA	1	[DEL]	[DEL]

WT01425125975	Filter, Cbc, Bb, 9.75", +1	EA	1	[DEL]	[DEL]

WT0125012520	Filter, Cbc, 20", Matrikx +1	EA	1	[DEL]	[DEL]

107364	WRO-300*	EA	1	[DEL]	[DEL]

WT6187001	Pre-treatment Kit	EA	1	[DEL]	[DEL]

WT01425125975	Replacement filter cartridge	EA	1	[DEL]	[DEL]

WTHCEN12073	Service Manual	EA	1	[DEL]	[DEL]

*	The WRO-300 is shipped with a user’s manual, laminated user help cards and a user training video

Because central water systems must be designed to meet the individual requirements of each clinic and its particular architectural design and water quality, each central water treatment system must be priced for the specific installation. The parties have developed models involving a component checklist and a sizing sheet to be used in conjunction with a water system component price list from a spreadsheet to automatically calculate the cost of a specific installation for each of the new Water Purification Products and [DELETED] systems. The parties hereby acknowledge delivery and receipt of the documents titled “DaVita Component and

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Water System Pricing”, dated October 3, 2005 for the [DELETED] system and agree that the water component price lists set forth on such documents set forth the prices to be charged by Supplier under this Agreement in conjunction with the installation of such central water treatment systems (without constituting specifications for any particular installation).

WATER SYSTEM SPARE PARTS

Purchaser’s price for Water system spare parts [DELETED] from the following list prices:

Product Code	Product description	qty/pack	List Price

BX6001237378	DIALYZER CONNECTOR	1	[DEL]

FR230086	DIALYZER HOLDER	1	[DEL]

WT1110573	HOUSING, 20"	1	[DEL]

WT1157184	HOUSING ASSY W/FITTING &CLAMPS	1	[DEL]

WT150072	HOUSING, VENT, 10"	1	[DEL]

WT2510710	ELBOW, 25MM, PS	1	[DEL]

WT2650047	PEX TOOL KIT QUICK & EASY	1	[DEL]

WT2650050	CONN 25 Q & E, MODIFIED	1	[DEL]

WT2650054	CONN, 25MM, Q&E, [DELETED]	1	[DEL]

WT2650055	RING, 25MM, Q&E, [DELETED]	1	[DEL]

WT2650061	HEAD 25MM PEX EXPANDER	1	[DEL]

WT2650150	BRACKET, SS TRUNKING T	1	[DEL]

WT2650200	PLATE, MOUNTING, CHASE TEE	1	[DEL]

WT2670103	BUZZER, [DELETED]	1	[DEL]

WT2670104	FRAME, BUZZER, [DELETED]	1	[DEL]

WT2670116	INDICATION PANEL, -H WALL [DELETED]	1	[DEL]

WT2680009	SUPPLY LINE, PHNX, PEX	1	[DEL]

WT2850F01	HEAD, FLECK 2850 MULTI-MEDIA	1	[DEL]

WT2850S01	HEAD, FLECK 2850 SOFTENER	1	[DEL]

WT2AB2	BOOSTER PUMP, CONTROLLER	1	[DEL]

WT2SVB1G2E0	PUMP, BOOSTER, VS, 2HP	1	[DEL]

WT30GREUSE02	TANK, 30 GAL REUSE	1	[DEL]

WT4H514563	PUMP, CH 12-30	1	[DEL]

WT4J554565	CHI4-50 PUMP - BUBE SEAL	1	[DEL]

WT5002S515	BALL VALVE SPEARS	1	[DEL]

WT54001	VALVE, TEMP, MIXING	1	[DEL]

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Product Code	Product description	qty/pack	List Price

WT5467010	REGULATOR,1 INCH HAYWOOD	1	[DEL]

WT60GREUSE	TANK, 60 GAL REUSE	1	[DEL]

WT63414	COUPLER, SS, 3/4" x 3/4" FNPT	1	[DEL]

WT6905G100	FLOAT SWITCH	1	[DEL]

WTA4000	RESIN, NA ACID, 1 CU/FT BAG	1	[DEL]

WTA4073X	RESIN, TANEX, 1 CU/FT DRUM	1	[DEL]

WTA5110750	BEND-FORMER, 25MM, 90 DEG, [DELETED]	1	[DEL]

WTA7002A	SAND, .44-.55MM (50 LB BAG)	1	[DEL]

WTA7005A	FLINT GRAVEL,1/8"X1/16#-50 LB	1	[DEL]

WTA7006A	GRAVEL, 1/4" X 1/8", 50LB BAG	1	[DEL]

WTA7050	ANTHRACITE#, .6-.8MM(50 LB BAG	1	[DEL]

WTA708050	GARNET, #12, 50 LB BAG	1	[DEL]

WTA708650	GARNET #50, 50 LB BAG	1	[DEL]

WTBRINE02	BRINE TANK (24" X 50")	1	[DEL]

WTBRINE18X4001	BRINE TANK, 18 X 40	1	[DEL]

WTCIPKIT01	REVERSE OSMOSIS CLEANING SYS.	1	[DEL]

WTCW0R00	BOX ASY, CHASE, [DELETED], 0 REG	1	[DEL]

WTCW1R00	BOX ASY, CHASE, [DELETED], 1 REG	1	[DEL]

WTCW2R00	BOX ASSY, CHASE, [DELETED], 2 REG	1	[DEL]

WTCW3R00	BOX, ASY, CHASE, [DELETED], 3 REG	1	[DEL]

[DELETED]	LABEL, [DELETED] HOT WARNING	1	[DEL]

WTD5007	RISER TUBE W/STACK DISTRIBUTOR	1	[DEL]

WTDI753II	DI MONITOR	1	[DEL]

WTDILBL00	LABEL, DI BYPASS	1	[DEL]

WTDU25M	UNION, 25MM SS COMPRESSION	1	[DEL]

WTEFSPRINGPK00	SPRING, ENDOTOXIN FILTER	1	[DEL]

WTENDODUPLEX01	KIT, ENDO, DUPLEX W/O HOUSING	1	[DEL]

WTENDOKIT01	KIT, SS, DUPLEX CONNECTOR	1	[DEL]

WTENDOSHELSIMP01	HOUSING, ENDOTOXIN, SS, SHELCO	1	[DEL]

WTENDOSIMPLEX01	KIT, ENDO, SIMPLEX W/O HOUSING	1	[DEL]

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WTENDOTRIPLEX01	KIT, ENDO, TRIPLEX W/O HOUSING	1	[DEL]

WTFC150578	BRACKET, ENDO FILTER, USF	1	[DEL]

WTFILTERREPLAB	LABEL, FILTER REPLACE(250/RL)	1	[DEL]

WTGAUGELABKIT	LABEL KIT, GAUGE	1	[DEL]

WTGSGJ25	SWITCH, PRESSURE, PUMP CONTROL	1	[DEL]

WTHOFA20H2008GQRLP	FIBERGLASS WALL MOUNT CLOSURE	1	[DEL]

WTJCL1240	CARBON GAC 1 CU FT BAG	1	[DEL]

WTK1K2K3MANL01	MANIFOLD, SS, LH, DI	1	[DEL]

WTK1K2K3MANR02	MANIFOLD, SS, RH, DI	1	[DEL]

WTK4512309	CONTROLLER, DRAIN FLOW 12GPM	1	[DEL]

WTK4512310	CONTROLLER, DRAIN FLOW 15GPM	1	[DEL]

WTK4512311	CONTROLLER, DRAIN FLOW 25GPM	1	[DEL]

WTK4513629	CONTROLLER, DRAIN FLOW 20GPM	1	[DEL]

WTK4513640	CONTROLLER, DRAIN FLOW 30 GPM	1	[DEL]

WTK4516858	CONTROLLER, DRAIN FLOW 10GPM	1	[DEL]

WTKITCAD01	COLLECTION ASSISTING DEVICE	1	[DEL]

[DELETED]	COLLECTION ASSIST DEVICE, [DELETED]	1	[DEL]

[DELETED]	COLLECTION ASSIST DEVICE	1	[DEL]

[DELETED]	COLLECT ASSIST DEVICE, [DELETED] REU	1	[DEL]

WTL1L2MANL00	MANIFOLD,SS,LH, L1L2	1	[DEL]

WTL1L2MANR01	MANIFOLD, SS, RH, L1L2	1	[DEL]

WTLABCARBDATA	CARBON TANK DATA LABEL	1	[DEL]

WTLABESI	ELECTRICAL SAFETY INSPECT.LAB	1	[DEL]

WTLABMMDATA01	MMDF DATA LABEL	1	[DEL]

WTLABOS	PURPOSE SHEET, ORGANIC SCAV	1	[DEL]

WTLABPIPELEG	LABEL, PIPE LEGEND	1	[DEL]

WTLABUFWRN	SIGN, UF WARNING	1	[DEL]

WTLABWSDATA	WATER SOFTENER TANK DATA LABEL	1	[DEL]

WTM1M2M3MAN00	MANIFOLD, SS, M1M2M3	1	[DEL]

WTM1M2MANR01	MANIFOLD, SS, RH, M1M2	1	[DEL]

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WTMACHCONN	CONNECTOR, [DELETED] CHASE TO FGHT	1	[DEL]

WTMANSUPLABEL	MANUFACTURER/SUPPLIER LABEL	1	[DEL]

WTMD70RLZT	PUMP, CONCENTRATE, 28.8 PSI	1	[DEL]

WTMIXVALVEASSY01	ASSEMBLY, MIXING VALVE	1	[DEL]

WTNI15MB	UV LIGHT ASSY,NI15MB	1	[DEL]

WTNI30MB	UV LIGHT ASSY, NI30MB	1	[DEL]

WTNIGAMMON15	UV LIGHT MONITOR,NI15	1	[DEL]

WTNIGAMMON30	UV LIGHT MONITOR,NI30	1	[DEL]

WTPEXVIDEO	VIDEO, PEX TUBING	1	[DEL]

WTPRFILTER04	KIT, PRERINSE FLTR, WO HOUSING	1	[DEL]

WTPSC0700	CLAMP, OFFSET PIPE SUPPORT 3/4	1	[DEL]

WTPSC1000	CLAMP, OFFSET PIPE SUPPORT 1"	1	[DEL]

WTPSC1500	CLAMP, OFFSET PIPE SUPPORT 1.5	1	[DEL]

WTQ6301000	PNEUMATIC PEX EXPANDER TOOL	1	[DEL]

WTQA75815	MONITOR, WATER QUALITY, REMOTE	1	[DEL]

WTRT14654	TANK,14X65 NAT4" IM-BASE CTN	1	[DEL]

WTRT16654	TANK, 16 X 65 W/ BASE	1	[DEL]

WTRT20624	TANK, 20 X 62 W/ BASE	1	[DEL]

WTRT24714	TANK, 24 X 71 W/ BASE	1	[DEL]

WTS1S2MAN00	MANIFOLD, SS, S1S2	1	[DEL]

WTS7562A	HOUSING, BB FILTER	1	[DEL]

WTS7577	BRACKET KIT FOR BIG BLUE	1	[DEL]

WTS7594P	HOUSING WRENCH 10” BIG BLUE	1	[DEL]

[DELETED]	[DELETED] SCHEMATIC LARGE	1	[DEL]

WTSLK05	SYSTEM LABEL KIT	1	[DEL]

WTSSHOS75M01	HOSE, SS BRAIDED, 3/4"	1	[DEL]

WTSSQC4B4PF	CONN, SS QD BODY	1	[DEL]

WTSSQC4S2PF	CONNECTOR, SS QD	1	[DEL]

WTSSQC6B4PF	SS, QUICK CONNECT - BODY	1	[DEL]

WTSSQC6S4PM	SS, Quick Connect-Stem	1	[DEL]

WTSSQC6S6HC	CONNECTOR, QC6HC	1	[DEL]

WTSW0R00	BOX ASSY, CHASE, STD, 0 REG	1	[DEL]

WTSW1R00	BOX ASSY, CHASE, STD, 1 REG	1	[DEL]

WTSW2	HOUSING WRENCH, 4.5"	1	[DEL]

WTSW2R00	BOX ASSY, CHASE, STD, 2 REG	1	[DEL]

WTSW3R00	BOX ASSY, CHASE, STD, 3 REG	1	[DEL]

WTT125	TANK, 125 GAL W/PEDISTAL	1	[DEL]

WTT250	TANK, 250 GAL. W/ PED	1	[DEL]

WTTANNINKIT01	TANNIN-LIGNINS COLLECTION KIT	1	[DEL]

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WTTOCKIT01	TOC COLLECTION KIT	1	[DEL]

WTTXMATE	CONTROLLER, RE-PRESS. PUMP	1	[DEL]

WTV2003D5	CONTROLLER, DRAIN FLOW 5GPM	1	[DEL]

WTV2003D7	CONTROLLER, DRAIN FLOW 7GPM	1	[DEL]

WTV6P	TANK, EXPANSION, V6P	1	[DEL]

WTVALVETAGKIT02	VALVE TAG KIT	1	[DEL]

WTZHW0D1201	ENDO FILTER HOUSING,12",USF	1	[DEL]

WTZHW0D2001	ENDO FILTER HOUSING, 20", USF	1	[DEL]

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Technical Training Classes

Catalog Number	Description	Number of Days	Tuition*
339100055	Tuition, C3 Basic	8	[DEL]
339100070	Tuition, C3 Advanced	3	[DEL]
339100096	Tuition, WRO 95	1	[DEL]
339100104	Tuition, WRO 300	1	[DEL]
339100089	Tuition, Phoenix	7	[DEL]
339100100	Tuition, Phoenix Advanced	3	[DEL]
339100093	Tuition, Exalis	3	[DEL]
339100071	Tuition, Prisma	2.5	[DEL]
339100102	Tuition, Prismaflex	3	[DEL]
339100085	Tuition, [DELETED]	3	[DEL]

*	[DELETED]; the Purchaser to pay all travel-related costs

NOTE: Under applicable federal regulations governing discounts, all products, equipment and services must be fully and accurately reported in all cost reports filed by Purchaser with any Federal or state agency.

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EXHIBIT 1-A

OPTIONAL PRODUCTS

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EXHIBIT 2

PRODUCT WARRANTIES AND DISCLAIMERS

PHOENIX DIALYSIS SYSTEM

Warranty - United States of America

[DELETED]

Optional feature components that are installed after a machine has been placed in service are subject to a separate warranty applicable to such components.

Certain components, such as filters, that are subject to normal wear are not covered by this Limited Warranty. In addition, this Warranty does not include replacement or repair of any part that fails because of misuse, accident, neglect, or failure to use and maintain the unit in accordance with instructions provided in the Phoenix Operator’s Manual, or because of alterations made by other than the Supplier’s authorized service personnel. Repairs required as a result of abuse or misuse of the equipment, as determined by the Supplier in good faith, will be charged to the Purchaser.

Performance of scheduled preventive maintenance procedures as described in the Operator’s Manual is the responsibility of the owner and is not covered by this Warranty. Failure to perform preventative maintenance procedures will invalidate this Warranty.

THIS WARRANTY IS EXPRESSLY IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL GAMBRO BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THE FURNISHING, FUNCTIONING OR THE OWNER’S USE OF THE EQUIPMENT. Some states may not allow the exclusion or limitation of incidental or consequential damages, so the above limitation or exclusion may not apply to you. This Warranty gives you specific legal rights and you may also have other rights which vary from state to state.

To request service under this Warranty, the purchaser should call the GAMBRO Technical Service Response Center at the telephone number below. Please provide the name, model number, and serial number of the equipment.

GAMBRO

10810 W. Collins Avenue

Lakewood, CO 80215-4407 USA

1-800-525-2623

1

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PRISMAFLEX™ DIALYSIS DELIVERY SYSTEM

GAMBRO Warranty - United States of America

[DELETED]

Optional feature components that are installed after a machine has been placed in service are subject to a separate warranty applicable to such components.

Certain components, such as fuses, bulbs, and filters, which are subject to normal wear, are not covered by this Limited Warranty. In addition, this Warranty does not include replacement or repair of any part that fails because of misuse, accident, neglect, or failure to use and maintain the unit in accordance with instructions provided in the PRISMAFLEX Operator’s Manual, or because of alterations made by other than GAMBRO authorized service personnel. Repairs required as a result of abuse or misuse of the equipment, as determined by GAMBRO in good faith, will be charged to the owner.

Performance of scheduled preventive maintenance procedures as described in the Operator’s Manual is the responsibility of the owner and is not covered by this Warranty. Failure to perform preventative maintenance procedures will invalidate this Warranty.

THIS WARRANTY IS EXPRESSLY IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL GAMBRO BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING FROM THE USE OF THE UNIT. Some states may not allow the exclusion or limitation of incidental or consequential damages, so the above limitation or exclusion may not apply to you. This Warranty gives you specific legal rights and you may also have other rights, which vary from state to state.

To request service under this Warranty; please call the Technical Service Response Center at the telephone number below. The caller should be ready to provide the name, model number and serial number of the unit.

Gambro Renal Products, Inc.

10810 W. Collins Avenue

Lakewood, CO 80215-4407 USA

1-800-525-2623

2

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PRISMAFLO™ BLOOD/FLUID WARMER WARRANTY

The warranty for PrismaFlo Blood/Fluid Warmer is provided by the manufacturer, STIHLER Electronic GmbH, Stuttgart, Germany.

[DELETED]

Please contact STIHLER’s authorized U.S. service representative, FUTUREMED America, Inc. for warranty service at 818/830-2500.

PRISMATHERM II™ BLOOD WARMER WARRANTY

The warranty for Prismatherm II is provided by the manufacturer, STIHLER Electronic G.m.b.H., Stuttgart, Germany.

[DELETED]

Please contact STIHLER’s authorized U.S. service representative, FUTUREMED America, Inc. for warranty service at 818/830-2500.

3

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WATER SYSTEMS

WRO MOUNTING

The Supplier makes no claims regarding the efficacy of mounting WRO 300 system directly onto any dialysis machine. The Purchaser assumes all risks of, and responsibility for, all damages and liabilities associated with the mounting of the WRO 300 directly onto a dialysis machine. This includes any damage to the WRO 300, the dialysis machine, any other item damaged due to the mounting arrangement and any and all consequential damages. The Purchaser also assumes all risks and liabilities due to any injury to operators, technical staff, patients or any other person who may be injured as a result of the mounting arrangement.

CARBON ADSORPTION (FILTRATION)

Proper sizing of the carbon adsorption (filter) units requires an analysis of the incoming tap water at the point of use. This is not provided by the Supplier prior to an installation. The Purchaser accepts all responsibility for ensuring that chlorine and chloramine levels in the RO feed water are within specification, and that the sizing of the carbon adsorption units will be sufficient to meet those specifications. The Purchaser acknowledges its responsibility to monitor post carbon filter chlorine and chloramine levels to ensure that they do not exceed the level specified for in the feed water requirements. Excessive chlorine and chloramine levels may present patient safety issues and will damage the RO membrane. The Supplier can make recommendations regarding sizing of the carbon adsorption units if chlorine and chloramine levels are provided, but assumes no responsibility for the levels of chlorine and chloramine in the RO feed water, the sizing of the carbon adsorption units, or the consequences of inadequate carbon adsorption.

4

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EXHIBIT 3

VENDOR RELATIONS POLICIES AND PROCEDURES

[See attached PDF entitled Exhibit 3]